Exhibit 99.5

NovaStar 2005-3

All records

	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance
Noat Affected	6,161	1,048,785,131.12	98.23
Katrina Affected Area	155	18,901,919.98	1.77

Total:	6,316	1,067,687,051.10	100

Novastar 2005-3	2,380 records
Stated Income	Balance: 446,182,294

Mortgage Rate Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
5.001 to 5.500	12	2,671,395.51	0.60	691	69.39	72.40
5.501 to 6.000	105	28,856,133.53	6.47	685	73.68	81.91
6.001 to 6.500	224	55,144,634.08	12.36	681	76.89	80.82
6.501 to 7.000	416	96,917,580.01	21.72	667	79.01	81.59
7.001 to 7.500	291	64,071,090.86	14.36	643	80.05	72.11
7.501 to 8.000	316	66,898,524.56	14.99	637	83.36	70.77
8.001 to 8.500	177	33,872,392.07	7.59	623	83.45	61.48
8.501 to 9.000	251	43,004,809.25	9.64	614	85.48	54.01
9.001 to 9.500	91	15,529,635.31	3.48	599	84.83	57.72
9.501 to 10.000	162	16,133,541.00	3.62	612	87.88	25.13
10.001 to 10.500	65	6,103,712.64	1.37	593	85.37	11.53
10.501 to 11.000	133	8,943,591.97	2.00	635	92.97	7.98
11.001 to 11.500	75	4,136,909.71	0.93	677	96.39	0.00
11.501 to 12.000	49	3,096,467.38	0.69	620	91.30	11.89
12.001 to 12.500	11	699,552.55	0.16	624	94.99	0.00
12.501 to 13.000	2	102,323.77	0.02	707	100.00	0.00

Total:	2,380	446,182,294.20	100.00	647	81.27	67.60

Max: 13.000

Min: 5.150

Weighted Average: 7.608

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3	Page 1 of 9

Novastar 2005-3	2,380 records
Stated Income	Balance: 446,182,294

Geographic Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
Alabama	9	1,114,529.67	0.25	613	87.91	21.37
Arizona	55	9,539,797.44	2.14	647	82.43	73.56
Arkansas	17	1,474,355.21	0.33	660	85.60	24.45
California	455	116,056,330.35	26.01	654	79.79	75.41
Colorado	45	7,819,707.24	1.75	657	80.65	27.87
Connecticut	37	6,929,935.70	1.55	644	84.90	83.76
Delaware	4	339,972.15	0.08	624	89.54	82.25
District of Columbia	17	4,521,421.25	1.01	644	77.87	54.92
Florida	660	114,122,667.57	25.58	651	81.05	76.94
Georgia	44	5,409,172.68	1.21	623	83.97	13.49
Idaho	3	402,878.57	0.09	597	81.37	45.48
Illinois	32	5,784,936.77	1.30	645	82.36	80.20
Indiana	9	1,167,419.16	0.26	590	85.78	19.71
Iowa	4	482,036.53	0.11	605	85.85	67.71
Kansas	6	983,373.34	0.22	615	77.99	61.65
Kentucky	11	1,093,754.68	0.25	665	87.86	43.21
Louisiana	46	6,160,237.88	1.38	630	82.48	23.56
Maine	6	743,751.77	0.17	628	85.98	83.87
Maryland	90	18,809,534.36	4.22	643	80.59	76.54
Massachusetts	37	8,559,082.20	1.92	638	83.65	81.81
Michigan	63	6,919,707.50	1.55	623	85.85	4.21
Minnesota	13	2,688,705.71	0.60	640	84.51	69.72
Mississippi	15	1,756,748.34	0.39	637	81.58	33.79
Missouri	39	4,724,299.57	1.06	644	87.25	36.22
Nevada	29	5,744,454.49	1.29	668	83.67	88.44
New Hampshire	18	3,362,368.49	0.75	642	79.93	82.63
New Jersey	84	19,833,036.83	4.45	629	78.03	73.06
New Mexico	1	183,706.29	0.04	661	80.00	100.00
New York	98	22,286,828.26	5.00	636	78.63	66.18
North Carolina	64	8,304,620.27	1.86	657	83.08	18.19
Ohio	48	6,811,895.96	1.53	653	87.01	47.53
Oklahoma	7	1,015,945.77	0.23	642	85.87	57.21
Oregon	7	1,328,352.24	0.30	704	81.65	81.53
Pennsylvania	34	4,738,870.31	1.06	631	82.54	30.06
Rhode Island	5	940,120.34	0.21	634	73.73	64.10
South Carolina	33	4,418,110.50	0.99	630	82.46	31.75
Tennessee	10	797,401.67	0.18	612	77.17	0.00
Texas	75	7,997,746.07	1.79	654	85.04	32.41
Utah	12	2,066,576.37	0.46	639	84.70	29.68
Vermont	4	331,043.60	0.07	609	90.90	42.09
Virginia	108	24,746,480.17	5.55	654	83.76	81.46
Washington	15	2,274,342.98	0.51	641	81.63	82.03
West Virginia	3	281,281.23	0.06	639	88.68	0.00
Wisconsin	5	792,790.48	0.18	563	74.01	0.00
Wyoming	3	321,966.24	0.07	688	82.81	93.48

Total:	2,380	446,182,294.20	100.00	647	81.27	67.60

Number of States: 45

Property Type Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
Single Family Residence	1,666	304,321,114.77	68.21	643	80.86	65.97
PUD	414	83,953,446.66	18.82	655	82.87	69.92
Condo	201	34,156,025.01	7.66	660	82.49	73.79
Multi-Unit	99	23,751,707.76	5.32	659	79.22	71.41

Total:	2,380	446,182,294.20	100.00	647	81.27	67.60

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3	Page 2 of 9

Novastar 2005-3	2,380 records
Stated Income	Balance: 446,182,294

Use of Proceeds Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
Purchase	1,279	221,163,626.33	49.57	672	85.37	70.49
Cash Out Refinance	1,034	214,604,493.78	48.10	622	77.13	65.08
Rate/Term Refinance	67	10,414,174.09	2.33	642	79.64	58.10

Total:	2,380	446,182,294.20	100.00	647	81.27	67.60

Occupancy Status Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
Primary	2,194	412,654,250.40	92.49	645	81.35	66.41
Investment (Non-Owner Occupied)	129	21,385,678.40	4.79	683	78.17	79.62
Secondary Home	57	12,142,365.40	2.72	665	84.20	86.73

Total:	2,380	446,182,294.20	100.00	647	81.27	67.60

Doc Code Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
Stated Income	2,380	446,182,294.20	100.00	647	81.27	67.60

Total:	2,380	446,182,294.20	100.00	647	81.27	67.60

Risk Classifications	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
A	2	178,987.48	0.04	596	81.51	69.74
Alt A	986	172,088,418.66	38.57	687	83.43	73.56
A+	3	558,087.57	0.13	594	81.97	70.74
M1	1,096	213,374,378.11	47.82	632	81.54	70.14
M2	200	41,706,520.64	9.35	600	77.17	59.57
M3	64	12,532,563.35	2.81	565	68.26	0.00
M4	29	5,743,338.39	1.29	555	64.71	0.00

Total:	2,380	446,182,294.20	100.00	647	81.27	67.60

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3	Page 3 of 9

Novastar 2005-3	2,380 records
Stated Income	Balance: 446,182,294

Original Loan to Value Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
0.01 to 5.00	1	19,729.23	0.00	666	85.00	0.00
5.01 to 10.00	8	254,357.13	0.06	682	89.90	0.00
10.01 to 15.00	25	1,077,687.71	0.24	687	86.26	0.00
15.01 to 20.00	396	21,397,860.33	4.80	690	99.80	0.00
20.01 to 25.00	2	119,719.73	0.03	620	22.86	0.00
25.01 to 30.00	4	345,557.23	0.08	623	27.20	0.00
30.01 to 35.00	11	1,455,109.71	0.33	607	31.57	0.00
35.01 to 40.00	9	1,069,361.35	0.24	613	44.44	0.00
40.01 to 45.00	16	2,558,992.08	0.57	634	43.17	0.00
45.01 to 50.00	27	4,480,940.01	1.00	627	47.89	0.00
50.01 to 55.00	29	5,406,334.60	1.21	615	53.44	0.00
55.01 to 60.00	57	10,175,779.83	2.28	615	57.85	0.00
60.01 to 65.00	96	19,165,165.54	4.30	603	63.26	68.16
65.01 to 70.00	123	26,057,717.57	5.84	599	68.76	57.94
70.01 to 75.00	111	23,494,560.19	5.27	615	74.10	64.94
75.01 to 80.00	715	162,600,954.79	36.44	668	79.77	84.00
80.01 to 85.00	175	38,232,871.35	8.57	629	84.59	76.32
85.01 to 90.00	408	89,466,323.47	20.05	638	89.68	73.45
90.01 to 95.00	115	28,108,982.81	6.30	661	94.58	70.10
95.01 to 100.00	52	10,694,289.54	2.40	698	100.00	65.59

Total:	2,380	446,182,294.20	100.00	647	81.27	67.60

Max: 100.00
Min: 5.00
Weighted Average: 77.21

Combined Loan to Value Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
10.01 to 15.00	2	114,900.04	0.03	670	14.12	0.00
15.01 to 20.00	1	49,945.06	0.01	526	18.48	0.00
20.01 to 25.00	2	119,719.73	0.03	620	22.86	0.00
25.01 to 30.00	4	345,557.23	0.08	623	27.20	0.00
30.01 to 35.00	11	1,455,109.71	0.33	607	31.57	0.00
35.01 to 40.00	8	949,447.32	0.21	608	37.42	0.00
40.01 to 45.00	16	2,558,992.08	0.57	634	43.17	0.00
45.01 to 50.00	27	4,480,940.01	1.00	627	47.89	0.00
50.01 to 55.00	29	5,406,334.60	1.21	615	53.44	0.00
55.01 to 60.00	57	10,175,779.83	2.28	615	57.85	0.00
60.01 to 65.00	96	19,165,165.54	4.30	603	63.26	68.16
65.01 to 70.00	123	26,057,717.57	5.84	599	68.76	57.94
70.01 to 75.00	111	23,494,560.19	5.27	615	74.10	64.94
75.01 to 80.00	715	162,600,954.79	36.44	668	79.77	84.00
80.01 to 85.00	176	38,252,600.58	8.57	629	84.59	76.28
85.01 to 90.00	416	89,720,680.60	20.11	638	89.68	73.25
90.01 to 95.00	138	29,071,770.48	6.52	662	94.59	67.78
95.01 to 100.00	448	32,162,118.84	7.21	693	100.00	21.81

Total:	2,380	446,182,294.20	100.00	647	81.27	67.60

Max: 100.00
Min: 13.89
Weighted Average: 81.27

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3	Page 4 of 9

Novastar 2005-3	2,380 records
Stated Income	Balance: 446,182,294

Principal Balance Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
0.01 to 50,000.00	257	8,807,526.50	1.97	682	96.78	0.54
50,000.01 to 100,000.00	368	27,990,357.13	6.27	661	84.83	12.15
100,000.01 to 150,000.00	405	51,291,758.43	11.50	638	80.95	48.97
150,000.01 to 200,000.00	429	75,087,553.22	16.83	639	78.94	67.20
200,000.01 to 250,000.00	310	69,566,645.72	15.59	642	79.38	74.76
250,000.01 to 300,000.00	230	63,057,162.23	14.13	635	80.01	78.25
300,000.01 to 350,000.00	163	52,666,769.39	11.80	651	82.71	89.08
350,000.01 to 400,000.00	87	32,503,840.26	7.28	675	82.75	94.15
400,000.01 to 450,000.00	45	19,212,961.60	4.31	652	82.41	82.54
450,000.01 to 500,000.00	48	22,828,680.99	5.12	655	80.35	81.23
500,000.01 to 550,000.00	11	5,849,232.84	1.31	642	81.93	91.04
550,000.01 to 600,000.00	7	3,998,556.07	0.90	684	80.95	100.00
600,000.01 to 650,000.00	9	5,736,100.56	1.29	654	85.82	0.00
650,000.01 to 700,000.00	9	6,046,682.64	1.36	653	83.87	0.00
700,000.01 to 750,000.00	1	739,204.00	0.17	667	80.00	0.00
750,000.01 to 800,000.00	1	799,262.62	0.18	703	80.00	0.00

Total:	2,380	446,182,294.20	100.00	647	81.27	67.60

Max: 799,262.62
Min: 13,684.96
Average: 187,471.55

FICO Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
500 to 524	26	4,897,878.83	1.10	522	73.88	40.16
525 to 549	121	23,041,683.55	5.16	538	71.46	41.07
550 to 574	142	27,893,508.04	6.25	563	75.76	46.10
575 to 599	212	42,505,699.40	9.53	588	78.47	54.20
600 to 624	233	50,666,086.39	11.36	613	80.30	69.60
625 to 649	360	71,055,003.34	15.93	638	82.34	71.56
650 to 674	443	79,430,612.83	17.80	662	83.15	74.70
675 to 699	378	64,447,439.76	14.44	686	83.90	73.56
700 to 724	234	42,398,663.51	9.50	711	83.08	73.08
725 to 749	129	22,320,239.26	5.00	735	84.57	78.32
750 to 774	79	13,068,323.34	2.93	761	83.83	73.72
775 to 799	17	3,112,967.53	0.70	782	80.83	73.28
800 to 824	6	1,344,188.42	0.30	808	86.83	79.22

Total:	2,380	446,182,294.20	100.00	647	81.27	67.60

Max: 815
Min: 509
Weighted Average: 647

Prepayment Term	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
0	903	164,932,558.15	36.97	653	82.62	66.86
12	20	6,130,358.39	1.37	643	79.71	53.85
24	926	179,808,225.93	40.30	645	81.25	69.49
36	530	95,091,678.40	21.31	644	79.07	66.13
60	1	219,473.33	0.05	603	85.00	100.00

Total:	2,380	446,182,294.20	100.00	647	81.27	67.60

Max: 60
Min: 12
Weighted Average: 28

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3	Page 5 of 9

Novastar 2005-3	2,380 records
Stated Income	Balance: 446,182,294

Original Term Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
120	3	185,458.93	0.04	652	75.23	0.00
180	476	30,678,477.45	6.88	684	91.96	13.86
240	6	817,658.92	0.18	636	71.97	37.02
300	1	101,307.41	0.02	526	68.35	0.00
360	1,894	414,399,391.49	92.88	645	80.51	71.69

Total:	2,380	446,182,294.20	100.00	647	81.27	67.60

Max: 360
Min: 120
Weighted Average: 347

Remaining Term to Maturity Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
109 to 120	3	185,458.93	0.04	652	75.23	0.00
169 to 180	476	30,678,477.45	6.88	684	91.96	13.86
229 to 240	6	817,658.92	0.18	636	71.97	37.02
289 to 300	1	101,307.41	0.02	526	68.35	0.00
313 to 324	1	124,825.46	0.03	582	80.00	100.00
325 to 336	5	789,803.06	0.18	610	82.86	72.47
349 to 360	1,888	413,484,762.97	92.67	645	80.50	71.68

Total:	2,380	446,182,294.20	100.00	647	81.27	67.60

Max: 359
Min: 118
Weighted Average: 345

Seasoning Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
1 to 6	2,374	445,267,665.68	99.80	647	81.27	67.58
25 to 30	4	570,329.73	0.13	613	82.03	61.87
31 to 36	1	219,473.33	0.05	603	85.00	100.00
37 to 42	1	124,825.46	0.03	582	80.00	100.00

Total:	2,380	446,182,294.20	100.00	647	81.27	67.60

Max: 39
Min: 1
Weighted Average: 2

Mortgage Insurance Provider	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
MGIC	1,256	301,620,781.14	67.60	655	82.28	100.00
No MI	1,124	144,561,513.06	32.40	631	79.17	0.00

Total:	2,380	446,182,294.20	100.00	647	81.27	67.60

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3	Page 6 of 9

Novastar 2005-3	2,380 records
Stated Income	Balance: 446,182,294

Lien Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
1	1,952	423,477,590.87	94.91	645	80.29	71.22
2	428	22,704,703.33	5.09	690	99.65	0.00

Total:	2,380	446,182,294.20	100.00	647	81.27	67.60

Loan Type Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
ARM 2/28 - 6 Month LIBOR Index	1,175	235,908,038.16	52.87	627	81.32	66.47
ARM 2/28 - 6 Month LIBOR Index 30 Year Term, 40 Year Amortization	2	840,816.13	0.19	659	85.78	100.00
ARM 2/28 - 6 Month LIBOR Index Interest Only	447	124,626,375.43	27.93	673	81.29	84.83
ARM 3/27 - 6 Month LIBOR Index	27	6,936,749.44	1.55	630	74.58	61.05
ARM 3/27 - 6 Month LIBOR Index Interest Only	17	5,751,542.04	1.29	676	80.31	83.58
ARM 5/25 - 6 Month LIBOR Index	12	1,943,160.12	0.44	668	71.03	51.40
ARM 5/25 - 6 Month LIBOR Index 30 Year Term, 40 Year Amortization	1	455,833.46	0.10	742	80.00	0.00
ARM 5/25 - 6 Month LIBOR Index Interest Only	6	1,575,675.00	0.35	657	73.68	85.02
Balloon - 15 Year Term, 30 Year Amortization	393	20,891,826.19	4.68	690	99.63	0.00
Balloon - 30 Year Term, 40 Year Amortization	1	337,376.74	0.08	687	90.00	0.00
Fixed Rate - 10 Year	3	185,458.93	0.04	652	75.23	0.00
Fixed Rate - 15 Year	83	9,786,651.26	2.19	672	75.59	43.43
Fixed Rate - 20 Year	6	817,658.92	0.18	636	71.97	37.02
Fixed Rate - 25 Year	1	101,307.41	0.02	526	68.35	0.00
Fixed Rate - 30 Year	199	34,236,924.97	7.67	656	74.38	61.24
Fixed Rate - 30 Year Interest Only	7	1,786,900.00	0.40	694	71.63	75.26

Total:	2,380	446,182,294.20	100.00	647	81.27	67.60

Interest Type	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
Adjustable	1,687	378,038,189.78	84.73	643	81.10	72.68
Fixed	693	68,144,104.42	15.27	669	82.26	39.42

Total:	2,380	446,182,294.20	100.00	647	81.27	67.60

Initial Rate Cap (ARMs Only)	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
3.000	1,686	377,852,189.78	99.95	643	81.11	72.72
3.375	1	186,000.00	0.05	608	58.13	0.00

Total:	1,687	378,038,189.78	100.00	643	81.10	72.68

Max: 3.375
Min: 3.000
Weighted Average: 3.000

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3	Page 7 of 9

Novastar 2005-3	2,380 records
Stated Income	Balance: 446,182,294

Subsequent Rate Cap (ARMs Only)	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
1.000	1,678	376,591,436.91	99.62	644	81.16	72.92
1.500	3	742,371.39	0.20	621	66.59	19.36
2.000	6	704,381.48	0.19	601	63.09	0.00

Total:	1,687	378,038,189.78	100.00	643	81.10	72.68

Max: 2.000
Min: 1.000
Weighted Average: 1.003

Max Rate Distribution (ARMs Only)	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
10.501 to 11.000	1	80,883.12	0.02	543	43.20	0.00
12.001 to 12.500	15	3,518,825.62	0.93	680	70.78	76.25
12.501 to 13.000	107	31,400,703.66	8.31	677	75.39	82.40
13.001 to 13.500	191	48,829,880.33	12.92	675	78.58	84.50
13.501 to 14.000	357	83,330,119.30	22.04	668	79.75	82.64
14.001 to 14.500	228	51,717,145.83	13.68	646	81.43	74.38
14.501 to 15.000	264	59,023,854.19	15.61	636	84.11	71.08
15.001 to 15.500	149	30,412,675.77	8.04	620	83.29	64.22
15.501 to 16.000	191	36,511,613.48	9.66	607	85.33	59.66
16.001 to 16.500	78	14,512,268.07	3.84	595	84.79	60.56
16.501 to 17.000	59	9,842,186.00	2.60	569	81.65	39.93
17.001 to 17.500	21	4,015,478.18	1.06	542	78.65	13.29
17.501 to 18.000	16	3,169,602.74	0.84	544	80.87	22.53
18.001 to 18.500	4	507,067.56	0.13	527	71.32	0.00
18.501 to 19.000	5	990,784.48	0.26	531	74.18	37.15
19.001 to 19.500	1	175,101.45	0.05	529	80.00	0.00

Total:	1,687	378,038,189.78	100.00	643	81.10	72.68

Max: 19.100
Min: 10.700
Weighted Average: 14.442

Floor Rate Distribution (ARMs Only)	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
5.001 to 5.500	9	2,059,066.41	0.54	704	68.95	68.65
5.501 to 6.000	96	27,287,615.80	7.22	684	74.61	83.25
6.001 to 6.500	184	46,950,969.73	12.42	679	78.76	85.22
6.501 to 7.000	363	86,541,898.11	22.89	667	79.92	82.76
7.001 to 7.500	239	54,520,756.49	14.42	643	80.99	74.19
7.501 to 8.000	271	60,334,832.42	15.96	635	83.81	71.10
8.001 to 8.500	149	30,412,675.77	8.04	620	83.29	64.22
8.501 to 9.000	192	36,717,886.57	9.71	607	85.25	59.33
9.001 to 9.500	78	14,512,268.07	3.84	595	84.79	60.56
9.501 to 10.000	59	9,842,186.00	2.60	569	81.65	39.93
10.001 to 10.500	21	4,015,478.18	1.06	542	78.65	13.29
10.501 to 11.000	16	3,169,602.74	0.84	544	80.87	22.53
11.001 to 11.500	4	507,067.56	0.13	527	71.32	0.00
11.501 to 12.000	5	990,784.48	0.26	531	74.18	37.15
12.001 to 12.500	1	175,101.45	0.05	529	80.00	0.00

Total:	1,687	378,038,189.78	100.00	643	81.10	72.68

Max: 12.100
Min: 5.150
Weighted Average: 7.470

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3	Page 8 of 9

Novastar 2005-3	2,380 records
Stated Income	Balance: 446,182,294

Gross Margins Distribution (ARMs Only)	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
1.501 to 2.000	1	175,417.88	0.05	681	80.00	100.00
3.001 to 3.500	1	202,175.16	0.05	544	75.00	100.00
4.001 to 4.500	35	8,478,771.31	2.24	687	70.95	81.01
4.501 to 5.000	326	80,325,084.83	21.25	699	79.34	84.49
5.001 to 5.500	283	67,806,083.22	17.94	662	77.97	79.44
5.501 to 6.000	440	96,500,977.83	25.53	644	82.50	77.62
6.001 to 6.500	350	75,049,350.88	19.85	607	85.02	66.59
6.501 to 7.000	241	47,868,161.90	12.66	574	81.98	42.75
7.001 to 7.500	8	1,355,988.12	0.36	591	60.77	31.73
7.501 to 8.000	2	276,178.65	0.07	580	67.36	0.00

Total:	1,687	378,038,189.78	100.00	643	81.10	72.68

Max: 7.990
Min: 2.000
Weighted Average: 5.676

Months to Next Adjustment Distribution (ARMs Only)	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
13 to 24	1,624	361,375,229.72	95.59	643	81.32	72.88
25 to 36	44	12,688,291.48	3.36	651	77.18	71.26
49 to 60	19	3,974,668.58	1.05	672	73.11	58.83

Total:	1,687	378,038,189.78	100.00	643	81.10	72.68

Max: 59
Min: 18
Weighted Average: 23

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3	Page 9 of 9

Novastar 2005-3	727 records
No Documentation	Balance: 110,200,589

Mortgage Rate Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
5.001 to 5.500	1	405,890.54	0.37	735	80.00	100.00
5.501 to 6.000	24	4,610,777.93	4.18	703	73.60	74.13
6.001 to 6.500	76	13,781,904.62	12.51	698	73.73	82.24
6.501 to 7.000	161	29,754,430.30	27.00	711	79.32	79.99
7.001 to 7.500	163	31,993,489.34	29.03	697	82.73	73.82
7.501 to 8.000	76	14,806,036.80	13.44	691	85.09	78.45
8.001 to 8.500	34	5,603,713.98	5.09	689	86.33	70.43
8.501 to 9.000	11	1,701,634.31	1.54	681	90.54	69.81
9.001 to 9.500	2	293,681.69	0.27	757	87.48	62.58
9.501 to 10.000	25	1,096,206.67	0.99	725	97.99	0.00
10.001 to 10.500	11	415,929.97	0.38	702	92.83	27.00
10.501 to 11.000	39	1,507,372.74	1.37	725	97.49	0.00
11.001 to 11.500	16	701,143.70	0.64	713	96.37	0.00
11.501 to 12.000	33	1,318,777.59	1.20	738	98.65	0.00
12.001 to 12.500	13	603,142.24	0.55	742	100.00	0.00
12.501 to 13.000	42	1,606,456.15	1.46	745	100.00	0.00

Total:	727	110,200,588.57	100.00	702	81.94	72.25

Max: 13.000

Min: 5.400

Weighted Average: 7.389

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3	Page 1 of 9

Novastar 2005-3	727 records
No Documentation	Balance: 110,200,589

Geographic Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
Alabama	4	441,396.21	0.40	680	83.47	0.00
Arizona	57	7,123,590.07	6.46	715	83.02	84.05
Arkansas	4	395,996.22	0.36	717	78.03	42.66
California	47	11,979,127.69	10.87	684	78.38	68.81
Colorado	13	2,061,167.05	1.87	695	81.32	64.77
Connecticut	8	2,030,317.63	1.84	738	79.07	77.32
Delaware	3	941,566.04	0.85	680	83.96	100.00
District of Columbia	1	299,456.13	0.27	696	56.87	0.00
Florida	242	33,657,464.11	30.54	704	82.04	86.10
Georgia	9	714,724.61	0.65	720	84.54	0.00
Illinois	18	3,052,009.82	2.77	697	85.05	89.52
Indiana	3	196,656.34	0.18	731	90.81	0.00
Iowa	1	27,979.94	0.03	678	95.00	0.00
Kansas	1	203,964.66	0.19	661	95.00	100.00
Kentucky	7	906,722.99	0.82	683	88.23	59.19
Louisiana	7	504,858.24	0.46	692	86.46	17.50
Maine	7	1,084,379.49	0.98	728	83.69	91.21
Maryland	24	5,056,706.95	4.59	717	80.66	84.30
Massachusetts	10	1,416,292.61	1.29	706	84.80	90.76
Michigan	22	2,879,929.41	2.61	706	82.59	18.32
Minnesota	5	930,872.54	0.84	677	81.00	85.65
Mississippi	1	57,274.72	0.05	676	90.00	0.00
Missouri	15	1,319,595.50	1.20	699	75.74	14.31
Nevada	13	1,923,932.84	1.75	700	81.94	93.21
New Hampshire	1	169,700.66	0.15	631	69.96	100.00
New Jersey	13	2,294,080.10	2.08	693	81.15	87.64
New Mexico	1	235,798.79	0.21	627	80.00	100.00
New York	12	2,739,409.71	2.49	699	83.19	93.51
North Carolina	38	4,833,654.12	4.39	704	83.93	35.15
Ohio	19	1,969,222.79	1.79	695	80.17	39.58
Oklahoma	3	351,383.92	0.32	730	85.70	41.59
Oregon	3	431,350.40	0.39	674	66.27	36.14
Pennsylvania	9	1,113,642.31	1.01	706	84.24	39.30
Rhode Island	3	418,013.71	0.38	719	78.07	87.57
South Carolina	19	2,030,051.87	1.84	724	85.30	8.66
Tennessee	3	421,845.92	0.38	655	85.00	0.00
Texas	19	1,771,333.72	1.61	706	80.39	19.62
Utah	6	670,890.88	0.61	732	83.41	27.31
Vermont	1	99,922.76	0.09	701	80.00	0.00
Virginia	35	7,838,941.76	7.11	709	83.46	93.86
Washington	15	3,060,888.37	2.78	684	84.59	60.39
Wisconsin	3	416,632.87	0.38	641	84.85	100.00
Wyoming	2	127,842.10	0.12	749	84.00	79.99

Total:	727	110,200,588.57	100.00	702	81.94	72.25

Number of States: 43

Property Type Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
Single Family Residence	492	75,178,069.45	68.22	696	81.69	68.71
PUD	158	23,511,325.83	21.34	717	82.85	78.12
Condo	49	6,980,451.36	6.33	718	82.84	86.42
Multi-Unit	28	4,530,741.93	4.11	702	79.95	78.87

Total:	727	110,200,588.57	100.00	702	81.94	72.25

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3	Page 2 of 9

Novastar 2005-3	727 records
No Documentation	Balance: 110,200,589

Use of Proceeds Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
Purchase	465	64,471,903.76	58.50	718	84.21	70.76
Cash Out Refinance	248	43,999,366.72	39.93	679	78.84	74.76
Rate/Term Refinance	14	1,729,318.09	1.57	703	76.49	64.22

Total:	727	110,200,588.57	100.00	702	81.94	72.25

Occupancy Status Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
Primary	661	98,577,976.88	89.45	702	82.18	71.39
Investment (Non-Owner Occupied)	42	7,269,603.71	6.60	708	76.46	76.38
Secondary Home	24	4,353,007.98	3.95	705	85.72	84.86

Total:	727	110,200,588.57	100.00	702	81.94	72.25

Doc Code Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
No Documentation	727	110,200,588.57	100.00	702	81.94	72.25

Total:	727	110,200,588.57	100.00	702	81.94	72.25

Risk Classifications	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
Alt A	723	109,617,633.54	99.47	702	81.91	72.38
M1	4	582,955.03	0.53	666	88.73	47.76

Total:	727	110,200,588.57	100.00	702	81.94	72.25

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3	Page 3 of 9

Novastar 2005-3	727 records
No Documentation	Balance: 110,200,589

Original Loan to Value Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
5.01 to 10.00	12	317,232.88	0.29	700	90.00	0.00
10.01 to 15.00	47	1,526,712.51	1.39	709	94.98	0.00
15.01 to 20.00	121	5,380,665.80	4.88	745	99.92	0.00
20.01 to 25.00	2	75,820.44	0.07	722	49.69	0.00
25.01 to 30.00	1	149,887.56	0.14	749	30.00	0.00
30.01 to 35.00	3	354,742.99	0.32	683	33.12	0.00
35.01 to 40.00	5	388,977.95	0.35	673	37.31	0.00
40.01 to 45.00	3	549,466.06	0.50	658	42.68	0.00
45.01 to 50.00	7	829,426.89	0.75	698	47.94	0.00
50.01 to 55.00	3	376,383.97	0.34	679	52.66	0.00
55.01 to 60.00	14	2,334,562.62	2.12	667	57.86	0.00
60.01 to 65.00	22	3,210,123.87	2.91	677	63.74	97.78
65.01 to 70.00	30	4,775,741.59	4.33	678	68.37	92.15
70.01 to 75.00	19	3,183,922.05	2.89	676	74.07	90.52
75.01 to 80.00	259	47,334,361.59	42.95	716	79.90	78.73
80.01 to 85.00	40	7,547,539.78	6.85	681	84.15	90.25
85.01 to 90.00	118	27,537,491.52	24.99	692	89.76	79.06
90.01 to 95.00	21	4,327,528.50	3.93	694	94.86	77.55

Total:	727	110,200,588.57	100.00	702	81.94	72.25

Max: 95.00
Min: 9.98
Weighted Average: 76.68

Combined Loan to Value Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
20.01 to 25.00	1	47,840.50	0.04	747	23.19	0.00
25.01 to 30.00	1	149,887.56	0.14	749	30.00	0.00
30.01 to 35.00	3	354,742.99	0.32	683	33.12	0.00
35.01 to 40.00	5	388,977.95	0.35	673	37.31	0.00
40.01 to 45.00	3	549,466.06	0.50	658	42.68	0.00
45.01 to 50.00	7	829,426.89	0.75	698	47.94	0.00
50.01 to 55.00	3	376,383.97	0.34	679	52.66	0.00
55.01 to 60.00	14	2,334,562.62	2.12	667	57.86	0.00
60.01 to 65.00	22	3,210,123.87	2.91	677	63.74	97.78
65.01 to 70.00	30	4,775,741.59	4.33	678	68.37	92.15
70.01 to 75.00	19	3,183,922.05	2.89	676	74.07	90.52
75.01 to 80.00	259	47,334,361.59	42.95	716	79.90	78.73
80.01 to 85.00	40	7,547,539.78	6.85	681	84.15	90.25
85.01 to 90.00	130	27,854,724.40	25.28	692	89.76	78.16
90.01 to 95.00	70	5,915,951.11	5.37	698	94.89	56.73
95.01 to 100.00	120	5,346,935.64	4.85	745	99.95	0.00

Total:	727	110,200,588.57	100.00	702	81.94	72.25

Max: 100.00
Min: 23.19
Weighted Average: 81.94

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3	Page 4 of 9

Novastar 2005-3	727 records
No Documentation	Balance: 110,200,589

Principal Balance Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
0.01 to 50,000.00	146	4,671,288.43	4.24	734	95.65	0.00
50,000.01 to 100,000.00	107	8,404,289.52	7.63	705	80.94	13.98
100,000.01 to 150,000.00	161	20,077,624.82	18.22	707	78.83	64.86
150,000.01 to 200,000.00	141	24,252,706.53	22.01	705	79.58	86.90
200,000.01 to 250,000.00	64	14,161,368.51	12.85	695	81.78	83.88
250,000.01 to 300,000.00	38	10,517,989.41	9.54	698	80.98	86.40
300,000.01 to 350,000.00	24	7,829,832.42	7.11	695	83.35	95.92
350,000.01 to 400,000.00	16	5,953,713.19	5.40	687	83.06	81.31
400,000.01 to 450,000.00	15	6,336,050.27	5.75	684	83.75	80.13
450,000.01 to 500,000.00	7	3,296,576.48	2.99	720	84.90	100.00
500,000.01 to 550,000.00	4	2,074,968.39	1.88	716	89.89	100.00
550,000.01 to 600,000.00	1	584,100.00	0.53	761	90.00	100.00
600,000.01 to 650,000.00	1	612,380.60	0.56	669	90.00	0.00
650,000.01 to 700,000.00	1	677,700.00	0.61	695	90.00	0.00
700,000.01 to 750,000.00	1	750,000.00	0.68	659	89.93	0.00

Total:	727	110,200,588.57	100.00	702	81.94	72.25

Max: 750,000.00
Min: 14,016.38
Average: 151,582.65

FICO Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
600 to 624	12	2,186,549.31	1.98	620	73.10	57.48
625 to 649	75	14,237,398.76	12.92	638	76.70	83.98
650 to 674	95	19,062,653.49	17.30	662	82.91	73.90
675 to 699	128	18,524,980.86	16.81	687	82.16	66.86
700 to 724	120	17,507,942.51	15.89	711	84.16	76.62
725 to 749	159	20,739,136.49	18.82	737	82.99	65.08
750 to 774	88	11,445,899.34	10.39	760	82.74	68.72
775 to 799	40	4,825,899.14	4.38	786	81.58	75.21
800 to 824	10	1,670,128.67	1.52	813	83.95	91.70

Total:	727	110,200,588.57	100.00	702	81.94	72.25

Max: 821
Min: 614
Weighted Average: 702

Prepayment Term	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
0	317	45,687,107.39	41.46	712	83.44	71.47
12	3	749,447.73	0.68	712	74.66	63.38
24	260	40,947,167.71	37.16	701	83.18	74.69
36	142	22,075,656.24	20.03	684	76.97	69.41
60	5	741,209.50	0.67	666	76.27	79.16

Total:	727	110,200,588.57	100.00	702	81.94	72.25

Max: 60
Min: 12
Weighted Average: 28

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3	Page 5 of 9

Novastar 2005-3	727 records
No Documentation	Balance: 110,200,589

Original Term Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
180	191	8,230,484.44	7.47	731	95.58	6.73
240	1	209,234.47	0.19	646	82.68	100.00
360	535	101,760,869.66	92.34	700	80.84	77.50

Total:	727	110,200,588.57	100.00	702	81.94	72.25

Max: 360
Min: 180
Weighted Average: 346

Remaining Term to Maturity Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
169 to 180	191	8,230,484.44	7.47	731	95.58	6.73
229 to 240	1	209,234.47	0.19	646	82.68	100.00
325 to 336	7	983,805.06	0.89	677	76.31	75.67
349 to 360	528	100,777,064.60	91.45	700	80.88	77.51

Total:	727	110,200,588.57	100.00	702	81.94	72.25

Max: 359
Min: 177
Weighted Average: 344

Seasoning Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
1 to 6	720	109,216,783.51	99.11	702	81.99	72.22
25 to 30	5	792,657.91	0.72	672	78.50	80.52
31 to 36	2	191,147.15	0.17	697	67.19	55.59

Total:	727	110,200,588.57	100.00	702	81.94	72.25

Max: 33
Min: 1
Weighted Average: 2

Mortgage Insurance Provider	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
MGIC	386	79,623,627.08	72.25	701	82.11	100.00
No MI	341	30,576,961.49	27.75	706	81.50	0.00

Total:	727	110,200,588.57	100.00	702	81.94	72.25

Lien Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
1	546	102,947,997.44	93.42	700	80.78	77.34
2	181	7,252,591.13	6.58	735	98.43	0.00

Total:	727	110,200,588.57	100.00	702	81.94	72.25

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3	Page 6 of 9

Novastar 2005-3	727 records
No Documentation	Balance: 110,200,589

Loan Type Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
ARM 2/28 - 6 Month LIBOR Index	270	47,956,445.59	43.52	701	82.15	75.81
ARM 2/28 - 6 Month LIBOR Index 30 Year Term, 40 Year Amortization	2	792,522.19	0.72	748	85.11	0.00
ARM 2/28 - 6 Month LIBOR Index Interest Only	146	34,352,012.71	31.17	705	82.27	87.40
ARM 3/27 - 6 Month LIBOR Index	9	1,578,467.63	1.43	680	83.68	78.97
ARM 3/27 - 6 Month LIBOR Index Interest Only	5	1,059,750.85	0.96	674	75.22	56.00
ARM 5/25 - 6 Month LIBOR Index	5	1,366,464.27	1.24	722	87.33	89.77
ARM 5/25 - 6 Month LIBOR Index Interest Only	3	628,500.00	0.57	687	78.45	100.00
Balloon - 15 Year Term, 30 Year Amortization	161	6,565,464.00	5.96	734	98.41	0.00
Fixed Rate - 15 Year	30	1,665,020.44	1.51	721	84.41	33.25
Fixed Rate - 20 Year	1	209,234.47	0.19	646	82.68	100.00
Fixed Rate - 30 Year	93	13,703,706.42	12.44	683	72.11	63.25
Fixed Rate - 30 Year Interest Only	2	323,000.00	0.29	671	76.02	36.84

Total:	727	110,200,588.57	100.00	702	81.94	72.25

Interest Type	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
Adjustable	440	87,734,163.24	79.61	703	82.22	79.87
Fixed	287	22,466,425.33	20.39	700	80.86	42.51

Total:	727	110,200,588.57	100.00	702	81.94	72.25

Initial Rate Cap (ARMs Only)	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
3.000	440	87,734,163.24	100.00	703	82.22	79.87

Total:	440	87,734,163.24	100.00	703	82.22	79.87

Max: 3.000
Min: 3.000
Weighted Average: 3.000

Subsequent Rate Cap (ARMs Only)	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
1.000	440	87,734,163.24	100.00	703	82.22	79.87

Total:	440	87,734,163.24	100.00	703	82.22	79.87

Max: 1.000
Min: 1.000
Weighted Average: 1.000

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3	Page 7 of 9

Novastar 2005-3	727 records
No Documentation	Balance: 110,200,589

Max Rate Distribution (ARMs Only)	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
12.001 to 12.500	1	405,890.54	0.46	735	80.00	100.00
12.501 to 13.000	21	4,062,806.22	4.63	703	73.54	73.54
13.001 to 13.500	59	11,151,596.91	12.71	704	76.41	85.28
13.501 to 14.000	134	26,286,212.88	29.96	714	81.06	83.80
14.001 to 14.500	137	28,047,762.29	31.97	698	83.92	73.72
14.501 to 15.000	58	12,136,369.31	13.83	695	86.17	82.23
15.001 to 15.500	23	4,298,100.08	4.90	688	87.36	83.40
15.501 to 16.000	5	1,079,423.96	1.23	682	92.13	73.27
17.001 to 17.500	1	112,318.82	0.13	652	90.00	100.00
18.001 to 18.500	1	153,682.23	0.18	663	95.00	0.00

Total:	440	87,734,163.24	100.00	703	82.22	79.87

Max: 18.100
Min: 12.400
Weighted Average: 14.089

Floor Rate Distribution (ARMs Only)	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
5.001 to 5.500	1	405,890.54	0.46	735	80.00	100.00
5.501 to 6.000	21	4,062,806.22	4.63	703	73.54	73.54
6.001 to 6.500	59	11,151,596.91	12.71	704	76.41	85.28
6.501 to 7.000	134	26,286,212.88	29.96	714	81.06	83.80
7.001 to 7.500	137	28,047,762.29	31.97	698	83.92	73.72
7.501 to 8.000	58	12,136,369.31	13.83	695	86.17	82.23
8.001 to 8.500	23	4,298,100.08	4.90	688	87.36	83.40
8.501 to 9.000	5	1,079,423.96	1.23	682	92.13	73.27
10.001 to 10.500	1	112,318.82	0.13	652	90.00	100.00
11.001 to 11.500	1	153,682.23	0.18	663	95.00	0.00

Total:	440	87,734,163.24	100.00	703	82.22	79.87

Max: 11.100
Min: 5.400
Weighted Average: 7.089

Gross Margins Distribution (ARMs Only)	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
4.001 to 4.500	20	3,700,126.92	4.22	710	63.14	54.77
4.501 to 5.000	258	48,544,498.73	55.33	721	79.13	82.56
5.001 to 5.500	122	25,931,295.63	29.56	683	87.43	78.84
5.501 to 6.000	36	8,786,692.76	10.02	662	90.80	78.43
6.001 to 6.500	3	425,225.16	0.48	673	95.00	67.62
6.501 to 7.000	1	346,324.04	0.39	627	95.00	100.00

Total:	440	87,734,163.24	100.00	703	82.22	79.87

Max: 6.800
Min: 4.150
Weighted Average: 5.017

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3	Page 8 of 9

Novastar 2005-3	727 records
No Documentation	Balance: 110,200,589

Months to Next Adjustment Distribution (ARMs Only)	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
13 to 24	418	83,100,980.49	94.72	703	82.22	79.88
25 to 36	14	2,638,218.48	3.01	677	80.28	69.74
49 to 60	8	1,994,964.27	2.27	711	84.53	92.99

Total:	440	87,734,163.24	100.00	703	82.22	79.87

Max: 59
Min: 20
Weighted Average: 23

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3	Page 9 of 9

Novastar 2005-3	144 records
Limited Documentation	Balance: 29,393,010

Mortgage Rate Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
5.501 to 6.000	6	1,953,102.61	6.64	666	73.98	100.00
6.001 to 6.500	10	2,421,680.16	8.24	629	70.21	68.99
6.501 to 7.000	28	5,618,162.09	19.11	633	77.03	82.84
7.001 to 7.500	24	5,569,145.30	18.95	611	84.60	77.63
7.501 to 8.000	17	3,099,922.56	10.55	614	86.75	85.35
8.001 to 8.500	19	4,392,167.56	14.94	610	88.50	75.73
8.501 to 9.000	16	3,107,425.54	10.57	574	85.69	34.89
9.001 to 9.500	8	1,161,482.91	3.95	597	93.62	55.67
9.501 to 10.000	9	1,114,621.55	3.79	566	89.04	33.73
10.001 to 10.500	4	511,083.35	1.74	612	97.13	69.37
10.501 to 11.000	2	311,294.23	1.06	583	96.51	0.00
11.501 to 12.000	1	132,921.79	0.45	623	100.00	0.00

Total:	144	29,393,009.65	100.00	614	83.12	71.56

Max: 11.900
Min: 5.750
Weighted Average: 7.666

Geographic Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
Alabama	3	391,057.71	1.33	603	88.39	58.57
Arizona	4	694,189.63	2.36	592	84.78	100.00
Arkansas	3	420,720.77	1.43	679	81.53	92.35
California	21	6,497,984.83	22.11	613	84.42	81.42
Colorado	2	655,148.67	2.23	574	81.99	30.11
Connecticut	2	866,959.05	2.95	580	83.53	50.88
Florida	29	5,555,805.96	18.90	622	84.06	79.02
Georgia	5	808,405.03	2.75	621	90.98	78.87
Illinois	1	299,133.31	1.02	606	44.78	0.00
Kansas	4	285,936.81	0.97	613	89.68	70.36
Kentucky	2	283,994.61	0.97	597	88.09	0.00
Louisiana	2	334,381.77	1.14	641	90.00	56.70
Maryland	2	586,290.72	1.99	591	80.54	100.00
Massachusetts	2	580,824.61	1.98	611	80.89	67.34
Michigan	5	775,425.06	2.64	621	89.75	57.45
Minnesota	5	930,731.03	3.17	582	71.12	54.77
Mississippi	1	118,661.38	0.40	712	90.00	100.00
Missouri	4	495,116.34	1.68	605	91.94	43.73
Nevada	1	79,867.16	0.27	608	26.67	0.00
New Jersey	3	1,034,833.89	3.52	634	60.66	55.12
New Mexico	1	263,871.51	0.90	521	80.00	100.00
New York	6	1,062,887.20	3.62	651	79.61	100.00
North Carolina	5	730,714.00	2.49	603	83.71	57.65
Ohio	4	486,355.73	1.65	629	83.10	80.37
Oklahoma	2	168,730.48	0.57	593	80.52	61.30
Oregon	1	189,746.76	0.65	654	100.00	100.00
Pennsylvania	1	179,441.56	0.61	611	80.00	100.00
South Carolina	2	321,900.36	1.10	576	87.91	36.60
Tennessee	3	550,060.92	1.87	591	86.64	0.00
Texas	9	1,419,491.87	4.83	617	88.38	70.58
Vermont	1	213,617.82	0.73	521	75.00	100.00
Virginia	4	1,305,684.33	4.44	663	87.37	76.95
Washington	2	473,535.65	1.61	618	81.13	100.00
West Virginia	1	217,464.48	0.74	537	95.00	0.00
Wisconsin	1	114,038.64	0.39	588	90.00	100.00

Total:	144	29,393,009.65	100.00	614	83.12	71.56

Number of States: 35

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3	Page 1 of 8

Novastar 2005-3	144 records
Limited Documentation	Balance: 29,393,010

Property Type Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
Single Family Residence	107	21,580,765.60	73.42	608	82.09	70.73
PUD	25	5,542,169.63	18.86	625	86.51	66.29
Condo	10	2,066,363.31	7.03	637	85.13	91.58
Multi-Unit	2	203,711.11	0.69	716	80.00	100.00

Total:	144	29,393,009.65	100.00	614	83.12	71.56

Use of Proceeds Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
Cash Out Refinance	76	16,088,203.90	54.73	608	79.81	70.66
Purchase	59	12,026,946.38	40.92	620	87.33	71.41
Rate/Term Refinance	9	1,277,859.37	4.35	638	85.31	84.38

Total:	144	29,393,009.65	100.00	614	83.12	71.56

Occupancy Status Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
Primary	128	26,041,088.54	88.60	607	82.30	69.39
Investment (Non-Owner Occupied)	14	2,492,146.57	8.48	667	87.63	84.42
Secondary Home	2	859,774.54	2.93	687	95.00	100.00

Total:	144	29,393,009.65	100.00	614	83.12	71.56

Doc Code Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
Limited Documentation	144	29,393,009.65	100.00	614	83.12	71.56

Total:	144	29,393,009.65	100.00	614	83.12	71.56

Risk Classifications	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
M1	116	23,672,109.65	80.54	626	83.85	76.73
M2	25	5,309,425.95	18.06	565	80.74	54.07
M3	2	283,971.83	0.97	559	71.62	0.00
M4	1	127,502.22	0.43	692	73.00	0.00

Total:	144	29,393,009.65	100.00	614	83.12	71.56

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3	Page 2 of 8

Novastar 2005-3	144 records
Limited Documentation	Balance: 29,393,010

Original Loan to Value Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
10.01 to 15.00	1	80,184.54	0.27	671	95.00	0.00
15.01 to 20.00	9	676,905.21	2.30	672	97.89	0.00
25.01 to 30.00	1	79,867.16	0.27	608	26.67	0.00
40.01 to 45.00	2	623,514.96	2.12	579	44.71	0.00
45.01 to 50.00	1	254,604.88	0.87	533	47.66	0.00
50.01 to 55.00	1	154,776.04	0.53	554	51.67	0.00
55.01 to 60.00	2	281,230.43	0.96	547	58.17	0.00
60.01 to 65.00	7	1,355,659.83	4.61	618	63.50	76.32
65.01 to 70.00	9	1,530,622.48	5.21	599	69.27	80.90
70.01 to 75.00	8	1,771,162.77	6.03	607	73.94	92.80
75.01 to 80.00	22	5,092,644.46	17.33	644	79.52	92.99
80.01 to 85.00	19	5,084,625.33	17.30	589	84.52	58.38
85.01 to 90.00	39	7,137,179.71	24.28	615	89.85	80.67
90.01 to 95.00	19	4,423,197.56	15.05	622	95.00	66.11
95.01 to 100.00	4	846,834.29	2.88	611	98.74	86.43

Total:	144	29,393,009.65	100.00	614	83.12	71.56

Max: 100.00
Min: 15.00
Weighted Average: 81.09

Combined Loan to Value Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
25.01 to 30.00	1	79,867.16	0.27	608	26.67	0.00
40.01 to 45.00	2	623,514.96	2.12	579	44.71	0.00
45.01 to 50.00	1	254,604.88	0.87	533	47.66	0.00
50.01 to 55.00	1	154,776.04	0.53	554	51.67	0.00
55.01 to 60.00	2	281,230.43	0.96	547	58.17	0.00
60.01 to 65.00	7	1,355,659.83	4.61	618	63.50	76.32
65.01 to 70.00	9	1,530,622.48	5.21	599	69.27	80.90
70.01 to 75.00	8	1,771,162.77	6.03	607	73.94	92.80
75.01 to 80.00	22	5,092,644.46	17.33	644	79.52	92.99
80.01 to 85.00	19	5,084,625.33	17.30	589	84.52	58.38
85.01 to 90.00	39	7,137,179.71	24.28	615	89.85	80.67
90.01 to 95.00	21	4,680,817.29	15.92	626	94.88	62.48
95.01 to 100.00	12	1,346,304.31	4.58	632	99.21	54.37

Total:	144	29,393,009.65	100.00	614	83.12	71.56

Max: 100.00
Min: 26.67
Weighted Average: 83.12

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3	Page 3 of 8

Novastar 2005-3	144 records
Limited Documentation	Balance: 29,393,010

Principal Balance Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
0.01 to 50,000.00	4	106,691.34	0.36	685	100.00	0.00
50,000.01 to 100,000.00	13	991,271.60	3.37	641	78.36	48.89
100,000.01 to 150,000.00	35	4,326,545.22	14.72	615	85.62	70.81
150,000.01 to 200,000.00	43	7,571,022.60	25.76	617	83.86	65.18
200,000.01 to 250,000.00	15	3,262,216.04	11.10	586	82.78	73.99
250,000.01 to 300,000.00	9	2,457,998.75	8.36	591	74.14	77.47
300,000.01 to 350,000.00	4	1,260,390.09	4.29	616	79.48	74.26
350,000.01 to 400,000.00	7	2,577,928.69	8.77	632	87.46	100.00
400,000.01 to 450,000.00	6	2,571,552.90	8.75	620	84.14	83.44
450,000.01 to 500,000.00	3	1,379,211.04	4.69	596	82.59	66.80
500,000.01 to 550,000.00	2	1,044,343.50	3.55	621	87.36	50.94
550,000.01 to 600,000.00	2	1,120,706.47	3.81	680	79.12	100.00
700,000.01 to 750,000.00	1	723,131.41	2.46	576	85.00	0.00

Total:	144	29,393,009.65	100.00	614	83.12	71.56

Max: 723,131.41
Min: 21,946.87
Average: 204,118.12

FICO Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
500 to 524	6	1,145,195.79	3.90	521	75.16	73.58
525 to 549	13	3,229,409.91	10.99	538	81.80	39.91
550 to 574	19	3,509,647.45	11.94	561	75.65	69.73
575 to 599	13	2,819,670.27	9.59	584	85.60	61.15
600 to 624	29	6,579,337.61	22.38	615	86.42	63.71
625 to 649	25	4,771,354.74	16.23	634	85.66	81.74
650 to 674	13	2,265,224.22	7.71	667	82.07	95.49
675 to 699	15	3,292,122.64	11.20	685	81.75	82.59
700 to 724	11	1,781,047.02	6.06	712	86.35	98.68

Total:	144	29,393,009.65	100.00	614	83.12	71.56

Max: 720
Min: 520
Weighted Average: 614

Prepayment Term	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
0	49	10,402,716.87	35.39	625	82.10	76.70
12	3	1,102,217.04	3.75	570	85.16	42.36
24	51	10,597,735.02	36.06	609	86.73	63.52
36	41	7,290,340.72	24.80	614	79.03	80.34

Total:	144	29,393,009.65	100.00	614	83.12	71.56

Max: 36
Min: 12
Weighted Average: 28

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3	Page 4 of 8

Novastar 2005-3	144 records
Limited Documentation	Balance: 29,393,010

Original Term Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
180	16	1,454,196.00	4.95	660	92.61	39.13
360	128	27,938,813.65	95.05	612	82.63	73.25

Total:	144	29,393,009.65	100.00	614	83.12	71.56

Max: 360
Min: 180
Weighted Average: 351

Remaining Term to Maturity Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
169 to 180	16	1,454,196.00	4.95	660	92.61	39.13
349 to 360	128	27,938,813.65	95.05	612	82.63	73.25

Total:	144	29,393,009.65	100.00	614	83.12	71.56

Max: 359
Min: 177
Weighted Average: 349

Seasoning Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
1 to 6	144	29,393,009.65	100.00	614	83.12	71.56

Total:	144	29,393,009.65	100.00	614	83.12	71.56

Max: 4
Min: 1
Weighted Average: 2

Mortgage Insurance Provider	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
MGIC	97	21,034,524.19	71.56	624	84.11	100.00
No MI	47	8,358,485.46	28.44	589	80.65	0.00

Total:	144	29,393,009.65	100.00	614	83.12	71.56

Lien Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
1	134	28,635,919.90	97.42	613	82.74	73.46
2	10	757,089.75	2.58	672	97.58	0.00

Total:	144	29,393,009.65	100.00	614	83.12	71.56

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3	Page 5 of 8

Novastar 2005-3	144 records
Limited Documentation	Balance: 29,393,010

Loan Type Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
ARM 2/28 - 6 Month LIBOR Index	83	18,156,192.58	61.77	600	83.77	64.33
ARM 2/28 - 6 Month LIBOR Index Interest Only	20	5,324,093.00	18.11	637	84.62	96.96
ARM 3/27 - 6 Month LIBOR Index	5	675,631.94	2.30	613	81.76	83.00
Balloon - 15 Year Term, 30 Year Amortization	8	621,894.30	2.12	668	97.06	0.00
Fixed Rate - 15 Year	8	832,301.70	2.83	653	89.28	68.36
Fixed Rate - 30 Year	20	3,782,896.13	12.87	634	74.49	80.98

Total:	144	29,393,009.65	100.00	614	83.12	71.56

Interest Type	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
Adjustable	108	24,155,917.52	82.18	608	83.91	72.04
Fixed	36	5,237,092.13	17.82	641	79.52	69.36

Total:	144	29,393,009.65	100.00	614	83.12	71.56

Initial Rate Cap (ARMs Only)	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
3.000	108	24,155,917.52	100.00	608	83.91	72.04

Total:	108	24,155,917.52	100.00	608	83.91	72.04

Max: 3.000
Min: 3.000
Weighted Average: 3.000

Subsequent Rate Cap (ARMs Only)	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
1.000	108	24,155,917.52	100.00	608	83.91	72.04

Total:	108	24,155,917.52	100.00	608	83.91	72.04

Max: 1.000
Min: 1.000
Weighted Average: 1.000

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3	Page 6 of 8

Novastar 2005-3	144 records
Limited Documentation	Balance: 29,393,010

Max Rate Distribution (ARMs Only)	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
12.501 to 13.000	4	1,023,487.24	4.24	640	79.02	100.00
13.001 to 13.500	8	2,057,168.11	8.52	626	70.07	63.49
13.501 to 14.000	18	4,380,751.74	18.14	635	80.10	91.80
14.001 to 14.500	20	4,938,929.56	20.45	613	84.56	77.37
14.501 to 15.000	11	2,098,950.72	8.69	606	86.19	78.36
15.001 to 15.500	19	4,392,167.56	18.18	610	88.50	75.73
15.501 to 16.000	14	2,727,603.28	11.29	569	84.96	32.33
16.001 to 16.500	7	1,129,314.72	4.68	595	93.43	57.26
16.501 to 17.000	5	835,540.19	3.46	534	85.38	44.99
17.001 to 17.500	1	354,539.92	1.47	588	97.00	100.00
17.501 to 18.000	1	217,464.48	0.90	537	95.00	0.00

Total:	108	24,155,917.52	100.00	608	83.91	72.04

Max: 17.550
Min: 12.750
Weighted Average: 14.691

Floor Rate Distribution (ARMs Only)	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
5.501 to 6.000	4	1,023,487.24	4.24	640	79.02	100.00
6.001 to 6.500	8	2,057,168.11	8.52	626	70.07	63.49
6.501 to 7.000	15	3,817,040.63	15.80	638	79.17	90.58
7.001 to 7.500	20	4,938,929.56	20.45	613	84.56	77.37
7.501 to 8.000	14	2,662,661.83	11.02	607	86.24	82.94
8.001 to 8.500	19	4,392,167.56	18.18	610	88.50	75.73
8.501 to 9.000	14	2,727,603.28	11.29	569	84.96	32.33
9.001 to 9.500	7	1,129,314.72	4.68	595	93.43	57.26
9.501 to 10.000	5	835,540.19	3.46	534	85.38	44.99
10.001 to 10.500	1	354,539.92	1.47	588	97.00	100.00
10.501 to 11.000	1	217,464.48	0.90	537	95.00	0.00

Total:	108	24,155,917.52	100.00	608	83.91	72.04

Max: 10.550
Min: 5.750
Weighted Average: 7.715

Gross Margins Distribution (ARMs Only)	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
4.001 to 4.500	2	458,232.12	1.90	618	79.93	100.00
4.501 to 5.000	3	921,742.40	3.82	599	66.05	64.81
5.001 to 5.500	23	5,478,571.74	22.68	652	80.32	88.60
5.501 to 6.000	35	7,312,705.59	30.27	618	83.56	73.55
6.001 to 6.500	27	6,412,922.89	26.55	588	87.99	60.63
6.501 to 7.000	16	3,368,031.67	13.94	549	88.36	60.04
7.001 to 7.500	2	203,711.11	0.84	716	80.00	100.00

Total:	108	24,155,917.52	100.00	608	83.91	72.04

Max: 7.500
Min: 4.200
Weighted Average: 5.870

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3	Page 7 of 8

Novastar 2005-3	144 records
Limited Documentation	Balance: 29,393,010

Months to Next Adjustment Distribution (ARMs Only)	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
13 to 24	103	23,480,285.58	97.20	608	83.97	71.73
25 to 36	5	675,631.94	2.80	613	81.76	83.00

Total:	108	24,155,917.52	100.00	608	83.91	72.04

Max: 35
Min: 20
Weighted Average: 23

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3	Page 8 of 8

Novastar 2005-3	3,065 records
Full Documentation	Balance: 481,911,159

Mortgage Rate Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
4.501 to 5.000	2	724,000.00	0.15	668	79.56	100.00
5.001 to 5.500	23	5,163,972.24	1.07	668	70.39	71.09
5.501 to 6.000	146	31,853,314.15	6.61	651	74.32	82.25
6.001 to 6.500	320	64,639,467.20	13.41	637	76.83	77.02
6.501 to 7.000	481	92,353,290.49	19.16	623	80.61	80.63
7.001 to 7.500	430	75,875,391.69	15.74	609	81.53	71.74
7.501 to 8.000	436	68,577,043.35	14.23	598	84.75	73.84
8.001 to 8.500	296	42,793,839.71	8.88	585	85.91	62.82
8.501 to 9.000	328	45,389,693.71	9.42	577	87.96	60.45
9.001 to 9.500	157	20,265,352.28	4.21	571	89.03	60.95
9.501 to 10.000	195	17,810,464.07	3.70	582	92.66	45.62
10.001 to 10.500	80	6,876,610.32	1.43	580	93.68	39.26
10.501 to 11.000	79	5,013,982.28	1.04	591	95.79	34.86
11.001 to 11.500	39	2,325,777.24	0.48	585	96.32	49.81
11.501 to 12.000	41	1,699,719.93	0.35	593	97.56	11.30
12.001 to 12.500	10	494,461.71	0.10	589	98.32	0.00
12.501 to 13.000	2	54,778.31	0.01	612	100.00	0.00

Total:	3,065	481,911,158.68	100.00	609	82.77	70.66

Max: 12.990
Min: 4.800
Weighted Average: 7.549

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3	Page 1 of 9

Novastar 2005-3	3,065 records
Full Documentation	Balance: 481,911,159

Geographic Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
Alabama	35	3,377,426.97	0.70	601	88.22	66.86
Arizona	84	13,891,417.15	2.88	611	82.46	78.07
Arkansas	34	3,931,668.55	0.82	616	90.10	74.49
California	269	63,679,952.06	13.21	615	75.57	64.75
Colorado	34	5,162,064.70	1.07	628	85.79	75.97
Connecticut	39	7,026,743.34	1.46	611	85.56	88.59
Delaware	8	1,334,601.81	0.28	587	89.82	89.90
District of Columbia	19	4,278,819.01	0.89	604	76.53	85.99
Florida	539	85,365,189.91	17.71	615	81.74	76.10
Georgia	97	13,007,385.22	2.70	604	87.65	69.14
Idaho	12	1,496,705.32	0.31	639	89.91	76.61
Illinois	114	18,386,922.49	3.82	599	83.45	72.71
Indiana	35	3,531,287.31	0.73	607	90.11	45.14
Iowa	11	1,125,541.82	0.23	580	90.05	81.66
Kansas	17	1,590,818.11	0.33	619	89.37	83.69
Kentucky	30	2,527,852.41	0.52	613	87.72	52.95
Louisiana	80	8,823,785.51	1.83	603	87.34	71.01
Maine	19	3,467,470.39	0.72	621	83.69	88.16
Maryland	167	33,551,974.04	6.96	610	81.39	72.39
Massachusetts	55	10,965,271.95	2.28	605	76.52	62.38
Michigan	123	16,967,092.26	3.52	602	88.91	66.40
Minnesota	24	4,714,150.39	0.98	590	81.80	63.71
Mississippi	27	3,127,564.91	0.65	587	89.33	63.13
Missouri	81	9,969,763.10	2.07	598	86.52	60.56
Nebraska	1	157,353.99	0.03	616	100.00	100.00
Nevada	39	6,848,689.76	1.42	609	78.56	83.71
New Hampshire	17	3,176,099.80	0.66	598	79.51	76.65
New Jersey	84	21,107,989.46	4.38	605	80.76	78.95
New Mexico	5	429,000.15	0.09	610	87.88	55.57
New York	81	15,894,983.22	3.30	610	81.86	68.94
North Carolina	118	13,914,220.83	2.89	609	88.23	70.36
North Dakota	1	133,859.54	0.03	616	90.00	100.00
Ohio	143	15,601,688.87	3.24	604	87.89	55.73
Oklahoma	11	1,169,675.57	0.24	613	87.77	37.12
Oregon	18	3,154,192.39	0.65	637	86.95	89.17
Pennsylvania	84	10,392,525.87	2.16	600	84.01	62.32
Rhode Island	7	1,355,432.26	0.28	610	83.66	76.62
South Carolina	84	10,963,005.63	2.27	624	87.25	75.51
South Dakota	2	204,228.68	0.04	619	91.00	55.00
Tennessee	70	7,456,315.83	1.55	586	86.55	57.36
Texas	133	14,267,117.59	2.96	590	87.46	63.52
Utah	11	1,513,616.26	0.31	612	88.84	46.64
Vermont	6	598,657.85	0.12	631	84.99	74.34
Virginia	104	18,696,077.85	3.88	608	81.26	73.87
Washington	46	7,660,873.96	1.59	617	85.76	70.91
West Virginia	10	1,193,252.07	0.25	600	81.27	68.76
Wisconsin	35	4,436,391.03	0.92	596	84.65	68.12
Wyoming	2	284,441.49	0.06	680	87.42	100.00

Total:	3,065	481,911,158.68	100.00	609	82.77	70.66

Number of States: 48

Property Type Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
Single Family Residence	2,383	360,430,233.85	74.79	605	82.86	69.55
PUD	405	74,674,150.77	15.50	612	83.12	74.74
Condo	160	23,880,298.42	4.96	620	81.15	70.03
Multi-Unit	117	22,926,475.64	4.76	641	81.98	75.42

Total:	3,065	481,911,158.68	100.00	609	82.77	70.66

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3	Page 2 of 9

Novastar 2005-3	3,065 records
Full Documentation	Balance: 481,911,159

Use of Proceeds Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
Cash Out Refinance	1,935	326,700,594.16	67.79	601	80.34	69.21
Purchase	1,003	135,981,737.89	28.22	628	88.62	74.32
Rate/Term Refinance	127	19,228,826.63	3.99	601	82.76	69.31

Total:	3,065	481,911,158.68	100.00	609	82.77	70.66

Occupancy Status Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent With MI
Primary	2,961	465,240,365.88	96.54	607	82.85	70.30
Investment (Non-Owner Occupied)	78	12,145,517.79	2.52	671	79.70	78.66
Secondary Home	25	4,279,161.46	0.89	638	83.47	90.92
Investment (Owner Occupied)	1	246,113.55	0.05	590	70.00	0.00

Total:	3,065	481,911,158.68	100.00	609	82.77	70.66

Doc Code Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
Full Documentation	3,065	481,911,158.68	100.00	609	82.77	70.66

Total:	3,065	481,911,158.68	100.00	609	82.77	70.66

Risk Classifications	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
A	6	659,493.57	0.14	567	73.77	81.82
Alt A	421	58,697,387.20	12.18	673	84.66	86.55
AAA	1	53,539.77	0.01	691	95.00	100.00
A-	4	433,595.06	0.09	578	80.70	71.30
A+	12	1,569,552.08	0.33	609	83.24	35.11
B	1	62,692.02	0.01	556	85.00	100.00
Fico Enhanced	4	399,434.25	0.08	595	96.85	17.98
M1	1,865	298,499,983.98	61.94	611	84.20	77.94
M2	531	87,423,639.81	18.14	577	80.88	63.15
M3	134	21,153,127.18	4.39	560	73.47	0.00
M4	84	12,348,506.66	2.56	566	68.97	0.00
NSFICO	2	610,207.10	0.13	619	73.94	39.43

Total:	3,065	481,911,158.68	100.00	609	82.77	70.66

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3	Page 3 of 9

Novastar 2005-3	3,065 records
Full Documentation	Balance: 481,911,159

Original Loan to Value Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
5.01 to 10.00	8	224,887.31	0.05	636	89.79	0.00
10.01 to 15.00	17	675,874.90	0.14	647	89.14	0.00
15.01 to 20.00	254	10,470,189.40	2.17	652	99.98	0.00
20.01 to 25.00	7	524,330.39	0.11	604	25.53	0.00
25.01 to 30.00	4	482,522.48	0.10	565	27.89	0.00
30.01 to 35.00	11	1,291,119.83	0.27	582	32.70	0.00
35.01 to 40.00	18	2,213,695.11	0.46	581	38.34	0.00
40.01 to 45.00	23	2,531,120.89	0.53	588	42.72	0.00
45.01 to 50.00	38	5,641,617.11	1.17	600	48.05	0.00
50.01 to 55.00	42	6,904,529.21	1.43	593	52.96	0.00
55.01 to 60.00	76	11,560,469.78	2.40	589	58.18	0.00
60.01 to 65.00	96	17,466,041.27	3.62	583	63.37	60.85
65.01 to 70.00	157	25,972,160.33	5.39	581	68.66	68.29
70.01 to 75.00	204	35,348,558.29	7.34	589	73.66	67.33
75.01 to 80.00	552	98,012,154.13	20.34	623	79.56	80.63
80.01 to 85.00	288	50,116,800.95	10.40	605	84.17	77.06
85.01 to 90.00	689	119,117,917.60	24.72	597	89.52	81.98
90.01 to 95.00	341	58,544,224.96	12.15	621	94.72	75.81
95.01 to 100.00	240	34,812,944.74	7.22	649	99.73	82.29

Total:	3,065	481,911,158.68	100.00	609	82.77	70.66

Max: 100.00
Min: 7.86
Weighted Average: 80.89
Combined Loan to Value Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
10.01 to 15.00	1	45,349.46	0.01	714	14.22	0.00
20.01 to 25.00	6	504,422.95	0.10	601	22.59	0.00
25.01 to 30.00	4	482,522.48	0.10	565	27.89	0.00
30.01 to 35.00	11	1,291,119.83	0.27	582	32.70	0.00
35.01 to 40.00	18	2,213,695.11	0.46	581	38.34	0.00
40.01 to 45.00	23	2,531,120.89	0.53	588	42.72	0.00
45.01 to 50.00	38	5,641,617.11	1.17	600	48.05	0.00
50.01 to 55.00	42	6,904,529.21	1.43	593	52.96	0.00
55.01 to 60.00	76	11,560,469.78	2.40	589	58.18	0.00
60.01 to 65.00	96	17,466,041.27	3.62	583	63.37	60.85
65.01 to 70.00	157	25,972,160.33	5.39	581	68.66	68.29
70.01 to 75.00	204	35,348,558.29	7.34	589	73.66	67.33
75.01 to 80.00	552	98,012,154.13	20.34	623	79.56	80.63
80.01 to 85.00	288	50,116,800.95	10.40	605	84.17	77.06
85.01 to 90.00	698	119,360,044.98	24.77	598	89.52	81.81
90.01 to 95.00	356	59,157,510.33	12.28	621	94.72	75.03
95.01 to 100.00	495	45,303,041.58	9.40	650	99.79	63.24

Total:	3,065	481,911,158.68	100.00	609	82.77	70.66

Max: 100.00
Min: 14.22
Weighted Average: 82.77

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3	Page 4 of 9

Novastar 2005-3	3,065 records
Full Documentation	Balance: 481,911,159

Principal Balance Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
0.01 to 50,000.00	256	8,600,250.42	1.78	637	91.51	11.64
50,000.01 to 100,000.00	611	47,722,741.12	9.90	608	83.35	42.36
100,000.01 to 150,000.00	799	101,208,404.58	21.00	596	82.81	71.54
150,000.01 to 200,000.00	666	114,929,094.50	23.85	603	83.05	72.13
200,000.01 to 250,000.00	320	71,290,474.21	14.79	607	80.03	72.50
250,000.01 to 300,000.00	172	47,090,831.77	9.77	612	82.91	80.37
300,000.01 to 350,000.00	113	36,498,019.68	7.57	621	83.62	86.72
350,000.01 to 400,000.00	59	21,998,126.41	4.56	627	83.32	77.83
400,000.01 to 450,000.00	36	15,284,667.63	3.17	640	84.74	89.07
450,000.01 to 500,000.00	16	7,597,518.27	1.58	654	81.54	87.45
500,000.01 to 550,000.00	9	4,720,771.59	0.98	608	85.63	77.55
550,000.01 to 600,000.00	4	2,304,645.28	0.48	660	78.72	75.94
600,000.01 to 650,000.00	2	1,223,523.72	0.25	629	87.56	0.00
650,000.01 to 700,000.00	1	692,692.24	0.14	534	52.38	0.00
700,000.01 to 750,000.00	1	749,397.26	0.16	576	81.08	0.00

Total:	3,065	481,911,158.68	100.00	609	82.77	70.66

Max: 749,397.26
Min: 12,591.36
Average: 157,230.39
FICO Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
500 to 524	119	18,190,379.91	3.77	516	70.94	44.75
525 to 549	370	54,637,911.40	11.34	538	81.16	58.70
550 to 574	425	70,433,329.94	14.62	562	79.89	64.72
575 to 599	443	72,645,964.73	15.07	587	81.92	62.65
600 to 624	603	92,436,831.70	19.18	612	82.86	73.14
625 to 649	448	70,071,277.39	14.54	636	86.13	78.61
650 to 674	312	47,737,691.92	9.91	662	86.13	84.19
675 to 699	170	27,455,538.93	5.70	686	85.64	80.30
700 to 724	80	11,886,978.45	2.47	711	85.25	81.36
725 to 749	47	6,979,462.55	1.45	735	86.81	89.01
750 to 774	26	6,174,166.10	1.28	760	87.31	91.27
775 to 799	18	2,719,671.73	0.56	784	84.76	81.79
800 to 824	4	541,953.93	0.11	814	74.22	96.50

Total:	3,065	481,911,158.68	100.00	609	82.77	70.66

Max: 815
Min: 500
Weighted Average: 609
Prepayment Term	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
0	1,039	161,317,845.80	33.47	613	83.43	71.84
12	10	2,733,222.75	0.57	653	79.98	97.26
24	1,108	180,137,756.12	37.38	600	83.35	69.80
36	885	134,938,745.34	28.00	614	81.26	70.19
60	23	2,783,588.67	0.58	618	83.81	53.94

Total:	3,065	481,911,158.68	100.00	609	82.77	70.66

Max: 60
Min: 12
Weighted Average: 29

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3	Page 5 of 9

Novastar 2005-3	3,065 records
Full Documentation	Balance: 481,911,159

Original Term Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
120	6	560,581.72	0.12	650	80.05	100.00
180	347	18,956,327.23	3.93	639	89.07	26.94
240	12	1,177,900.96	0.24	613	73.65	61.01
300	4	380,605.93	0.08	569	60.22	33.04
360	2,696	460,835,742.84	95.63	608	82.56	72.47

Total:	3,065	481,911,158.68	100.00	609	82.77	70.66

Max: 360
Min: 120
Weighted Average: 352
Remaining Term to Maturity Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
109 to 120	6	560,581.72	0.12	650	80.05	100.00
169 to 180	347	18,956,327.23	3.93	639	89.07	26.94
229 to 240	12	1,177,900.96	0.24	613	73.65	61.01
289 to 300	4	380,605.93	0.08	569	60.22	33.04
301 to 312	1	84,026.94	0.02	620	80.00	100.00
313 to 324	2	119,712.22	0.02	639	83.94	100.00
325 to 336	35	4,530,975.91	0.94	613	81.03	51.62
349 to 360	2,658	456,101,027.77	94.64	608	82.58	72.67

Total:	3,065	481,911,158.68	100.00	609	82.77	70.66

Max: 359
Min: 118
Weighted Average: 350
Seasoning Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
1 to 6	3,026	477,059,069.26	98.99	609	82.79	70.82
7 to 12	1	117,374.35	0.02	609	80.00	100.00
25 to 30	31	4,172,405.55	0.87	614	80.45	47.46
31 to 36	4	358,570.36	0.07	609	87.83	100.00
37 to 42	1	53,539.77	0.01	691	95.00	100.00
43 to 48	1	66,172.45	0.01	597	75.00	100.00
55 to 60	1	84,026.94	0.02	620	80.00	100.00

Total:	3,065	481,911,158.68	100.00	609	82.77	70.66

Max: 56
Min: 1
Weighted Average: 2
Mortgage Insurance Provider	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
MGIC	1,891	340,415,663.84	70.64	616	85.11	100.00
No MI	1,173	141,411,467.90	29.34	591	77.16	0.00
PMI	1	84,026.94	0.02	620	80.00	100.00

Total:	3,065	481,911,158.68	100.00	609	82.77	70.66

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3	Page 6 of 9

Novastar 2005-3	3,065 records
Full Documentation	Balance: 481,911,159

Lien Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
1	2,786	470,565,649.09	97.65	608	82.37	72.36
2	279	11,345,509.59	2.35	651	99.48	0.00

Total:	3,065	481,911,158.68	100.00	609	82.77	70.66

Loan Type Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
ARM 2/28 - 6 Month LIBOR Index	1,819	300,024,393.80	62.26	594	84.02	68.70
ARM 2/28 - 6 Month LIBOR Index 30 Year Term, 40 Year Amortization	6	702,564.02	0.15	617	85.17	72.23
ARM 2/28 - 6 Month LIBOR Index Interest Only	217	53,597,808.06	11.12	649	83.16	90.11
ARM 3/27 - 6 Month LIBOR Index	55	9,411,373.04	1.95	593	78.91	67.59
ARM 3/27 - 6 Month LIBOR Index 30 Year Term, 40 Year Amortization	1	50,366.56	0.01	656	80.00	0.00
ARM 3/27 - 6 Month LIBOR Index Interest Only	9	1,874,200.00	0.39	664	78.51	91.20
ARM 5/25 - 6 Month LIBOR Index	20	4,003,836.50	0.83	640	80.08	74.28
ARM 5/25 - 6 Month LIBOR Index Interest Only	12	3,158,000.00	0.66	675	83.16	100.00
Balloon - 15 Year Term, 30 Year Amortization	258	10,675,052.69	2.22	652	99.09	1.90
Balloon - 30 Year Term, 40 Year Amortization	3	779,435.58	0.16	619	77.18	0.00
Fixed Rate - 10 Year	6	560,581.72	0.12	650	80.05	100.00
Fixed Rate - 15 Year	89	8,281,274.54	1.72	624	76.16	59.20
Fixed Rate - 20 Year	12	1,177,900.96	0.24	613	73.65	61.01
Fixed Rate - 25 Year	4	380,605.93	0.08	569	60.22	33.04
Fixed Rate - 30 Year	544	84,839,215.28	17.60	624	77.77	74.50
Fixed Rate - 30 Year Interest Only	10	2,394,550.00	0.50	659	77.91	68.82

Total:	3,065	481,911,158.68	100.00	609	82.77	70.66

Interest Type	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
Adjustable	2,139	372,822,541.98	77.36	603	83.69	72.19
Fixed	926	109,088,616.70	22.64	627	79.64	65.42

Total:	3,065	481,911,158.68	100.00	609	82.77	70.66

Initial Rate Cap (ARMs Only)	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
3.000	2,139	372,822,541.98	100.00	603	83.69	72.19

Total:	2,139	372,822,541.98	100.00	603	83.69	72.19

Max: 3.000
Min: 3.000
Weighted Average: 3.000

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3	Page 7 of 9

Novastar 2005-3	3,065 records
Full Documentation	Balance: 481,911,159

Subsequent Rate Cap (ARMs Only)	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
1.000	2,128	371,226,283.32	99.57	604	83.77	72.45
1.500	3	508,958.99	0.14	581	75.53	32.62
2.000	8	1,087,299.67	0.29	589	62.46	0.00

Total:	2,139	372,822,541.98	100.00	603	83.69	72.19

Max: 2.000
Min: 1.000
Weighted Average: 1.004

Max Rate Distribution (ARMs Only)	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
11.501 to 12.000	3	903,640.04	0.24	638	75.48	80.12
12.001 to 12.500	21	4,549,346.52	1.22	663	76.01	83.42
12.501 to 13.000	120	27,029,609.34	7.25	647	75.88	81.52
13.001 to 13.500	222	46,888,938.40	12.58	631	78.61	77.75
13.501 to 14.000	313	63,242,886.67	16.96	620	82.36	82.41
14.001 to 14.500	305	57,167,295.86	15.33	608	82.27	71.11
14.501 to 15.000	338	56,559,998.68	15.17	595	85.47	74.24
15.001 to 15.500	239	37,289,224.46	10.00	582	85.90	61.90
15.501 to 16.000	266	38,733,902.44	10.39	573	88.19	61.92
16.001 to 16.500	129	18,000,670.88	4.83	567	89.57	63.49
16.501 to 17.000	103	13,045,895.96	3.50	565	92.20	57.75
17.001 to 17.500	44	5,208,592.20	1.40	560	92.29	47.73
17.501 to 18.000	20	2,293,217.38	0.62	545	92.49	65.30
18.001 to 18.500	9	1,208,502.54	0.32	552	93.16	95.87
18.501 to 19.000	6	534,660.06	0.14	554	94.19	35.91
19.001 to 19.500	1	166,160.55	0.04	550	95.00	0.00

Total:	2,139	372,822,541.98	100.00	603	83.69	72.19

Max: 19.300
Min: 11.800
Weighted Average: 14.554

Floor Rate Distribution (ARMs Only)	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
4.501 to 5.000	2	724,000.00	0.19	668	79.56	100.00
5.001 to 5.500	17	3,807,996.52	1.02	665	74.00	80.19
5.501 to 6.000	110	25,314,938.23	6.79	651	75.56	85.31
6.001 to 6.500	220	46,909,899.58	12.58	632	78.78	78.69
6.501 to 7.000	318	64,312,355.46	17.25	620	82.45	81.38
7.001 to 7.500	309	57,705,519.68	15.48	607	82.19	70.73
7.501 to 8.000	342	57,027,049.77	15.30	594	85.15	73.39
8.001 to 8.500	241	37,471,389.46	10.05	582	85.87	61.92
8.501 to 9.000	268	39,091,693.71	10.49	572	88.22	62.27
9.001 to 9.500	129	18,000,670.88	4.83	567	89.57	63.49
9.501 to 10.000	103	13,045,895.96	3.50	565	92.20	57.75
10.001 to 10.500	44	5,208,592.20	1.40	560	92.29	47.73
10.501 to 11.000	20	2,293,217.38	0.62	545	92.49	65.30
11.001 to 11.500	9	1,208,502.54	0.32	552	93.16	95.87
11.501 to 12.000	6	534,660.06	0.14	554	94.19	35.91
12.001 to 12.500	1	166,160.55	0.04	550	95.00	0.00

Total:	2,139	372,822,541.98	100.00	603	83.69	72.19

Max: 12.300
Min: 4.800
Weighted Average: 7.567

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3	Page 8 of 9

Novastar 2005-3	3,065 records
Full Documentation	Balance: 481,911,159

Gross Margins Distribution (ARMs Only)	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
3.001 to 3.500	1	174,697.81	0.05	556	70.00	100.00
3.501 to 4.000	5	1,123,365.60	0.30	628	68.85	83.58
4.001 to 4.500	49	9,789,140.50	2.63	697	78.92	91.78
4.501 to 5.000	207	42,214,400.91	11.32	647	75.65	76.64
5.001 to 5.500	408	82,965,307.48	22.25	620	80.92	79.84
5.501 to 6.000	580	102,548,250.62	27.51	608	86.06	80.62
6.001 to 6.500	534	83,358,263.79	22.36	578	87.92	63.84
6.501 to 7.000	342	48,895,056.68	13.11	553	84.86	48.67
7.001 to 7.500	7	919,338.38	0.25	578	73.71	24.83
7.501 to 8.000	6	834,720.21	0.22	547	74.53	63.22

Total:	2,139	372,822,541.98	100.00	603	83.69	72.19

Max: 7.990
Min: 3.111
Weighted Average: 5.760
Months to Next Adjustment Distribution (ARMs Only)	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
13 to 24	2,041	354,203,428.14	95.01	602	83.91	71.97
25 to 36	66	11,457,277.34	3.07	604	78.39	70.44
49 to 60	32	7,161,836.50	1.92	655	81.44	85.62

Total:	2,139	372,822,541.98	100.00	603	83.69	72.19

Max: 59
Min: 15
Weighted Average: 23

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3	Page 9 of 9

Novastar 2005-3	1,470 records
Florida Properties	Balance: 238,701,128

Mortgage Rate Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
5.001 to 5.500	5	654,549.82	0.27	650	67.64	74.91
5.501 to 6.000	64	11,448,907.12	4.80	667	73.08	80.14
6.001 to 6.500	171	30,760,880.66	12.89	671	75.80	84.06
6.501 to 7.000	273	49,795,661.38	20.86	668	79.57	89.47
7.001 to 7.500	209	39,168,793.86	16.41	647	81.00	82.91
7.501 to 8.000	227	43,418,793.77	18.19	636	83.27	80.90
8.001 to 8.500	134	23,817,519.78	9.98	620	84.33	72.30
8.501 to 9.000	104	17,080,088.65	7.16	597	85.21	72.55
9.001 to 9.500	43	7,803,165.81	3.27	586	86.32	75.19
9.501 to 10.000	38	4,451,133.70	1.86	586	83.29	51.04
10.001 to 10.500	34	2,286,745.44	0.96	632	92.55	31.01
10.501 to 11.000	60	2,978,225.18	1.25	660	94.24	0.00
11.001 to 11.500	44	2,242,251.43	0.94	668	94.86	0.00
11.501 to 12.000	32	1,316,339.08	0.55	685	99.43	0.00
12.001 to 12.500	10	522,689.66	0.22	718	100.00	0.00
12.501 to 13.000	22	955,382.21	0.40	746	100.00	0.00

Total:	1,470	238,701,127.55	100.00	645	81.50	77.98

Max: 13.000
Min: 5.300
Weighted Average: 7.567

Geographic Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
Florida	1,470	238,701,127.55	100.00	645	81.50	77.98

Total:	1,470	238,701,127.55	100.00	645	81.50	77.98

Number of States: 1

Property Type Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
Single Family Residence	913	138,458,476.97	58.00	640	80.17	76.67
PUD	370	70,202,849.74	29.41	649	83.11	80.02
Condo	163	25,644,476.16	10.74	660	84.17	79.47
Multi-Unit	24	4,395,324.68	1.84	665	82.25	78.08

Total:	1,470	238,701,127.55	100.00	645	81.50	77.98

Use of Proceeds Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
Cash Out Refinance	717	118,116,124.44	49.48	618	77.90	73.38
Purchase	730	117,215,999.27	49.11	673	85.26	82.65
Rate/Term Refinance	23	3,369,003.84	1.41	638	77.31	76.72

Total:	1,470	238,701,127.55	100.00	645	81.50	77.98

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3	Page 1 of 8

Novastar 2005-3	1,470 records
Florida Properties	Balance: 238,701,128

Occupancy Status Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
Primary	1,333	213,646,845.47	89.50	641	81.34	76.53
Secondary Home	63	13,100,809.13	5.49	671	85.84	89.12
Investment (Non-Owner Occupied)	74	11,953,472.95	5.01	689	79.67	91.71

Total:	1,470	238,701,127.55	100.00	645	81.50	77.98

Doc Code Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
Stated Income	660	114,122,667.57	47.81	651	81.05	76.94
Full Documentation	539	85,365,189.91	35.76	615	81.74	76.10
No Documentation	242	33,657,464.11	14.10	704	82.04	86.10
Limited Documentation	29	5,555,805.96	2.33	622	84.06	79.02

Total:	1,470	238,701,127.55	100.00	645	81.50	77.98

Risk Classifications	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
A	2	178,987.48	0.07	596	81.51	69.74
Alt A	643	97,993,850.95	41.05	692	82.45	83.73
A-	1	124,428.14	0.05	529	90.00	0.00
A+	3	262,033.36	0.11	615	86.79	100.00
Fico Enhanced	1	51,104.81	0.02	615	100.00	0.00
M1	596	101,494,515.02	42.52	624	82.53	82.81
M2	157	28,427,954.28	11.91	589	79.04	69.14
M3	38	5,673,256.17	2.38	554	68.45	0.00
M4	29	4,494,997.34	1.88	578	69.19	0.00

Total:	1,470	238,701,127.55	100.00	645	81.50	77.98

Original Loan to Value Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
5.01 to 10.00	4	93,463.12	0.04	700	89.72	0.00
10.01 to 15.00	25	802,712.49	0.34	697	78.70	0.00
15.01 to 20.00	183	8,635,267.13	3.62	696	99.48	0.00
20.01 to 25.00	3	279,640.65	0.12	571	21.42	0.00
25.01 to 30.00	1	41,748.84	0.02	635	28.00	0.00
30.01 to 35.00	5	335,473.72	0.14	595	31.42	0.00
35.01 to 40.00	5	760,623.39	0.32	578	37.68	0.00
40.01 to 45.00	9	842,006.22	0.35	605	43.65	0.00
45.01 to 50.00	19	2,257,677.99	0.95	624	47.61	0.00
50.01 to 55.00	22	3,023,351.72	1.27	630	53.19	0.00
55.01 to 60.00	42	6,140,251.20	2.57	612	57.52	0.00
60.01 to 65.00	56	8,223,418.19	3.45	607	63.32	70.72
65.01 to 70.00	83	13,221,620.54	5.54	609	68.57	70.83
70.01 to 75.00	105	17,681,176.73	7.41	610	73.88	77.49
75.01 to 80.00	407	77,508,061.80	32.47	667	79.71	93.57
80.01 to 85.00	118	21,461,342.87	8.99	631	84.44	85.67
85.01 to 90.00	270	53,064,003.94	22.23	637	89.70	83.44
90.01 to 95.00	81	17,961,241.59	7.52	652	94.67	91.89
95.01 to 100.00	32	6,368,045.42	2.67	691	99.84	87.38

Total:	1,470	238,701,127.55	100.00	645	81.50	77.98

Max: 100.00
Min: 9.92
Weighted Average: 78.38

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3	Page 2 of 8

Novastar 2005-3	1,470 records
Florida Properties	Balance: 238,701,128

Combined Loan to Value Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
10.01 to 15.00	3	160,249.50	0.07	683	14.15	0.00
15.01 to 20.00	1	49,945.06	0.02	526	18.48	0.00
20.01 to 25.00	3	279,640.65	0.12	571	21.42	0.00
25.01 to 30.00	1	41,748.84	0.02	635	28.00	0.00
30.01 to 35.00	5	335,473.72	0.14	595	31.42	0.00
35.01 to 40.00	5	760,623.39	0.32	578	37.68	0.00
40.01 to 45.00	9	842,006.22	0.35	605	43.65	0.00
45.01 to 50.00	19	2,257,677.99	0.95	624	47.61	0.00
50.01 to 55.00	22	3,023,351.72	1.27	630	53.19	0.00
55.01 to 60.00	42	6,140,251.20	2.57	612	57.52	0.00
60.01 to 65.00	56	8,223,418.19	3.45	607	63.32	70.72
65.01 to 70.00	83	13,221,620.54	5.54	609	68.57	70.83
70.01 to 75.00	105	17,681,176.73	7.41	610	73.88	77.49
75.01 to 80.00	407	77,508,061.80	32.47	667	79.71	93.57
80.01 to 85.00	118	21,461,342.87	8.99	631	84.44	85.67
85.01 to 90.00	274	53,157,467.06	22.27	637	89.70	83.30
90.01 to 95.00	104	18,637,434.74	7.81	654	94.68	88.56
95.01 to 100.00	213	14,919,637.33	6.25	694	99.92	37.30

Total:	1,470	238,701,127.55	100.00	645	81.50	77.98

Max: 100.00
Min: 13.89
Weighted Average: 81.50

Principal Balance Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
0.01 to 50,000.00	163	5,829,997.76	2.44	692	93.97	1.54
50,000.01 to 100,000.00	184	14,549,956.90	6.10	644	77.83	37.87
100,000.01 to 150,000.00	359	45,926,012.84	19.24	630	78.37	76.83
150,000.01 to 200,000.00	392	68,168,163.72	28.56	644	80.90	84.90
200,000.01 to 250,000.00	180	39,856,426.79	16.70	648	82.02	85.52
250,000.01 to 300,000.00	87	23,658,867.68	9.91	637	81.82	84.45
300,000.01 to 350,000.00	53	17,281,644.64	7.24	656	84.09	94.17
350,000.01 to 400,000.00	19	7,072,145.58	2.96	668	87.98	89.58
400,000.01 to 450,000.00	15	6,360,591.36	2.66	660	83.06	80.33
450,000.01 to 500,000.00	7	3,337,258.77	1.40	670	75.85	86.32
500,000.01 to 550,000.00	4	2,077,243.50	0.87	628	92.15	75.34
550,000.01 to 600,000.00	2	1,155,250.00	0.48	667	85.18	100.00
600,000.01 to 650,000.00	2	1,292,704.09	0.54	633	91.44	0.00
650,000.01 to 700,000.00	2	1,335,601.30	0.56	676	95.09	0.00
750,000.01 to 800,000.00	1	799,262.62	0.33	703	80.00	0.00

Total:	1,470	238,701,127.55	100.00	645	81.50	77.98

Max: 799,262.62
Min: 14,234.28
Average: 162,381.72

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3	Page 3 of 8

Novastar 2005-3	1,470 records
Florida Properties	Balance: 238,701,128

FICO Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
500 to 524	29	4,313,656.44	1.81	520	71.56	51.88
525 to 549	84	12,623,798.49	5.29	537	76.30	56.33
550 to 574	115	18,858,961.59	7.90	561	78.05	64.17
575 to 599	139	24,187,970.78	10.13	587	78.22	70.61
600 to 624	172	29,745,566.53	12.46	613	82.07	74.09
625 to 649	216	37,929,725.37	15.89	638	80.83	79.45
650 to 674	190	33,060,829.70	13.85	662	83.62	90.26
675 to 699	199	30,156,871.38	12.63	686	83.63	83.49
700 to 724	125	19,211,217.99	8.05	711	83.50	81.96
725 to 749	111	15,807,570.87	6.62	735	84.62	85.29
750 to 774	59	8,088,642.32	3.39	761	83.61	84.45
775 to 799	23	3,580,589.30	1.50	784	87.42	91.86
800 to 824	8	1,135,726.79	0.48	808	83.06	94.29

Total:	1,470	238,701,127.55	100.00	645	81.50	77.98

Max: 815
Min: 500
Weighted Average: 645

Prepayment Term	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
0	234	40,358,888.66	16.91	686	84.44	81.62
12	1	193,197.19	0.08	772	100.00	100.00
24	721	117,188,329.99	49.09	639	82.58	78.78
36	509	80,326,485.43	33.65	633	78.46	75.11
60	5	634,226.28	0.27	647	76.32	56.03

Total:	1,470	238,701,127.55	100.00	645	81.50	77.98

Max: 60
Min: 12
Weighted Average: 29

Original Term Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
180	231	11,862,793.21	4.97	684	92.35	14.81
240	4	331,967.88	0.14	641	59.89	49.78
300	3	254,835.32	0.11	582	45.52	0.00
360	1,232	226,251,531.14	94.78	643	81.01	81.42

Total:	1,470	238,701,127.55	100.00	645	81.50	77.98

Max: 360
Min: 180
Weighted Average: 351

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3	Page 4 of 8

Novastar 2005-3	1,470 records
Florida Properties	Balance: 238,701,128

Remaining Term to Maturity Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
169 to 180	231	11,862,793.21	4.97	684	92.35	14.81
229 to 240	4	331,967.88	0.14	641	59.89	49.78
289 to 300	3	254,835.32	0.11	582	45.52	0.00
313 to 324	1	124,825.46	0.05	582	80.00	100.00
325 to 336	13	1,316,577.91	0.55	636	77.57	58.45
349 to 360	1,218	224,810,127.77	94.18	643	81.03	81.55

Total:	1,470	238,701,127.55	100.00	645	81.50	77.98

Max: 359
Min: 176
Weighted Average: 349

Seasoning Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
1 to 6	1,456	237,259,724.18	99.40	645	81.53	78.08
25 to 30	12	1,210,317.80	0.51	637	77.35	54.80
31 to 36	1	106,260.11	0.04	631	80.00	100.00
37 to 42	1	124,825.46	0.05	582	80.00	100.00

Total:	1,470	238,701,127.55	100.00	645	81.50	77.98

Max: 39
Min: 1
Weighted Average: 2

Mortgage Insurance Provider	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
MGIC	989	186,142,099.34	77.98	652	82.97	100.00
No MI	481	52,559,028.21	22.02	621	76.31	0.00

Total:	1,470	238,701,127.55	100.00	645	81.50	77.98

Lien Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
1	1,262	229,379,879.37	96.10	643	80.77	81.15
2	208	9,321,248.18	3.90	697	99.49	0.00

Total:	1,470	238,701,127.55	100.00	645	81.50	77.98

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3	Page 5 of 8

Novastar 2005-3	1,470 records
Florida Properties	Balance: 238,701,128

Loan Type Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
ARM 2/28 - 6 Month LIBOR Index	715	130,009,529.10	54.47	629	82.06	79.22
ARM 2/28 - 6 Month LIBOR Index 30 Year Term, 40 Year Amortization	1	149,933.40	0.06	622	78.95	100.00
ARM 2/28 - 6 Month LIBOR Index Interest Only	220	50,065,308.28	20.97	677	83.51	93.69
ARM 3/27 - 6 Month LIBOR Index	26	5,013,252.43	2.10	633	77.98	79.09
ARM 3/27 - 6 Month LIBOR Index Interest Only	5	1,148,750.00	0.48	714	82.50	100.00
ARM 5/25 - 6 Month LIBOR Index	10	1,773,343.77	0.74	666	78.82	80.37
ARM 5/25 - 6 Month LIBOR Index Interest Only	7	1,110,450.00	0.47	657	79.19	100.00
Balloon - 15 Year Term, 30 Year Amortization	191	8,470,908.90	3.55	697	99.46	0.00
Balloon - 30 Year Term, 40 Year Amortization	2	479,822.30	0.20	669	84.76	0.00
Fixed Rate - 15 Year	40	3,391,884.31	1.42	652	74.59	51.79
Fixed Rate - 20 Year	4	331,967.88	0.14	641	59.89	49.78
Fixed Rate - 25 Year	3	254,835.32	0.11	582	45.52	0.00
Fixed Rate - 30 Year	240	35,324,241.86	14.80	642	74.02	71.74
Fixed Rate - 30 Year Interest Only	6	1,176,900.00	0.49	675	82.48	100.00

Total:	1,470	238,701,127.55	100.00	645	81.50	77.98

Interest Type	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
Adjustable	984	189,270,566.98	79.29	643	82.29	83.32
Fixed	486	49,430,560.57	20.71	653	78.48	57.54

Total:	1,470	238,701,127.55	100.00	645	81.50	77.98

Initial Rate Cap (ARMs Only)	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
3.000	984	189,270,566.98	100.00	643	82.29	83.32

Total:	984	189,270,566.98	100.00	643	82.29	83.32

Max: 3.000
Min: 3.000
Weighted Average: 3.000

Subsequent Rate Cap (ARMs Only)	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
1.000	981	188,541,625.41	99.61	643	82.35	83.48
1.500	3	728,941.57	0.39	626	67.30	42.49

Total:	984	189,270,566.98	100.00	643	82.29	83.32

Max: 1.500
Min: 1.000
Weighted Average: 1.002

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3	Page 6 of 8

Novastar 2005-3	1,470 records
Florida Properties	Balance: 238,701,128

Max Rate Distribution (ARMs Only)	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
11.501 to 12.000	1	179,640.04	0.09	516	59.02	0.00
12.001 to 12.500	4	575,895.45	0.30	639	70.49	71.49
12.501 to 13.000	53	9,997,224.10	5.28	670	74.40	83.88
13.001 to 13.500	111	21,755,706.09	11.49	675	78.38	88.59
13.501 to 14.000	198	38,957,449.45	20.58	672	81.38	95.12
14.001 to 14.500	155	30,431,538.53	16.08	650	82.34	85.76
14.501 to 15.000	186	37,284,158.78	19.70	638	84.33	80.83
15.001 to 15.500	108	21,099,751.09	11.15	621	85.23	74.96
15.501 to 16.000	95	16,244,021.80	8.58	597	85.64	74.24
16.001 to 16.500	41	7,725,494.08	4.08	586	86.19	75.95
16.501 to 17.000	20	3,425,547.61	1.81	565	81.83	66.32
17.001 to 17.500	7	856,425.68	0.45	552	84.11	38.03
17.501 to 18.000	3	443,703.03	0.23	528	63.71	0.00
18.001 to 18.500	2	294,011.25	0.16	524	65.69	0.00

Total:	984	189,270,566.98	100.00	643	82.29	83.32

Max: 18.450
Min: 11.990
Weighted Average: 14.486

Floor Rate Distribution (ARMs Only)	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
5.001 to 5.500	3	357,000.79	0.19	652	61.60	54.00
5.501 to 6.000	53	9,972,092.04	5.27	668	73.81	82.03
6.001 to 6.500	111	21,781,403.56	11.51	674	78.25	88.60
6.501 to 7.000	198	39,014,422.85	20.61	672	81.43	95.12
7.001 to 7.500	155	30,504,890.87	16.12	651	82.46	85.80
7.501 to 8.000	187	37,431,957.48	19.78	637	84.31	80.90
8.001 to 8.500	109	21,219,595.94	11.21	621	85.21	75.10
8.501 to 9.000	95	16,244,021.80	8.58	597	85.64	74.24
9.001 to 9.500	41	7,725,494.08	4.08	586	86.19	75.95
9.501 to 10.000	20	3,425,547.61	1.81	565	81.83	66.32
10.001 to 10.500	7	856,425.68	0.45	552	84.11	38.03
10.501 to 11.000	3	443,703.03	0.23	528	63.71	0.00
11.001 to 11.500	2	294,011.25	0.16	524	65.69	0.00

Total:	984	189,270,566.98	100.00	643	82.29	83.32

Max: 11.450
Min: 5.300
Weighted Average: 7.492

Gross Margins Distribution (ARMs Only)	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
3.501 to 4.000	3	466,222.41	0.25	689	65.29	60.43
4.001 to 4.500	26	5,152,377.44	2.72	700	72.92	84.81
4.501 to 5.000	211	41,735,279.86	22.05	702	79.12	93.27
5.001 to 5.500	209	41,214,710.12	21.78	658	81.62	91.44
5.501 to 6.000	249	48,217,016.89	25.48	631	84.24	86.72
6.001 to 6.500	192	36,087,084.26	19.07	601	86.23	73.25
6.501 to 7.000	88	15,250,744.87	8.06	562	82.26	51.00
7.001 to 7.500	4	879,487.58	0.46	600	61.65	16.34
7.501 to 8.000	2	267,643.55	0.14	515	80.00	100.00

Total:	984	189,270,566.98	100.00	643	82.29	83.32

Max: 7.950
Min: 3.850
Weighted Average: 5.590

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3	Page 7 of 8

Novastar 2005-3	1,470 records
Florida Properties	Balance: 238,701,128

Months to Next Adjustment Distribution (ARMs Only)	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
13 to 24	935	180,103,433.04	95.16	643	82.50	83.31
25 to 36	32	6,283,340.17	3.32	646	77.99	81.39
49 to 60	17	2,883,793.77	1.52	663	78.96	87.93

Total:	984	189,270,566.98	100.00	643	82.29	83.32

Max: 59
Min: 19
Weighted Average: 23

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3	Page 8 of 8

Novastar 2005-3	6,316 records
All records	Balance: 1,067,687,051

Mortgage Rate Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
4.501 to 5.000	2	724,000.00	0.07	668	79.56	100.00
5.001 to 5.500	36	8,241,258.29	0.77	679	70.54	72.94
5.501 to 6.000	281	67,273,328.22	6.30	670	73.98	82.06
6.001 to 6.500	630	135,987,686.06	12.74	661	76.42	78.95
6.501 to 7.000	1,086	224,643,462.89	21.04	654	79.66	81.01
7.001 to 7.500	908	177,509,117.19	16.63	637	81.31	72.43
7.501 to 8.000	845	153,381,527.27	14.37	624	84.22	73.18
8.001 to 8.500	526	86,662,113.32	8.12	608	85.11	63.44
8.501 to 9.000	606	93,203,562.81	8.73	596	86.79	56.80
9.001 to 9.500	258	37,250,152.19	3.49	585	87.41	59.45
9.501 to 10.000	391	36,154,833.29	3.39	599	90.58	34.73
10.001 to 10.500	160	13,907,336.28	1.30	591	90.14	27.83
10.501 to 11.000	253	15,776,241.22	1.48	629	94.37	15.60
11.001 to 11.500	130	7,163,830.65	0.67	650	96.36	16.17
11.501 to 12.000	124	6,247,886.69	0.59	638	94.74	8.96
12.001 to 12.500	34	1,797,156.50	0.17	654	97.59	0.00
12.501 to 13.000	46	1,763,558.23	0.17	739	100.00	0.00

Total:	6,316	1,067,687,051.10	100.00	635	82.07	69.57

Max: 13.000
Min: 4.800
Weighted Average: 7.560

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3	Page 1 of 9

Novastar 2005-3	6,316 records
All records	Balance: 1,067,687,051

Geographic Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
Alabama	51	5,324,410.56	0.50	610	87.78	51.19
Arizona	200	31,248,994.29	2.93	645	82.63	78.54
Arkansas	58	6,222,740.75	0.58	637	87.69	61.81
California	792	198,213,394.93	18.56	642	78.50	71.78
Colorado	94	15,698,087.66	1.47	649	82.48	48.62
Connecticut	86	16,853,955.72	1.58	638	84.40	83.31
Delaware	15	2,616,140.00	0.25	625	87.68	92.54
District of Columbia	37	9,099,696.39	0.85	627	76.55	67.72
Florida	1,470	238,701,127.55	22.36	645	81.50	77.98
Georgia	155	19,939,687.54	1.87	614	86.68	51.96
Idaho	15	1,899,583.89	0.18	630	88.10	70.01
Illinois	165	27,523,002.39	2.58	620	82.98	75.36
Indiana	47	4,895,362.81	0.46	608	89.11	37.26
Iowa	16	1,635,558.29	0.15	589	88.90	76.15
Kansas	28	3,064,092.92	0.29	620	86.12	76.46
Kentucky	50	4,812,324.69	0.45	637	87.87	48.79
Louisiana	135	15,823,263.40	1.48	617	85.47	50.53
Maine	32	5,295,601.65	0.50	644	84.01	88.18
Maryland	283	58,004,506.07	5.43	630	81.06	75.06
Massachusetts	104	21,521,471.37	2.02	625	80.02	72.11
Michigan	213	27,542,154.23	2.58	619	87.50	45.50
Minnesota	47	9,264,459.67	0.87	613	81.43	66.76
Mississippi	44	5,060,249.35	0.47	608	86.66	53.09
Missouri	139	16,508,774.51	1.55	619	86.03	49.39
Nebraska	1	157,353.99	0.01	616	100.00	100.00
Nevada	82	14,596,944.25	1.37	644	80.73	86.37
New Hampshire	36	6,708,168.95	0.63	621	79.48	80.24
New Jersey	184	44,269,940.28	4.15	621	79.08	76.20
New Mexico	8	1,112,376.74	0.10	601	83.04	82.86
New York	197	41,984,108.39	3.93	631	80.17	69.87
North Carolina	225	27,783,209.22	2.60	640	85.82	48.31
North Dakota	1	133,859.54	0.01	616	90.00	100.00
Ohio	214	24,869,163.35	2.33	625	86.94	52.68
Oklahoma	23	2,705,735.74	0.25	638	86.34	46.75
Oregon	29	5,103,641.79	0.48	658	84.31	83.10
Pennsylvania	128	16,424,480.05	1.54	616	83.56	51.87
Rhode Island	15	2,713,566.31	0.25	635	79.36	73.97
South Carolina	138	17,733,068.36	1.66	636	85.84	56.25
South Dakota	2	204,228.68	0.02	619	91.00	55.00
Tennessee	86	9,225,624.34	0.86	592	85.67	46.36
Texas	236	25,455,689.25	2.38	619	86.26	51.09
Utah	29	4,251,083.51	0.40	644	85.97	35.35
Vermont	12	1,243,242.03	0.12	612	84.45	64.19
Virginia	251	52,587,184.11	4.93	646	82.92	80.50
Washington	78	13,469,640.96	1.26	636	84.63	71.42
West Virginia	14	1,691,997.78	0.16	599	84.26	48.49
Wisconsin	44	5,759,853.02	0.54	595	83.30	61.68
Wyoming	7	734,249.83	0.07	695	84.81	93.66

Total:	6,316	1,067,687,051.10	100.00	635	82.07	69.57

Number of States: 48

Property Type Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
Single Family Residence	4,648	761,510,183.67	71.32	629	81.92	68.07
PUD	1,002	187,681,092.89	17.58	645	83.07	72.76
Condo	420	67,083,138.10	6.28	651	82.13	74.32
Multi-Unit	246	51,412,636.44	4.82	655	80.52	73.97

Total:	6,316	1,067,687,051.10	100.00	635	82.07	69.57

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3	Page 2 of 9

Novastar 2005-3	6,316 records
All records	Balance: 1,067,687,051

Use of Proceeds Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
Cash Out Refinance	3,293	601,392,658.56	56.33	614	79.07	68.18
Purchase	2,806	433,644,214.36	40.62	664	86.27	71.76
Rate/Term Refinance	217	32,650,178.18	3.06	621	81.53	66.06

Total:	6,316	1,067,687,051.10	100.00	635	82.07	69.57

Occupancy Status Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
Primary	5,944	1,002,513,681.70	93.90	632	82.15	68.78
Investment (Non-Owner Occupied)	263	43,292,946.47	4.05	683	78.86	79.08
Secondary Home	108	21,634,309.38	2.03	669	84.79	87.71
Investment (Owner Occupied)	1	246,113.55	0.02	590	70.00	0.00

Total:	6,316	1,067,687,051.10	100.00	635	82.07	69.57

Doc Code Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
Full Documentation	3,065	481,911,158.68	45.14	609	82.77	70.66
Stated Income	2,380	446,182,294.20	41.79	647	81.27	67.60
No Documentation	727	110,200,588.57	10.32	702	81.94	72.25
Limited Documentation	144	29,393,009.65	2.75	614	83.12	71.56

Total:	6,316	1,067,687,051.10	100.00	635	82.07	69.57

Risk Classifications	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
A	8	838,481.05	0.08	573	75.42	79.24
Alt A	2,130	340,403,439.40	31.88	689	83.15	75.42
AAA	1	53,539.77	0.01	691	95.00	100.00
A-	4	433,595.06	0.04	578	80.70	71.30
A+	15	2,127,639.65	0.20	605	82.91	44.46
B	1	62,692.02	0.01	556	85.00	100.00
Fico Enhanced	4	399,434.25	0.04	595	96.85	17.98
M1	3,081	536,129,426.77	50.21	620	83.13	74.75
M2	756	134,439,586.40	12.59	583	79.72	61.68
M3	200	33,969,662.36	3.18	561	71.53	0.00
M4	114	18,219,347.27	1.71	563	67.65	0.00
NSFICO	2	610,207.10	0.06	619	73.94	39.43

Total:	6,316	1,067,687,051.10	100.00	635	82.07	69.57

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3	Page 3 of 9

Novastar 2005-3	6,316 records
All records	Balance: 1,067,687,051

Original Loan to Value Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
0.01 to 5.00	1	19,729.23	0.00	666	85.00	0.00
5.01 to 10.00	28	796,477.32	0.07	676	89.91	0.00
10.01 to 15.00	90	3,360,459.66	0.31	688	91.01	0.00
15.01 to 20.00	780	37,925,620.74	3.55	687	99.84	0.00
20.01 to 25.00	11	719,870.56	0.07	619	27.63	0.00
25.01 to 30.00	10	1,057,834.43	0.10	613	27.87	0.00
30.01 to 35.00	25	3,100,972.53	0.29	605	32.22	0.00
35.01 to 40.00	32	3,672,034.41	0.34	600	40.01	0.00
40.01 to 45.00	44	6,263,093.99	0.59	612	43.10	0.00
45.01 to 50.00	73	11,206,588.89	1.05	616	47.97	0.00
50.01 to 55.00	75	12,842,023.82	1.20	604	53.14	0.00
55.01 to 60.00	149	24,352,042.66	2.28	607	58.01	0.00
60.01 to 65.00	221	41,196,990.51	3.86	601	63.35	67.64
65.01 to 70.00	319	58,336,241.97	5.46	597	68.70	65.95
70.01 to 75.00	342	63,798,203.30	5.98	603	73.85	68.32
75.01 to 80.00	1,548	313,040,114.97	29.32	661	79.72	82.30
80.01 to 85.00	522	100,981,837.41	9.46	619	84.34	76.82
85.01 to 90.00	1,254	243,258,912.30	22.78	623	89.62	78.47
90.01 to 95.00	496	95,403,933.83	8.94	636	94.70	73.76
95.01 to 100.00	296	46,354,068.57	4.34	660	99.77	78.51

Total:	6,316	1,067,687,051.10	100.00	635	82.07	69.57

Max: 100.00
Min: 5.00
Weighted Average: 78.92

Combined Loan to Value Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
10.01 to 15.00	3	160,249.50	0.02	683	14.15	0.00
15.01 to 20.00	1	49,945.06	0.00	526	18.48	0.00
20.01 to 25.00	9	671,983.18	0.06	615	22.68	0.00
25.01 to 30.00	10	1,057,834.43	0.10	613	27.87	0.00
30.01 to 35.00	25	3,100,972.53	0.29	605	32.22	0.00
35.01 to 40.00	31	3,552,120.38	0.33	599	37.98	0.00
40.01 to 45.00	44	6,263,093.99	0.59	612	43.10	0.00
45.01 to 50.00	73	11,206,588.89	1.05	616	47.97	0.00
50.01 to 55.00	75	12,842,023.82	1.20	604	53.14	0.00
55.01 to 60.00	149	24,352,042.66	2.28	607	58.01	0.00
60.01 to 65.00	221	41,196,990.51	3.86	601	63.35	67.64
65.01 to 70.00	319	58,336,241.97	5.46	597	68.70	65.95
70.01 to 75.00	342	63,798,203.30	5.98	603	73.85	68.32
75.01 to 80.00	1,548	313,040,114.97	29.32	661	79.72	82.30
80.01 to 85.00	523	101,001,566.64	9.46	619	84.34	76.81
85.01 to 90.00	1,283	244,072,629.69	22.86	624	89.62	78.21
90.01 to 95.00	585	98,826,049.21	9.26	638	94.70	71.21
95.01 to 100.00	1,075	84,158,400.37	7.88	672	99.87	43.24

Total:	6,316	1,067,687,051.10	100.00	635	82.07	69.57

Max: 100.00
Min: 13.89
Weighted Average: 82.07

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3	Page 4 of 9

Novastar 2005-3	6,316 records
All records	Balance: 1,067,687,051

Principal Balance Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
0.01 to 50,000.00	663	22,185,756.69	2.08	676	94.51	4.73
50,000.01 to 100,000.00	1,099	85,108,659.37	7.97	636	83.54	29.70
100,000.01 to 150,000.00	1,400	176,904,333.05	16.57	621	81.89	64.22
150,000.01 to 200,000.00	1,279	221,840,376.85	20.78	627	81.31	71.84
200,000.01 to 250,000.00	709	158,280,704.48	14.82	630	79.96	74.54
250,000.01 to 300,000.00	449	123,123,982.16	11.53	631	81.09	79.74
300,000.01 to 350,000.00	304	98,255,011.58	9.20	643	83.06	88.56
350,000.01 to 400,000.00	169	63,033,608.55	5.90	658	83.17	87.48
400,000.01 to 450,000.00	102	43,405,232.40	4.07	651	83.53	84.54
450,000.01 to 500,000.00	74	35,101,986.78	3.29	658	81.13	83.77
500,000.01 to 550,000.00	26	13,689,316.32	1.28	640	84.83	84.69
550,000.01 to 600,000.00	14	8,008,007.82	0.75	682	80.71	93.08
600,000.01 to 650,000.00	12	7,572,004.88	0.71	651	86.44	0.00
650,000.01 to 700,000.00	11	7,417,074.88	0.69	646	81.49	0.00
700,000.01 to 750,000.00	4	2,961,732.67	0.28	620	84.01	0.00
750,000.01 to 800,000.00	1	799,262.62	0.07	703	80.00	0.00

Total:	6,316	1,067,687,051.10	100.00	635	82.07	69.57

Max: 799,262.62
Min: 12,591.36
Average: 169,044.81

FICO Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
500 to 524	151	24,233,454.53	2.27	517	71.73	45.18
525 to 549	504	80,909,004.86	7.58	538	78.42	52.93
550 to 574	586	101,836,485.43	9.54	562	78.61	59.79
575 to 599	668	117,971,334.40	11.05	587	80.76	59.57
600 to 624	877	151,868,805.01	14.22	612	82.02	71.33
625 to 649	908	160,135,034.23	15.00	637	83.60	76.05
650 to 674	863	148,496,182.46	13.91	662	84.06	77.96
675 to 699	691	113,720,082.19	10.65	686	83.98	74.35
700 to 724	445	73,574,631.49	6.89	711	83.77	75.88
725 to 749	335	50,038,838.30	4.69	735	84.23	74.32
750 to 774	193	30,688,388.78	2.87	760	84.13	75.39
775 to 799	75	10,658,538.40	1.00	784	82.17	76.32
800 to 824	20	3,556,271.02	0.33	811	83.56	87.71

Total:	6,316	1,067,687,051.10	100.00	635	82.07	69.57

Max: 821
Min: 500
Weighted Average: 635

Prepayment Term	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent With MI
0	2,308	382,340,228.21	35.81	642	83.04	69.78
12	36	10,715,245.91	1.00	643	79.98	64.41
24	2,345	411,490,884.78	38.54	630	82.50	69.99
36	1,598	259,396,420.70	24.30	631	80.03	68.92
60	29	3,744,271.50	0.35	626	82.39	61.63

Total:	6,316	1,067,687,051.10	100.00	635	82.07	69.57

Max: 60
Min: 12
Weighted Average: 29

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3	Page 5 of 9

Novastar 2005-3	6,316 records
All records	Balance: 1,067,687,051

Original Term Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
120	9	746,040.65	0.07	651	78.85	75.14
180	1,030	59,319,485.12	5.56	676	91.55	17.67
240	19	2,204,794.35	0.21	625	73.88	55.81
300	5	481,913.34	0.05	560	61.93	26.10
360	5,253	1,004,934,817.64	94.12	632	81.54	72.68

Total:	6,316	1,067,687,051.10	100.00	635	82.07	69.57

Max: 360
Min: 120
Weighted Average: 350

Remaining Term to Maturity Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
109 to 120	9	746,040.65	0.07	651	78.85	75.14
169 to 180	1,030	59,319,485.12	5.56	676	91.55	17.67
229 to 240	19	2,204,794.35	0.21	625	73.88	55.81
289 to 300	5	481,913.34	0.05	560	61.93	26.10
301 to 312	1	84,026.94	0.01	620	80.00	100.00
313 to 324	3	244,537.68	0.02	610	81.93	100.00
325 to 336	47	6,304,584.03	0.59	623	80.52	57.98
349 to 360	5,202	998,301,668.99	93.50	632	81.55	72.76

Total:	6,316	1,067,687,051.10	100.00	635	82.07	69.57

Max: 359
Min: 118
Weighted Average: 348
Seasoning Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
1 to 6	6,264	1,060,936,528.10	99.37	635	82.08	69.63
7 to 12	1	117,374.35	0.01	609	80.00	100.00
25 to 30	40	5,535,393.19	0.52	622	80.33	53.68
31 to 36	7	769,190.84	0.07	629	81.89	88.96
37 to 42	2	178,365.23	0.02	615	84.50	100.00
43 to 48	1	66,172.45	0.01	597	75.00	100.00
55 to 60	1	84,026.94	0.01	620	80.00	100.00

Total:	6,316	1,067,687,051.10	100.00	635	82.07	69.57

Max: 56
Min: 1
Weighted Average: 2
Mortgage Insurance Provider	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
MGIC	3,630	742,694,596.25	69.56	641	83.61	100.00
No MI	2,685	324,908,427.91	30.43	619	78.55	0.00
PMI	1	84,026.94	0.01	620	80.00	100.00

Total:	6,316	1,067,687,051.10	100.00	635	82.07	69.57

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3	Page 6 of 9

Novastar 2005-3	6,316 records
All records	Balance: 1,067,687,051

Lien Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
1	5,418	1,025,627,157.30	96.06	633	81.36	72.42
2	898	42,059,893.80	3.94	687	99.36	0.00

Total:	6,316	1,067,687,051.10	100.00	635	82.07	69.57

Loan Type Distribution	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
ARM 2/28 - 6 Month LIBOR Index	3,347	602,045,070.13	56.39	616	82.81	68.26
ARM 2/28 - 6 Month LIBOR Index 30 Year Term, 40 Year Amortization	10	2,335,902.34	0.22	676	85.37	57.72
ARM 2/28 - 6 Month LIBOR Index Interest Only	830	217,900,289.20	20.41	672	81.98	86.83
ARM 3/27 - 6 Month LIBOR Index	96	18,602,222.05	1.74	615	77.81	66.68
ARM 3/27 - 6 Month LIBOR Index 30 Year Term, 40 Year Amortization	1	50,366.56	0.00	656	80.00	0.00
ARM 3/27 - 6 Month LIBOR Index Interest Only	31	8,685,492.89	0.81	673	79.30	81.86
ARM 5/25 - 6 Month LIBOR Index	37	7,313,460.89	0.68	663	79.03	71.10
ARM 5/25 - 6 Month LIBOR Index 30 Year Term, 40 Year Amortization	1	455,833.46	0.04	742	80.00	0.00
ARM 5/25 - 6 Month LIBOR Index Interest Only	21	5,362,175.00	0.50	671	79.82	95.60
Balloon - 15 Year Term, 30 Year Amortization	820	38,754,237.18	3.63	686	99.23	0.52
Balloon - 30 Year Term, 40 Year Amortization	4	1,116,812.32	0.10	640	81.05	0.00
Fixed Rate - 10 Year	9	746,040.65	0.07	651	78.85	75.14
Fixed Rate - 15 Year	210	20,565,247.94	1.93	656	77.09	49.97
Fixed Rate - 20 Year	19	2,204,794.35	0.21	625	73.88	55.81
Fixed Rate - 25 Year	5	481,913.34	0.05	560	61.93	26.10
Fixed Rate - 30 Year	856	136,562,742.80	12.79	638	76.26	70.23
Fixed Rate - 30 Year Interest Only	19	4,504,450.00	0.42	674	75.28	69.08

Total:	6,316	1,067,687,051.10	100.00	635	82.07	69.57

Interest Type	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
Adjustable	4,374	862,750,812.52	80.81	631	82.41	73.18
Fixed	1,942	204,936,238.58	19.19	650	80.64	54.36

Total:	6,316	1,067,687,051.10	100.00	635	82.07	69.57

Initial Rate Cap (ARMs Only)	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
3.000	4,373	862,564,812.52	99.98	631	82.42	73.20
3.375	1	186,000.00	0.02	608	58.13	0.00

Total:	4,374	862,750,812.52	100.00	631	82.41	73.18

Max: 3.375
Min: 3.000
Weighted Average: 3.000

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3	Page 7 of 9

Novastar 2005-3	6,316 records
All records	Balance: 1,067,687,051

Subsequent Rate Cap (ARMs Only)	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
1.000	4,354	859,707,800.99	99.65	631	82.47	73.40
1.500	6	1,251,330.38	0.15	605	70.23	24.75
2.000	14	1,791,681.15	0.21	593	62.70	0.00

Total:	4,374	862,750,812.52	100.00	631	82.41	73.18

Max: 2.000
Min: 1.000
Weighted Average: 1.003

Max Rate Distribution (ARMs Only)	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
10.501 to 11.000	1	80,883.12	0.01	543	43.20	0.00
11.501 to 12.000	3	903,640.04	0.10	638	75.48	80.12
12.001 to 12.500	37	8,474,062.68	0.98	674	74.03	81.24
12.501 to 13.000	252	63,516,606.46	7.36	665	75.54	81.74
13.001 to 13.500	480	108,927,583.75	12.63	658	78.21	81.27
13.501 to 14.000	822	177,239,970.59	20.54	657	80.89	82.96
14.001 to 14.500	690	141,871,133.54	16.44	639	82.37	73.04
14.501 to 15.000	671	129,819,172.90	15.05	623	84.93	73.62
15.001 to 15.500	430	76,392,167.87	8.85	605	85.09	64.83
15.501 to 16.000	476	79,052,543.16	9.16	590	86.81	60.01
16.001 to 16.500	214	33,642,253.67	3.90	580	87.63	62.02
16.501 to 17.000	167	23,723,622.15	2.75	565	87.58	49.91
17.001 to 17.500	67	9,690,929.12	1.12	555	86.78	35.98
17.501 to 18.000	37	5,680,284.60	0.66	544	86.10	38.93
18.001 to 18.500	14	1,869,252.33	0.22	554	87.39	61.98
18.501 to 19.000	11	1,525,444.54	0.18	539	81.19	36.72
19.001 to 19.500	2	341,262.00	0.04	539	87.30	0.00

Total:	4,374	862,750,812.52	100.00	631	82.41	73.18

Max: 19.300
Min: 10.700
Weighted Average: 14.461

Floor Rate Distribution (ARMs Only)	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
4.501 to 5.000	2	724,000.00	0.08	668	79.56	100.00
5.001 to 5.500	27	6,272,953.47	0.73	682	72.73	77.69
5.501 to 6.000	231	57,688,847.49	6.69	670	75.03	83.77
6.001 to 6.500	471	107,069,634.33	12.41	660	78.36	81.95
6.501 to 7.000	830	180,957,507.08	20.97	657	80.97	82.58
7.001 to 7.500	705	145,212,968.02	16.83	638	82.16	72.83
7.501 to 8.000	685	132,160,913.33	15.32	623	84.65	73.35
8.001 to 8.500	432	76,574,332.87	8.88	605	85.08	64.83
8.501 to 9.000	479	79,616,607.52	9.23	590	86.79	60.04
9.001 to 9.500	214	33,642,253.67	3.90	580	87.63	62.02
9.501 to 10.000	167	23,723,622.15	2.75	565	87.58	49.91
10.001 to 10.500	67	9,690,929.12	1.12	555	86.78	35.98
10.501 to 11.000	37	5,680,284.60	0.66	544	86.10	38.93
11.001 to 11.500	14	1,869,252.33	0.22	554	87.39	61.98
11.501 to 12.000	11	1,525,444.54	0.18	539	81.19	36.72
12.001 to 12.500	2	341,262.00	0.04	539	87.30	0.00

Total:	4,374	862,750,812.52	100.00	631	82.41	73.18

Max: 12.300
Min: 4.800
Weighted Average: 7.480

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3	Page 8 of 9

Novastar 2005-3	6,316 records
All records	Balance: 1,067,687,051

Gross Margins Distribution (ARMs Only)	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
1.501 to 2.000	1	175,417.88	0.02	681	80.00	100.00
3.001 to 3.500	2	376,872.97	0.04	550	72.68	100.00
3.501 to 4.000	5	1,123,365.60	0.13	628	68.85	83.58
4.001 to 4.500	106	22,426,270.85	2.60	694	73.32	81.77
4.501 to 5.000	794	172,005,726.87	19.94	692	78.30	81.91
5.001 to 5.500	836	182,181,258.07	21.12	646	80.73	79.81
5.501 to 6.000	1,091	215,148,626.80	24.94	627	84.57	78.95
6.001 to 6.500	914	165,245,762.72	19.15	592	86.62	64.98
6.501 to 7.000	600	100,477,574.29	11.65	563	83.64	46.41
7.001 to 7.500	17	2,479,037.61	0.29	596	67.15	34.78
7.501 to 8.000	8	1,110,898.86	0.13	555	72.75	47.51

Total:	4,374	862,750,812.52	100.00	631	82.41	73.18

Max: 7.990
Min: 2.000
Weighted Average: 5.651
Months to Next Adjustment Distribution (ARMs Only)	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	WA FICO	WA CLTV	Percent with MI
13 to 24	4,186	822,159,923.93	95.30	631	82.60	73.16
25 to 36	129	27,459,419.24	3.18	633	78.10	71.06
49 to 60	59	13,131,469.35	1.52	669	79.39	78.63

Total:	4,374	862,750,812.52	100.00	631	82.41	73.18

Max: 59
Min: 15
Weighted Average: 23

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3	Page 9 of 9

Novastar 2005-3	2,685 records
No MI	Balance: 324,908,428

LTV Ratio	Aggregate Principal Balance	Number Of Loans	Percent of Aggregate Principal Balance	Average Balance	WAC	Remaining Term	FICO
0.001 to 5.000	19,729.23	1	0.01	19,729.23	9.20	178	666
5.001 to 10.000	796,477.32	28	0.25	28,445.62	10.12	178	676
10.001 to 15.000	3,360,459.66	90	1.03	37,338.44	10.42	185	688
15.001 to 20.000	37,893,756.94	779	11.66	48,644.10	10.66	179	687
20.001 to 25.000	751,734.36	12	0.23	62,644.53	7.57	328	619
25.001 to 30.000	1,057,834.43	10	0.33	105,783.44	7.20	338	613
30.001 to 35.000	3,100,972.53	25	0.95	124,038.90	7.19	336	605
35.001 to 40.000	3,672,034.41	32	1.13	114,751.08	6.96	335	600
40.001 to 45.000	6,263,093.99	44	1.93	142,343.05	6.87	340	612
45.001 to 50.000	11,206,588.89	73	3.45	153,514.92	6.81	345	616
50.001 to 55.000	12,842,023.82	75	3.95	171,226.98	6.99	349	604
55.001 to 60.000	24,352,042.66	149	7.50	163,436.53	6.98	351	607
60.001 to 65.000	13,332,822.37	75	4.10	177,770.96	7.62	357	569
65.001 to 70.000	19,863,952.65	112	6.11	177,356.72	8.08	353	571
70.001 to 75.000	20,214,024.11	124	6.22	163,016.32	8.22	351	571
75.001 to 80.000	55,422,396.94	351	17.06	157,898.57	7.48	355	639
80.001 to 85.000	23,403,566.97	141	7.20	165,982.74	8.03	355	598
85.001 to 90.000	52,361,516.93	331	16.12	158,191.89	8.30	356	608
90.001 to 95.000	25,032,748.07	154	7.70	162,550.31	8.37	354	625
95.001 to 100.000	9,960,651.63	79	3.07	126,084.20	8.75	358	656

Total:	324,908,427.91	2,685	100.00	121,008.73	8.16	330	619

Max: 100.000
Min: 5.000
Weighted Average: 68.207
CLTV, Excluding Silent Seconds	Aggregate Principal Balance	Number Of Loans	Percent of Aggregate Principal Balance	Average Balance	WAC	Remaining Term	FICO
10.001 to 15.000	160,249.50	3	0.05	53,416.50	6.66	308	683
15.001 to 20.000	49,945.06	1	0.02	49,945.06	8.99	358	526
20.001 to 25.000	671,983.18	9	0.21	74,664.80	7.23	345	615
25.001 to 30.000	1,057,834.43	10	0.33	105,783.44	7.20	338	613
30.001 to 35.000	3,100,972.53	25	0.95	124,038.90	7.19	336	605
35.001 to 40.000	3,552,120.38	31	1.09	114,584.53	6.82	340	599
40.001 to 45.000	6,263,093.99	44	1.93	142,343.05	6.87	340	612
45.001 to 50.000	11,206,588.89	73	3.45	153,514.92	6.81	345	616
50.001 to 55.000	12,842,023.82	75	3.95	171,226.98	6.99	349	604
55.001 to 60.000	24,352,042.66	149	7.50	163,436.53	6.98	351	607
60.001 to 65.000	13,332,822.37	75	4.10	177,770.96	7.62	357	569
65.001 to 70.000	19,863,952.65	112	6.11	177,356.72	8.08	353	571
70.001 to 75.000	20,214,024.11	124	6.22	163,016.32	8.22	351	571
75.001 to 80.000	55,422,396.94	351	17.06	157,898.57	7.48	355	639
80.001 to 85.000	23,423,296.20	142	7.21	164,952.79	8.03	354	598
85.001 to 90.000	53,175,234.32	360	16.37	147,708.98	8.33	353	609
90.001 to 95.000	28,454,863.45	243	8.76	117,098.20	8.63	333	632
95.001 to 100.000	47,764,983.43	858	14.70	55,670.14	10.27	216	681

Total:	324,908,427.91	2,685	100.00	121,008.73	8.16	330	619

Max: 100.000
Min: 13.890
Weighted Average: 78.553

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3	Page 1 of 2

Novastar 2005-3	2,685 records
No MI	Balance: 324,908,428

CLTV, Including Silent Seconds	Aggregate Principal Balance	Number Of Loans	Percent of Aggregate Principal Balance	Average Balance	WAC	Remaining Term	FICO
10.001 to 15.000	160,249.50	3	0.05	53,416.50	6.66	308	683
15.001 to 20.000	49,945.06	1	0.02	49,945.06	8.99	358	526
20.001 to 25.000	671,983.18	9	0.21	74,664.80	7.23	345	615
25.001 to 30.000	1,057,834.43	10	0.33	105,783.44	7.20	338	613
30.001 to 35.000	3,100,972.53	25	0.95	124,038.90	7.19	336	605
35.001 to 40.000	3,257,637.37	29	1.00	112,332.32	6.73	339	600
40.001 to 45.000	6,397,869.84	45	1.97	142,174.89	6.88	341	612
45.001 to 50.000	11,137,648.29	72	3.43	154,689.56	6.81	345	616
50.001 to 55.000	12,842,023.82	75	3.95	171,226.98	6.99	349	604
55.001 to 60.000	24,511,749.82	150	7.54	163,411.67	6.99	351	607
60.001 to 65.000	13,128,160.08	74	4.04	177,407.57	7.63	357	568
65.001 to 70.000	19,640,198.78	111	6.04	176,938.73	8.07	353	571
70.001 to 75.000	19,719,121.43	123	6.07	160,318.06	8.25	355	569
75.001 to 80.000	31,527,645.43	186	9.70	169,503.47	7.73	356	603
80.001 to 85.000	23,377,623.66	141	7.20	165,798.75	8.02	354	598
85.001 to 90.000	50,261,963.53	336	15.47	149,589.18	8.30	353	612
90.001 to 95.000	36,211,156.67	298	11.15	121,513.95	8.49	336	632
95.001 to 100.000	67,854,644.49	997	20.88	68,058.82	9.33	257	682

Total:	324,908,427.91	2,685	100.00	121,008.73	8.16	330	619

Max: 100.000
Min: 13.890
Weighted Average: 80.101

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3	Page 2 of 2

Novastar 2005-3

Aggregate Loans (First Lien Only) : in specific bucket

FICO	% of total deal	Avg LTV	Max LTV	% Full Doc	% Owner Occ	% IO	WAC	MARGIN	% Second Lien (Simultaneous or Silent)
500-519	0.00916	64.11	85	96.82	100.00	0.00	8.14	6.84	0.00
520-539	6%	77.23	95	64.26	99.17	0.18	8.89	6.44	3.00
540-559	7%	79.20	95	70.94	99.72	1.14	8.27	6.23	2.43
560-579	8%	79.10	100	68.29	98.14	1.46	7.93	6.07	1.27
580-599	10%	80.62	100	59.96	96.86	3.76	7.80	6.01	3.36
600-619	11%	81.45	100	63.01	95.76	24.54	7.39	5.77	8.27
620-639	12%	82.83	100	48.28	94.72	24.72	7.25	5.65	10.77
640-659	11%	82.59	100	34.22	95.28	35.59	7.16	5.51	24.09
660-679	11%	83.46	100	31.09	89.05	35.33	7.06	5.30	30.63
680-699	8%	82.84	100	25.42	89.14	32.95	6.92	5.10	33.24
700-719	5%	82.50	100	17.32	87.84	39.82	6.82	5.09	36.71
720-739	4%	82.04	100	16	86.59	41.98	6.87	4.96	46.56
740-759	3%	82.13	100	16.06	86.85	44.86	6.81	4.96	47.90
760-779	2%	83.22	100	21.59	78.95	48.22	6.82	5.00	42.17
780-800	1%	80.21	100	25.73	73.51	37.71	7.01	4.99	40.46
800+	0%	81.26	100	16.77	88.46	32.56	6.57	4.76	42.85
Totals (of deal)	99%	80.78	98.43	44.99	92.73	23.06	7.36	5.58	17.97

Aggregate Loans (Second Lien Only)

FICO	% of total deal	Avg LTV	Max LTV	% Full Doc	% Owner Occ	% IO	WAC	MARGIN
520-539
540-559
560-579
580-599	1.05%	99.64	100	100	100	0	10.84	0
600-619	5.25%	99.54	100	100	100	0	11.24	0
620-639	8.36%	99.24	100	83.72	100	0	10.68	0
640-659	15.15%	99.46	100	23.59	100	0	10.7	0
660-679	18.66%	99.34	100	23.44	100	0	10.52	0
680-699	14.60%	99.02	100	16.43	100	0	10.36	0
700-719	10.84%	99.02	100	7.32	100	0	10.29	0
720-739	10.91%	99.71	100	13.42	100	0	10.98	0
740-759	8.56%	99.7	100	3.72	100	0	10.91	0
760-779	4.30%	99.28	100	8.7	100	0	10.71	0
780-800	1.28%	99.21	100	26.04	100	0	10.79	0
800+	1.04%	100	100	4.35	100	0	10.65	0

If seconds in deal:

Second Lien Loans

FRM %	100
ARM %	0

IO Loans

FICO	% of total deal	Avg LTV	Max LTV	% Full Doc	% Owner Occ	WAC	MARGIN	% Second Lien (Simultaneous or Silent)
520-539	0.000456	79.47	79.47	0	100	10.7	6.65	0
540-559	0.003554	87.14	90	0	100	7.42	6.42	0
560-579	0%	79.30	90.00	15.85	100	7.49	6.41	0.00
580-599	2%	80.70	90.00	58.16	100	7.07	5.44	7.49
600-619	12%	80.22	95.00	46.42	94.94	7.18	5.76	12.41
620-639	13%	81.70	95.00	43.57	93.3	6.99	5.58	20.81
640-659	17%	81.36	95.00	26.26	97.46	7.02	5.41	41.31
660-679	17%	82.33	95.00	23.47	89.55	6.91	5.23	46.39
680-699	11%	82.65	95.00	14.62	90.76	6.71	5.03	51.43
700-719	9%	82.02	95.00	14.32	92	6.68	5.04	54.71
720-739	7%	83.06	95.00	6.33	91.1	6.80	4.96	55.04
740-759	5%	81.47	95.00	13.34	90.69	6.49	4.88	64.04
760-779	4%	80.94	95.00	11.57	80.35	6.70	4.86	60.20
780-800	1%	78.91	90.00	26.89	51.52	7.12	4.96	32.20
800+	0%	77.27	90.00	42.89	64.55	6.39	4.61	18.51

ONLY IF THE DEAL HAS DEEP MI, otherwise we DO NOT NEED

If the deal has deep MI - we want the following:

For Non-MI Loans-only

By LTV Bucket	% of total deal	Avg FICO	% <550 FICO	% full doc	% non owner
<=50% LTV	2.44	612	13.26	48.77	93.04
51%-60%	3.48	606	21.85	49.65	96.21
61%-70%	9.32	599	24.19	43.64	92.81
71%-80%	35.29	651	7.23	35.39	93.66
81%-85%	9.46	619	9.91	49.62	91.70
86%-90%	22.86	624	11.58	48.90	92.36
91%-95%	9.26	638	4.03	59.86	96.29
96%-100%	7.88	672	0.00	53.83	99.77

Novastar 2005-3

6,316 records

Balance: 1,067,687,051

All records

1. Original Principal Balances of Mortgage Loans

Original Principal Balances of Mortgage Loans	Number Of Loans	Aggregate Original Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
<= 25,000.00	139	2,884,053.00	0.27	20,723.11	10.74	17.92	682
25,000.01 - 50,000.00	524	19,324,427.00	1.81	36,842.07	10.55	26.83	675
50,000.01 - 75,000.00	483	30,896,161.00	2.89	63,844.10	9.03	58.43	646
75,000.01 - 100,000.00	616	54,358,864.50	5.08	88,103.83	8.21	71.13	630
100,000.01 - 125,000.00	647	73,187,190.00	6.85	112,960.60	7.96	77.09	621
125,000.01 - 150,000.00	753	103,965,755.40	9.72	137,873.61	7.74	81.67	621
150,000.01 - 175,000.00	715	116,253,435.60	10.87	162,336.25	7.60	82.00	627
175,000.01 - 200,000.00	564	105,914,415.98	9.91	187,535.38	7.46	80.42	627
200,000.01 - 225,000.00	413	87,916,730.20	8.22	212,574.11	7.37	79.88	627
225,000.01 - 250,000.00	296	70,585,387.00	6.60	238,133.78	7.30	80.05	633
250,000.01 - 275,000.00	244	64,167,771.00	6.00	262,712.89	7.42	81.20	627
275,000.01 - 300,000.00	205	59,080,241.00	5.53	287,912.37	7.41	80.97	634
300,000.01 - 333,700.00	222	70,277,315.00	6.58	316,264.65	7.08	82.44	641
333,700.01 - 350,000.00	82	28,073,762.40	2.63	342,003.15	7.30	84.60	647
350,000.01 - 600,000.00	385	163,383,803.30	15.29	423,995.20	7.00	82.85	656
600,000.01 - 1,000,000.00	28	18,764,658.00	1.76	669,645.54	7.34	83.82	646

Total:	6,316	1,069,033,970.38	100.00	169,044.81	7.56	78.92	635

2. Principal Balances of Mortgage Loans as of Cutoff Date
Principal Balances of Mortgage Loans as of Cutoff Date	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
<= 25,000.00	139	2,880,512.92	0.27	20,723.11	10.74	97.88	682
25,000.01 - 50,000.00	524	19,305,243.77	1.81	36,842.07	10.55	94.01	675
50,000.01 - 75,000.00	483	30,836,699.27	2.89	63,844.10	9.03	85.86	646
75,000.01 - 100,000.00	616	54,271,960.10	5.08	88,103.83	8.21	82.22	630
100,000.01 - 125,000.00	647	73,085,505.33	6.85	112,960.60	7.96	81.62	621
125,000.01 - 150,000.00	753	103,818,827.72	9.72	137,873.61	7.74	82.08	621
150,000.01 - 175,000.00	715	116,070,421.35	10.87	162,336.25	7.60	82.00	627
175,000.01 - 200,000.00	564	105,769,955.50	9.91	187,535.38	7.46	80.55	627
200,000.01 - 225,000.00	413	87,793,105.46	8.22	212,574.11	7.37	79.88	627
225,000.01 - 250,000.00	296	70,487,599.02	6.60	238,133.78	7.30	80.05	633
250,000.01 - 275,000.00	244	64,101,945.72	6.00	262,712.89	7.42	81.20	627
275,000.01 - 300,000.00	205	59,022,036.44	5.53	287,912.37	7.41	80.97	634
300,000.01 - 333,700.00	222	70,210,753.09	6.58	316,264.65	7.08	82.44	641
333,700.01 - 350,000.00	82	28,044,258.49	2.63	342,003.15	7.30	84.60	647
350,000.01 - 600,000.00	385	163,238,151.87	15.29	423,995.20	7.00	82.85	656
600,000.01 - 1,000,000.00	28	18,750,075.05	1.76	669,645.54	7.34	83.82	646

Total:	6,316	1,067,687,051.10	100.00	169,044.81	7.56	82.07	635

3. Mortgage Rates (%)

Mortgage Rates (%)	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
<= 4.999	2	724,000.00	0.07	362,000.00	4.91	79.56	668
5.000 - 5.499	22	5,342,477.55	0.50	242,839.89	5.33	69.37	685
5.500 - 5.999	295	70,172,108.96	6.57	237,871.56	5.85	73.93	670
6.000 - 6.499	517	111,321,161.03	10.43	215,321.39	6.29	75.89	660
6.500 - 6.999	1,193	247,683,072.33	23.20	207,613.64	6.77	79.54	655
7.000 - 7.499	782	153,447,121.45	14.37	196,223.94	7.25	81.39	640
7.500 - 7.999	972	178,199,111.34	16.69	183,332.42	7.75	83.75	624
8.000 - 8.499	465	77,355,038.91	7.25	166,354.92	8.26	85.46	611
8.500 - 8.999	654	101,889,231.91	9.54	155,793.93	8.75	86.29	594
9.000 - 9.499	234	33,249,592.62	3.11	142,092.28	9.24	87.10	588
9.500 - 9.999	388	39,535,737.49	3.70	101,896.23	9.76	90.11	593
10.000 - 10.499	168	13,495,547.21	1.26	80,330.64	10.22	91.96	602
10.500 - 10.999	223	15,187,807.52	1.42	68,106.76	10.76	92.35	614
11.000 - 11.499	161	8,418,125.80	0.79	52,286.50	11.16	96.69	661
11.500 - 11.999	133	7,023,386.65	0.66	52,807.42	11.71	95.20	637
12.000 - 12.499	54	2,584,845.12	0.24	47,867.50	12.13	98.21	655
12.500 - 12.999	45	1,753,676.87	0.16	38,970.60	12.79	100.00	735
13.000 - 13.499	8	305,008.34	0.03	38,126.04	13.00	100.00	735

Total:	6,316	1,067,687,051.10	100.00	169,044.81	7.56	82.07	635

4. Original Term to Maturity of Mortgage Loans

Original Term to Maturity of Mortgage Loans	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
120	9	746,040.65	0.07	82,893.41	6.97	78.85	651
180	1,030	59,319,485.12	5.56	57,591.73	9.59	91.55	676
240	19	2,204,794.35	0.21	116,041.81	7.53	73.88	625
300	5	481,913.34	0.05	96,382.67	7.93	61.93	560
360	5,253	1,004,934,817.64	94.12	191,306.84	7.44	81.54	632

Total:	6,316	1,067,687,051.10	100.00	169,044.81	7.56	82.07	635

5. Stated Remaining Term to Maturity of Mortgage Loans

Stated Remaining Term to Maturity of Mortgage Loans	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
61 - 120	9	746,040.65	0.07	82,893.41	6.97	78.85	651
121 - 180	1,030	59,319,485.12	5.56	57,591.73	9.59	91.55	676
181 - 240	19	2,204,794.35	0.21	116,041.81	7.53	73.88	625
241 - 300	5	481,913.34	0.05	96,382.67	7.93	61.93	560
301 - 360	5,253	1,004,934,817.64	94.12	191,306.84	7.44	81.54	632

Total:	6,316	1,067,687,051.10	100.00	169,044.81	7.56	82.07	635

6. Mortgage Insurance

Mortgage Insurance	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
MGIC	3,630	742,694,596.25	69.56	204,599.06	7.30	83.61	641
No MI	2,685	324,908,427.91	30.43	121,008.73	8.16	78.55	619
PMI	1	84,026.94	0.01	84,026.94	7.90	80.00	620

Total:	6,316	1,067,687,051.10	100.00	169,044.81	7.56	82.07	635

7. Lien

Lien	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
1	5,418	1,025,627,157.30	96.06	189,299.96	7.43	81.36	633
2	898	42,059,893.80	3.94	46,837.30	10.65	99.36	687

Total:	6,316	1,067,687,051.10	100.00	169,044.81	7.56	82.07	635

8. Seasoning(mos)

Seasoning(mos)	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
1	2,498	394,421,525.64	36.94	157,894.93	7.51	82.49	637
2	3,181	561,670,270.41	52.61	176,570.35	7.56	81.82	634
3	489	88,344,339.14	8.27	180,663.27	7.65	82.23	632
4	90	15,231,679.17	1.43	169,240.88	8.14	79.96	615
5	4	669,161.73	0.06	167,290.43	8.65	80.24	565
6	2	599,552.01	0.06	299,776.01	7.25	86.12	660
9	1	117,374.35	0.01	117,374.35	7.65	80.00	609
26	18	2,557,382.70	0.24	142,076.82	8.39	77.00	628
27	19	2,401,529.35	0.22	126,396.28	7.70	84.70	619
28	3	576,481.14	0.05	192,160.38	7.30	76.94	605
32	4	501,225.08	0.05	125,306.27	7.61	86.26	607
33	3	267,965.76	0.03	89,321.92	7.66	73.73	670
39	1	124,825.46	0.01	124,825.46	8.35	80.00	582
42	1	53,539.77	0.01	53,539.77	7.99	95.00	691
44	1	66,172.45	0.01	66,172.45	7.15	75.00	597
56	1	84,026.94	0.01	84,026.94	7.90	80.00	620

Total:	6,316	1,067,687,051.10	100.00	169,044.81	7.56	82.07	635

9. Combined LTV’s

Combined LTV’s	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
<= 25.00	13	882,177.74	0.08	67,859.83	7.23	20.89	622
25.01 - 30.00	10	1,057,834.43	0.10	105,783.44	7.20	27.87	613
30.01 - 35.00	25	3,100,972.53	0.29	124,038.90	7.19	32.22	605
35.01 - 40.00	31	3,552,120.38	0.33	114,584.53	6.82	37.98	599
40.01 - 45.00	44	6,263,093.99	0.59	142,343.05	6.87	43.10	612
45.01 - 50.00	73	11,206,588.89	1.05	153,514.92	6.81	47.97	616
50.01 - 55.00	75	12,842,023.82	1.20	171,226.98	6.99	53.14	604
55.01 - 60.00	149	24,352,042.66	2.28	163,436.53	6.98	58.01	607
60.01 - 65.00	221	41,196,990.51	3.86	186,411.72	7.06	63.35	601
65.01 - 70.00	319	58,336,241.97	5.46	182,872.23	7.22	68.70	597
70.01 - 75.00	342	63,798,203.30	5.98	186,544.45	7.28	73.85	603
75.01 - 80.00	1,548	313,040,114.97	29.32	202,222.30	7.02	79.72	661
80.01 - 85.00	523	101,001,566.64	9.46	193,119.63	7.50	84.34	619
85.01 - 90.00	1,283	244,072,629.69	22.86	190,235.88	7.80	89.62	624
90.01 - 95.00	585	98,826,049.21	9.26	168,933.42	8.15	94.70	638
95.01 - 100.00	1,075	84,158,400.37	7.88	78,286.88	9.42	99.87	672

Total:	6,316	1,067,687,051.10	100.00	169,044.81	7.56	82.07	635

10. Owner Occupancy

Owner Occupancy	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
Investment	264	43,539,060.02	4.08	164,920.68	7.70	78.81	682
Owner	5,944	1,002,513,681.70	93.90	168,659.77	7.55	82.15	632
Second Home	108	21,634,309.38	2.03	200,317.68	7.71	84.79	669

Total:	6,316	1,067,687,051.10	100.00	169,044.81	7.56	82.07	635

11. Property Types

Property Types	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
2-4 Family	246	51,412,636.44	4.82	208,994.46	7.53	80.52	655
Condo	420	67,083,138.10	6.28	159,721.76	7.54	82.13	651
PUD	1,002	187,681,092.89	17.58	187,306.48	7.50	83.07	645
Single Family Residence	4,648	761,510,183.67	71.32	163,836.10	7.58	81.92	629

Total:	6,316	1,067,687,051.10	100.00	169,044.81	7.56	82.07	635

12. Loan Purpose

Loan Purpose	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
Cash Out Refinance	3,293	601,392,658.56	56.33	182,627.59	7.41	79.07	614
Purchase	2,806	433,644,214.36	40.62	154,541.77	7.76	86.27	664
Rate/Term Refinance	217	32,650,178.18	3.06	150,461.65	7.62	81.53	621

Total:	6,316	1,067,687,051.10	100.00	169,044.81	7.56	82.07	635

13. Document Type

Document Type	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
Full Documentation	3,065	481,911,158.68	45.14	157,230.39	7.55	82.77	609
Limited Documentation	144	29,393,009.65	2.75	204,118.12	7.67	83.12	614
No Documentation	727	110,200,588.57	10.32	151,582.65	7.39	81.94	702
Stated Income	2,380	446,182,294.20	41.79	187,471.55	7.61	81.27	647

Total:	6,316	1,067,687,051.10	100.00	169,044.81	7.56	82.07	635

14. Product Type

Product Type	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
ARM 2/28	3,347	602,045,070.13	56.39	179,876.03	7.72	82.81	616
ARM 2/28 40/30 BALL	10	2,335,902.34	0.22	233,590.23	7.02	85.37	676
ARM 2/28 IO	830	217,900,289.20	20.41	262,530.47	6.92	81.98	672
ARM 3/27	96	18,602,222.05	1.74	193,773.15	7.18	77.81	615
ARM 3/27 40/30 BALL	1	50,366.56	0.00	50,366.56	7.50	80.00	656
ARM 3/27 IO	31	8,685,492.89	0.81	280,177.19	6.66	79.30	673
ARM 5/25	37	7,313,460.89	0.68	197,661.11	6.80	79.03	663
ARM 5/25 40/30 BALL	1	455,833.46	0.04	455,833.46	7.15	80.00	742
ARM 5/25 IO	21	5,362,175.00	0.50	255,341.67	6.58	79.82	671
BALL15	820	38,754,237.18	3.63	47,261.26	10.60	99.23	686
BALL30	4	1,116,812.32	0.10	279,203.08	6.91	81.05	640
FR10	9	746,040.65	0.07	82,893.41	6.97	78.85	651
FR15	210	20,565,247.94	1.93	97,929.75	7.69	77.09	656
FR20	19	2,204,794.35	0.21	116,041.81	7.53	73.88	625
FR25	5	481,913.34	0.05	96,382.67	7.93	61.93	560
FR30	856	136,562,742.80	12.79	159,535.91	7.23	76.26	638
FR30 IO	19	4,504,450.00	0.42	237,076.32	6.66	75.28	674

Total:	6,316	1,067,687,051.10	100.00	169,044.81	7.56	82.07	635

15. State

State	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
Alabama	51	5,324,410.56	0.50	104,400.21	8.69	87.78	610
Arizona	200	31,248,994.29	2.93	156,244.97	7.51	82.63	645
Arkansas	58	6,222,740.75	0.58	107,288.63	8.07	87.69	637
California	792	198,213,394.93	18.56	250,269.44	6.97	78.50	642
Colorado	94	15,698,087.66	1.47	167,000.93	7.36	82.48	649
Connecticut	86	16,853,955.72	1.58	195,976.23	7.46	84.40	638
Delaware	15	2,616,140.00	0.25	174,409.33	8.18	87.68	625
District of Columbia	37	9,099,696.39	0.85	245,937.74	7.85	76.55	627
Florida	1,470	238,701,127.55	22.36	162,381.72	7.57	81.50	645
Georgia	155	19,939,687.54	1.87	128,643.15	8.10	86.68	614
Idaho	15	1,899,583.89	0.18	126,638.93	8.02	88.10	630
Illinois	165	27,523,002.39	2.58	166,806.08	7.42	82.98	620
Indiana	47	4,895,362.81	0.46	104,156.66	8.44	89.11	608
Iowa	16	1,635,558.29	0.15	102,222.39	8.63	88.90	589
Kansas	28	3,064,092.92	0.29	109,431.89	8.00	86.12	620
Kentucky	50	4,812,324.69	0.45	96,246.49	8.22	87.87	637
Louisiana	135	15,823,263.40	1.48	117,209.36	8.26	85.47	617
Maine	32	5,295,601.65	0.50	165,487.55	7.65	84.01	644
Maryland	283	58,004,506.07	5.43	204,962.92	7.51	81.06	630
Massachusetts	104	21,521,471.37	2.02	206,937.22	7.45	80.02	625
Michigan	213	27,542,154.23	2.58	129,305.89	8.17	87.50	619
Minnesota	47	9,264,459.67	0.87	197,116.16	7.58	81.43	613
Mississippi	44	5,060,249.35	0.47	115,005.67	8.57	86.66	608
Missouri	139	16,508,774.51	1.55	118,768.16	8.37	86.03	619
Nebraska	1	157,353.99	0.01	157,353.99	9.80	100.00	616
Nevada	82	14,596,944.25	1.37	178,011.52	7.13	80.73	644
New Hampshire	36	6,708,168.95	0.63	186,338.03	7.64	79.48	621
New Jersey	184	44,269,940.28	4.15	240,597.50	7.41	79.08	621
New Mexico	8	1,112,376.74	0.10	139,047.09	8.25	83.04	601
New York	197	41,984,108.39	3.93	213,117.30	7.50	80.17	631
North Carolina	225	27,783,209.22	2.60	123,480.93	8.01	85.82	640
North Dakota	1	133,859.54	0.01	133,859.54	8.60	90.00	616
Ohio	214	24,869,163.35	2.33	116,211.04	8.14	86.94	625
Oklahoma	23	2,705,735.74	0.25	117,640.68	7.90	86.34	638
Oregon	29	5,103,641.79	0.48	175,987.65	7.26	84.31	658
Pennsylvania	128	16,424,480.05	1.54	128,316.25	7.92	83.56	616
Rhode Island	15	2,713,566.31	0.25	180,904.42	7.60	79.36	635
South Carolina	138	17,733,068.36	1.66	128,500.50	7.83	85.84	636
South Dakota	2	204,228.68	0.02	102,114.34	8.74	91.00	619
Tennessee	86	9,225,624.34	0.86	107,274.70	8.33	85.67	592
Texas	236	25,455,689.25	2.38	107,863.09	8.28	86.26	619
Utah	29	4,251,083.51	0.40	146,589.09	7.89	85.97	644
Vermont	12	1,243,242.03	0.12	103,603.50	8.04	84.45	612
Virginia	251	52,587,184.11	4.93	209,510.69	7.43	82.92	646
Washington	78	13,469,640.96	1.26	172,687.70	7.39	84.63	636
West Virginia	14	1,691,997.78	0.16	120,856.98	8.53	84.26	599
Wisconsin	44	5,759,853.02	0.54	130,905.75	8.29	83.30	595
Wyoming	7	734,249.83	0.07	104,892.83	7.53	84.81	695

Total:	6,316	1,067,687,051.10	100.00	169,044.81	7.56	82.07	635

16. Prepay Penalty

Prepay Penalty	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
Has Prepay Penalty	4,008	685,346,822.89	64.19	170,994.72	7.44	81.53	631
None	2,308	382,340,228.21	35.81	165,658.68	7.78	83.04	642

Total:	6,316	1,067,687,051.10	100.00	169,044.81	7.56	82.07	635

17. Prepay Term

Prepay Term	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
0	2,308	382,340,228.21	35.81	165,658.68	7.78	83.04	642
12	36	10,715,245.91	1.00	297,645.72	7.16	79.98	643
24	2,345	411,490,884.78	38.54	175,475.86	7.53	82.50	630
36	1,598	259,396,420.70	24.30	162,325.67	7.30	80.03	631
60	29	3,744,271.50	0.35	129,112.81	7.81	82.39	626

Total:	6,316	1,067,687,051.10	100.00	169,044.81	7.56	82.07	635

18. Fico Scores

Fico Scores	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
<= 519	59	9,395,253.71	0.88	159,241.59	8.14	64.11	510
520 - 539	383	60,965,077.40	5.71	159,177.75	8.89	77.23	530
540 - 559	442	74,008,316.71	6.93	167,439.63	8.27	79.20	550
560 - 579	453	80,160,833.28	7.51	176,955.48	7.93	79.10	569
580 - 599	572	100,420,798.12	9.41	175,560.84	7.81	80.70	589
600 - 619	678	117,942,957.15	11.05	173,957.16	7.46	81.79	610
620 - 639	745	130,230,661.48	12.20	174,806.26	7.34	83.27	629
640 - 659	687	120,157,892.81	11.25	174,902.32	7.35	83.48	649
660 - 679	712	120,210,695.92	11.26	168,835.25	7.29	84.50	669
680 - 699	517	85,677,896.53	8.02	165,721.27	7.17	84.00	689
700 - 719	358	60,246,567.91	5.64	168,286.50	7.08	83.75	709
720 - 739	301	46,123,108.48	4.32	153,232.92	7.28	83.80	728
740 - 759	208	31,220,213.16	2.92	150,097.18	7.28	84.15	749
760 - 779	135	20,797,222.83	1.95	154,053.50	7.16	84.62	768
780 - 799	46	6,573,284.59	0.62	142,897.49	7.32	81.77	788
800 - 819	19	3,031,536.89	0.28	159,554.57	7.08	82.44	809
820 - 839	1	524,734.13	0.05	524,734.13	6.99	90.00	821

Total:	6,316	1,067,687,051.10	100.00	169,044.81	7.56	82.07	635

Novastar 2005-3

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3

4,374 records

Balance: 862,750,813

ARM

1. Original Principal Balances of Mortgage Loans

Original Principal Balances of Mortgage Loans	Number Of Loans	Aggregate Original Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
25,000.01 - 50,000.00	40	1,908,430.00	0.22	47,655.96	8.38	69.60	623
50,000.01 - 75,000.00	203	13,281,342.00	1.54	65,357.36	8.48	82.36	622
75,000.01 - 100,000.00	372	33,059,439.50	3.83	88,781.00	8.01	81.34	612
100,000.01 - 125,000.00	465	52,566,000.00	6.09	112,931.41	7.93	82.36	613
125,000.01 - 150,000.00	574	79,403,571.00	9.19	138,182.55	7.85	83.93	618
150,000.01 - 175,000.00	601	97,820,812.60	11.33	162,578.73	7.68	82.86	623
175,000.01 - 200,000.00	471	88,514,528.98	10.25	187,726.88	7.52	81.59	624
200,000.01 - 225,000.00	353	75,062,729.20	8.69	212,418.55	7.43	80.43	625
225,000.01 - 250,000.00	245	58,391,237.00	6.76	238,091.91	7.33	80.51	631
250,000.01 - 275,000.00	218	57,315,091.00	6.64	262,676.84	7.46	81.98	627
275,000.01 - 300,000.00	189	54,433,291.00	6.30	287,744.26	7.44	81.49	634
300,000.01 - 333,700.00	195	61,734,115.00	7.15	316,313.27	7.12	82.99	641
333,700.01 - 350,000.00	71	24,299,550.10	2.81	341,919.02	7.28	84.51	647
350,000.01 - 600,000.00	351	148,329,203.30	17.18	422,275.32	7.04	83.47	655
600,000.01 - 1,000,000.00	26	17,464,658.00	2.02	671,229.79	7.43	85.88	649

Total:	4,374	863,583,998.68	100.00	197,245.27	7.48	82.41	631

2. Principal Balances of Mortgage Loans as of Cutoff Date

Principal Balances of Mortgage Loans as of Cutoff Date	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
25,000.01 - 50,000.00	40	1,906,238.52	0.22	47,655.96	8.38	69.60	623
50,000.01 - 75,000.00	203	13,267,543.43	1.54	65,357.36	8.48	82.36	622
75,000.01 - 100,000.00	372	33,026,532.67	3.83	88,781.00	8.01	81.34	612
100,000.01 - 125,000.00	465	52,513,104.97	6.09	112,931.41	7.93	82.36	613
125,000.01 - 150,000.00	574	79,316,786.07	9.19	138,182.55	7.85	83.93	618
150,000.01 - 175,000.00	601	97,709,815.86	11.33	162,578.73	7.68	82.86	623
175,000.01 - 200,000.00	471	88,419,358.14	10.25	187,726.88	7.52	81.59	624
200,000.01 - 225,000.00	353	74,983,748.84	8.69	212,418.55	7.43	80.43	625
225,000.01 - 250,000.00	245	58,332,518.20	6.76	238,091.91	7.33	80.51	631
250,000.01 - 275,000.00	218	57,263,550.61	6.64	262,676.84	7.46	81.98	627
275,000.01 - 300,000.00	189	54,383,665.53	6.30	287,744.26	7.44	81.49	634
300,000.01 - 333,700.00	195	61,681,088.31	7.15	316,313.27	7.12	82.99	641
333,700.01 - 350,000.00	71	24,276,250.58	2.81	341,919.02	7.28	84.51	647
350,000.01 - 600,000.00	351	148,218,636.15	17.18	422,275.32	7.04	83.47	655
600,000.01 - 1,000,000.00	26	17,451,974.64	2.02	671,229.79	7.43	85.88	649

Total:	4,374	862,750,812.52	100.00	197,245.27	7.48	82.41	631

3. Mortgage Rates (%)

Mortgage Rates (%)	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
<= 4.999	2	724,000.00	0.08	362,000.00	4.91	79.56	668
5.000 - 5.499	19	4,590,440.76	0.53	241,602.15	5.32	70.79	686
5.500 - 5.999	239	59,371,360.20	6.88	248,415.73	5.84	75.12	670
6.000 - 6.499	383	87,133,555.00	10.10	227,502.75	6.29	78.02	659
6.500 - 6.999	913	199,330,266.08	23.10	218,324.50	6.77	80.82	658
7.000 - 7.499	615	126,446,768.27	14.66	205,604.50	7.25	82.21	641
7.500 - 7.999	776	151,770,279.35	17.59	195,580.26	7.75	84.30	623
8.000 - 8.499	382	68,289,204.11	7.92	178,767.55	8.26	85.36	607
8.500 - 8.999	531	88,173,166.00	10.22	166,051.16	8.75	86.39	589
9.000 - 9.499	189	29,625,781.31	3.43	156,750.17	9.25	87.39	582
9.500 - 9.999	194	28,188,818.85	3.27	145,303.19	9.72	87.89	566
10.000 - 10.499	58	8,286,363.92	0.96	142,868.34	10.26	88.11	558
10.500 - 10.999	46	7,084,849.80	0.82	154,018.47	10.71	84.68	543
11.000 - 11.499	12	1,636,668.00	0.19	136,389.00	11.21	86.17	554
11.500 - 11.999	13	1,758,028.87	0.20	135,232.99	11.72	83.15	541
12.000 - 12.499	2	341,262.00	0.04	170,631.00	12.20	87.30	539

Total:	4,374	862,750,812.52	100.00	197,245.27	7.48	82.41	631

4. Original Term to Maturity of Mortgage Loans

Original Term to Maturity of Mortgage Loans	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
360	4,374	862,750,812.52	100.00	197,245.27	7.48	82.41	631

Total:	4,374	862,750,812.52	100.00	197,245.27	7.48	82.41	631

5. Stated Remaining Term to Maturity of Mortgage Loans

Stated Remaining Term to Maturity of Mortgage Loans	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
301 - 360	4,374	862,750,812.52	100.00	197,245.27	7.48	82.41	631

Total:	4,374	862,750,812.52	100.00	197,245.27	7.48	82.41	631

6. Mortgage Insurance

Mortgage Insurance	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
MGIC	2,969	631,368,804.77	73.18	212,653.69	7.33	84.32	641
No MI	1,405	231,382,007.75	26.82	164,684.70	7.88	77.19	604

Total:	4,374	862,750,812.52	100.00	197,245.27	7.48	82.41	631

7. Lien

Lien	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
1	4,374	862,750,812.52	100.00	197,245.27	7.48	82.41	631

Total:	4,374	862,750,812.52	100.00	197,245.27	7.48	82.41	631

8. Seasoning(mos)

Seasoning(mos)	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
1	1,720	318,034,289.93	36.86	184,903.66	7.41	82.75	632
2	2,208	454,891,346.80	52.73	206,019.63	7.48	82.28	632
3	359	74,940,040.37	8.69	208,746.63	7.59	82.28	627
4	81	13,963,976.98	1.62	172,394.78	8.20	79.82	614
5	4	669,161.73	0.08	167,290.43	8.65	80.24	565
6	1	134,622.36	0.02	134,622.36	9.85	90.00	727
9	1	117,374.35	0.01	117,374.35	7.65	80.00	609

Total:	4,374	862,750,812.52	100.00	197,245.27	7.48	82.41	631

9. Combined LTV’s

Combined LTV’s	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
<= 25.00	8	539,289.60	0.06	67,411.20	7.56	20.20	593
25.01 - 30.00	6	711,565.44	0.08	118,594.24	7.15	27.50	582
30.01 - 35.00	15	2,233,782.71	0.26	148,918.85	7.23	32.33	591
35.01 - 40.00	15	1,987,159.10	0.23	132,477.27	6.68	38.46	580
40.01 - 45.00	21	3,136,158.08	0.36	149,340.86	6.65	43.61	598
45.01 - 50.00	47	7,872,621.81	0.91	167,502.59	6.82	48.02	608
50.01 - 55.00	47	7,831,706.74	0.91	166,632.06	7.24	53.09	590
55.01 - 60.00	96	17,154,739.85	1.99	178,695.21	7.09	57.93	591
60.01 - 65.00	137	26,288,662.36	3.05	191,888.05	7.21	63.31	582
65.01 - 70.00	215	41,782,762.49	4.84	194,338.43	7.38	68.77	583
70.01 - 75.00	254	49,731,504.21	5.76	195,793.32	7.35	73.91	597
75.01 - 80.00	1,309	273,624,864.27	31.72	209,033.51	7.00	79.80	663
80.01 - 85.00	419	85,590,422.00	9.92	204,273.08	7.52	84.36	617
85.01 - 90.00	1,081	215,308,800.24	24.96	199,175.58	7.82	89.65	621
90.01 - 95.00	439	86,908,933.49	10.07	197,970.24	8.08	94.72	634
95.01 - 100.00	265	42,047,840.13	4.87	158,671.09	8.42	99.77	658

Total:	4,374	862,750,812.52	100.00	197,245.27	7.48	82.41	631

10. Owner Occupancy

Owner Occupancy	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
Investment	218	37,945,652.52	4.40	174,062.63	7.69	79.94	684
Owner	4,064	805,563,749.40	93.37	198,219.43	7.46	82.44	628
Second Home	92	19,241,410.60	2.23	209,145.77	7.70	85.85	670

Total:	4,374	862,750,812.52	100.00	197,245.27	7.48	82.41	631

11. Property Types

Property Types	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
2-4 Family	176	40,535,995.73	4.70	230,318.16	7.49	82.17	653
Condo	306	58,902,384.66	6.83	192,491.45	7.37	81.80	649
PUD	681	153,793,650.34	17.83	225,835.02	7.41	83.35	642
Single Family Residence	3,211	609,518,781.79	70.65	189,822.11	7.51	82.25	625

Total:	4,374	862,750,812.52	100.00	197,245.27	7.48	82.41	631

12. Loan Purpose

Loan Purpose	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
Cash Out Refinance	2,366	465,013,458.92	53.90	196,539.92	7.47	80.09	608
Purchase	1,871	375,542,837.97	43.53	200,717.71	7.48	85.26	661
Rate/Term Refinance	137	22,194,515.63	2.57	162,003.76	7.68	82.82	610

Total:	4,374	862,750,812.52	100.00	197,245.27	7.48	82.41	631

13. Document Type

Document Type	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
Full Documentation	2,139	372,822,541.98	43.21	174,297.59	7.57	83.69	603
Limited Documentation	108	24,155,917.52	2.80	223,665.90	7.71	83.91	608
No Documentation	440	87,734,163.24	10.17	199,395.83	7.09	82.22	703
Stated Income	1,687	378,038,189.78	43.82	224,089.03	7.47	81.10	643

Total:	4,374	862,750,812.52	100.00	197,245.27	7.48	82.41	631

14. Product Type

Product Type	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
ARM 2/28	3,347	602,045,070.13	69.78	179,876.03	7.72	82.81	616
ARM 2/28 40/30 BALL	10	2,335,902.34	0.27	233,590.23	7.02	85.37	676
ARM 2/28 IO	830	217,900,289.20	25.26	262,530.47	6.92	81.98	672
ARM 3/27	96	18,602,222.05	2.16	193,773.15	7.18	77.81	615
ARM 3/27 40/30 BALL	1	50,366.56	0.01	50,366.56	7.50	80.00	656
ARM 3/27 IO	31	8,685,492.89	1.01	280,177.19	6.66	79.30	673
ARM 5/25	37	7,313,460.89	0.85	197,661.11	6.80	79.03	663
ARM 5/25 40/30 BALL	1	455,833.46	0.05	455,833.46	7.15	80.00	742
ARM 5/25 IO	21	5,362,175.00	0.62	255,341.67	6.58	79.82	671

Total:	4,374	862,750,812.52	100.00	197,245.27	7.48	82.41	631

15. State

State	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
Alabama	35	4,135,074.79	0.48	118,144.99	8.78	87.65	602
Arizona	133	25,633,094.89	2.97	192,730.04	7.39	82.26	642
Arkansas	33	4,322,318.62	0.50	130,979.35	7.93	87.74	630
California	558	166,663,266.77	19.32	298,679.69	6.85	78.56	638
Colorado	61	12,514,079.86	1.45	205,148.85	7.11	81.50	648
Connecticut	66	14,551,859.60	1.69	220,482.72	7.38	84.38	641
Delaware	11	2,058,339.64	0.24	187,121.79	8.42	89.89	608
District of Columbia	29	8,083,581.42	0.94	278,744.19	7.68	76.53	628
Florida	984	189,270,566.98	21.94	192,348.14	7.49	82.29	643
Georgia	99	14,481,289.22	1.68	146,275.65	8.10	86.82	611
Idaho	10	1,451,769.49	0.17	145,176.95	8.02	88.36	633
Illinois	126	23,354,199.12	2.71	185,350.79	7.36	83.33	619
Indiana	31	3,833,669.86	0.44	123,666.77	8.43	89.06	605
Iowa	15	1,607,578.35	0.19	107,171.89	8.59	88.79	587
Kansas	16	2,263,895.87	0.26	141,493.49	7.92	84.17	610
Kentucky	31	3,667,796.93	0.43	118,316.03	7.92	87.26	628
Louisiana	84	11,170,583.13	1.29	132,983.13	8.34	87.43	611
Maine	25	4,595,533.01	0.53	183,821.32	7.57	84.49	642
Maryland	217	50,300,891.00	5.83	231,801.34	7.44	81.52	626
Massachusetts	74	17,643,422.65	2.05	238,424.63	7.36	80.57	619
Michigan	179	25,444,983.83	2.95	142,150.75	8.12	87.53	617
Minnesota	37	7,492,529.13	0.87	202,500.79	7.67	85.17	619
Mississippi	26	3,516,551.89	0.41	135,252.00	8.63	87.37	596
Missouri	100	13,347,259.49	1.55	133,472.59	8.37	86.83	617
Nebraska	1	157,353.99	0.02	157,353.99	9.80	100.00	616
Nevada	62	13,016,765.27	1.51	209,947.83	6.92	80.55	643
New Hampshire	31	6,260,794.23	0.73	201,961.10	7.56	79.60	622
New Jersey	140	35,314,444.93	4.09	252,246.04	7.46	80.50	617
New Mexico	5	898,453.38	0.10	179,690.68	8.11	81.08	596
New York	130	29,466,751.01	3.42	226,667.32	7.54	80.28	624
North Carolina	134	21,105,494.65	2.45	157,503.69	7.85	84.74	633
North Dakota	1	133,859.54	0.02	133,859.54	8.60	90.00	616
Ohio	168	21,434,438.90	2.48	127,585.95	8.07	87.32	621
Oklahoma	13	1,309,052.51	0.15	100,696.35	8.10	90.92	618
Oregon	18	3,625,444.88	0.42	201,413.60	7.19	86.53	639
Pennsylvania	99	12,872,797.50	1.49	130,028.26	8.09	86.23	611
Rhode Island	9	1,959,740.41	0.23	217,748.93	7.64	78.83	608
South Carolina	86	13,424,602.52	1.56	156,100.03	7.83	86.54	630
South Dakota	1	91,894.85	0.01	91,894.85	8.80	80.00	588
Tennessee	59	6,918,609.32	0.80	117,264.56	8.36	84.71	579
Texas	128	17,322,656.61	2.01	135,333.25	8.38	87.43	608
Utah	18	3,241,935.15	0.38	180,107.51	7.73	86.48	631
Vermont	7	897,926.35	0.10	128,275.19	7.68	83.15	610
Virginia	180	44,175,842.04	5.12	245,421.34	7.28	82.71	646
Washington	53	10,682,457.53	1.24	201,555.80	7.19	84.44	634
West Virginia	10	1,390,265.44	0.16	139,026.54	8.48	85.75	600
Wisconsin	38	5,216,301.02	0.60	137,271.08	8.36	83.35	591
Wyoming	3	428,794.95	0.05	142,931.65	7.85	85.91	677

Total:	4,374	862,750,812.52	100.00	197,245.27	7.48	82.41	631

16. Prepay Penalty

Prepay Penalty	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
Has Prepay Penalty	2,914	553,057,579.75	64.10	189,793.27	7.42	82.28	627
None	1,460	309,693,232.77	35.90	212,118.65	7.60	82.65	639

Total:	4,374	862,750,812.52	100.00	197,245.27	7.48	82.41	631

17. Prepay Term

Prepay Term	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
0	1,460	309,693,232.77	35.90	212,118.65	7.60	82.65	639
12	31	9,808,145.97	1.14	316,391.81	7.09	79.29	642
24	2,034	390,613,127.72	45.28	192,041.85	7.44	82.03	628
36	848	152,520,501.34	17.68	179,859.08	7.38	83.12	623
60	1	115,804.72	0.01	115,804.72	6.88	53.46	535

Total:	4,374	862,750,812.52	100.00	197,245.27	7.48	82.41	631

18. Fico Scores

Fico Scores	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
<= 519	56	9,076,185.58	1.05	162,074.74	8.10	64.63	510
520 - 539	349	56,890,808.40	6.59	163,010.91	8.93	77.68	530
540 - 559	385	66,072,988.88	7.66	171,618.15	8.30	79.64	550
560 - 579	392	71,463,561.75	8.28	182,305.00	7.96	80.38	569
580 - 599	448	83,085,134.08	9.63	185,457.89	7.88	82.24	589
600 - 619	478	92,740,331.47	10.75	194,017.43	7.43	82.56	610
620 - 639	506	101,932,360.30	11.81	201,447.35	7.28	84.28	629
640 - 659	427	94,056,440.50	10.90	220,272.69	7.18	83.80	649
660 - 679	435	94,159,978.53	10.91	216,459.72	7.08	84.40	669
680 - 699	296	64,026,342.32	7.42	216,305.21	6.91	84.22	689
700 - 719	209	46,106,255.77	5.34	220,604.09	6.83	84.16	708
720 - 739	165	34,974,410.63	4.05	211,966.13	6.88	83.05	729
740 - 759	110	23,735,727.10	2.75	215,779.34	6.77	82.94	749
760 - 779	79	16,217,462.20	1.88	205,284.33	6.86	83.86	768
780 - 799	27	5,241,265.18	0.61	194,120.93	7.07	81.94	789
800 - 819	11	2,446,825.70	0.28	222,438.70	6.38	79.46	810
820 - 839	1	524,734.13	0.06	524,734.13	6.99	90.00	821

Total:	4,374	862,750,812.52	100.00	197,245.27	7.48	82.41	631

Novastar 2005-3

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3

1,942 records

Balance: 204,936,239

FIXED

1. Original Principal Balances of Mortgage Loans

Original Principal Balances of Mortgage Loans	Number Of Loans	Aggregate Original Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
<= 25,000.00	139	2,884,053.00	1.41	20,723.11	10.74	17.92	682
25,000.01 - 50,000.00	484	17,415,997.00	8.49	35,948.36	10.78	22.15	680
50,000.01 - 75,000.00	280	17,614,819.00	8.57	62,746.99	9.44	40.35	665
75,000.01 - 100,000.00	244	21,299,425.00	10.37	87,071.42	8.53	55.27	657
100,000.01 - 125,000.00	182	20,621,190.00	10.04	113,035.17	8.02	63.65	642
125,000.01 - 150,000.00	179	24,562,184.40	11.96	136,882.91	7.37	74.35	633
150,000.01 - 175,000.00	114	18,432,623.00	8.96	161,057.94	7.17	77.38	647
175,000.01 - 200,000.00	93	17,399,887.00	8.47	186,565.56	7.16	74.43	639
200,000.01 - 225,000.00	60	12,854,001.00	6.25	213,489.28	7.05	76.64	638
225,000.01 - 250,000.00	51	12,194,150.00	5.93	238,334.92	7.15	77.89	645
250,000.01 - 275,000.00	26	6,852,680.00	3.34	263,015.20	7.03	74.63	633
275,000.01 - 300,000.00	16	4,646,950.00	2.26	289,898.18	7.10	74.79	643
300,000.01 - 333,700.00	27	8,543,200.00	4.16	315,913.51	6.81	78.48	644
333,700.01 - 350,000.00	11	3,774,212.30	1.84	342,546.17	7.40	85.15	649
350,000.01 - 600,000.00	34	15,054,600.00	7.33	441,750.46	6.63	76.71	661
600,000.01 - 1,000,000.00	2	1,300,000.00	0.63	649,050.21	6.21	56.21	617

Total:	1,942	205,449,971.70	100.00	105,528.44	7.90	64.24	650

2. Principal Balances of Mortgage Loans as of Cutoff Date
Principal Balances of Mortgage Loans as of Cutoff Date	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
<= 25,000.00	139	2,880,512.92	1.41	20,723.11	10.74	97.88	682
25,000.01 - 50,000.00	484	17,399,005.25	8.49	35,948.36	10.78	96.68	680
50,000.01 - 75,000.00	280	17,569,155.84	8.57	62,746.99	9.44	88.49	665
75,000.01 - 100,000.00	244	21,245,427.43	10.37	87,071.42	8.53	83.59	657
100,000.01 - 125,000.00	182	20,572,400.36	10.04	113,035.17	8.02	79.74	642
125,000.01 - 150,000.00	179	24,502,041.65	11.96	136,882.91	7.37	76.08	633
150,000.01 - 175,000.00	114	18,360,605.49	8.96	161,057.94	7.17	77.38	647
175,000.01 - 200,000.00	93	17,350,597.36	8.47	186,565.56	7.16	75.20	639
200,000.01 - 225,000.00	60	12,809,356.62	6.25	213,489.28	7.05	76.64	638
225,000.01 - 250,000.00	51	12,155,080.82	5.93	238,334.92	7.15	77.89	645
250,000.01 - 275,000.00	26	6,838,395.11	3.34	263,015.20	7.03	74.63	633
275,000.01 - 300,000.00	16	4,638,370.91	2.26	289,898.18	7.10	74.79	643
300,000.01 - 333,700.00	27	8,529,664.78	4.16	315,913.51	6.81	78.48	644
333,700.01 - 350,000.00	11	3,768,007.91	1.84	342,546.17	7.40	85.15	649
350,000.01 - 600,000.00	34	15,019,515.72	7.33	441,750.46	6.63	76.71	661
600,000.01 - 1,000,000.00	2	1,298,100.41	0.63	649,050.21	6.21	56.21	617

Total:	1,942	204,936,238.58	100.00	105,528.44	7.90	80.64	650

3. Mortgage Rates (%)

Mortgage Rates (%)	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
5.000 - 5.499	3	752,036.79	0.37	250,678.93	5.37	60.70	679
5.500 - 5.999	56	10,800,748.76	5.27	192,870.51	5.87	67.41	668
6.000 - 6.499	134	24,187,606.03	11.80	180,504.52	6.29	68.19	665
6.500 - 6.999	280	48,352,806.25	23.59	172,688.59	6.77	74.30	643
7.000 - 7.499	167	27,000,353.18	13.18	161,678.76	7.27	77.53	633
7.500 - 7.999	196	26,428,831.99	12.90	134,840.98	7.73	80.59	634
8.000 - 8.499	83	9,065,834.80	4.42	109,226.93	8.26	86.23	637
8.500 - 8.999	123	13,716,065.91	6.69	111,512.73	8.77	85.64	628
9.000 - 9.499	45	3,623,811.31	1.77	80,529.14	9.17	84.69	635
9.500 - 9.999	194	11,346,918.64	5.54	58,489.27	9.85	95.64	661
10.000 - 10.499	110	5,209,183.29	2.54	47,356.21	10.16	98.07	672
10.500 - 10.999	177	8,102,957.72	3.95	45,779.42	10.81	99.05	676
11.000 - 11.499	149	6,781,457.80	3.31	45,513.14	11.15	99.23	686
11.500 - 11.999	120	5,265,357.78	2.57	43,877.98	11.71	99.23	669
12.000 - 12.499	52	2,243,583.12	1.09	43,145.83	12.12	99.87	673
12.500 - 12.999	45	1,753,676.87	0.86	38,970.60	12.79	100.00	735
13.000 - 13.499	8	305,008.34	0.15	38,126.04	13.00	100.00	735

Total:	1,942	204,936,238.58	100.00	105,528.44	7.90	80.64	650

4. Original Term to Maturity of Mortgage Loans
Original Term to Maturity of Mortgage Loans	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
120	9	746,040.65	0.36	82,893.41	6.97	78.85	651
180	1,030	59,319,485.12	28.95	57,591.73	9.59	91.55	676
240	19	2,204,794.35	1.08	116,041.81	7.53	73.88	625
300	5	481,913.34	0.24	96,382.67	7.93	61.93	560
360	879	142,184,005.12	69.38	161,756.55	7.21	76.26	639

Total:	1,942	204,936,238.58	100.00	105,528.44	7.90	80.64	650

5. Stated Remaining Term to Maturity of Mortgage Loans
Stated Remaining Term to Maturity of Mortgage Loans	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
61 - 120	9	746,040.65	0.36	82,893.41	6.97	78.85	651
121 - 180	1,030	59,319,485.12	28.95	57,591.73	9.59	91.55	676
181 - 240	19	2,204,794.35	1.08	116,041.81	7.53	73.88	625
241 - 300	5	481,913.34	0.24	96,382.67	7.93	61.93	560
301 - 360	879	142,184,005.12	69.38	161,756.55	7.21	76.26	639

Total:	1,942	204,936,238.58	100.00	105,528.44	7.90	80.64	650

6. Mortgage Insurance
Mortgage Insurance	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
MGIC	661	111,325,791.48	54.32	168,420.26	7.12	79.57	644
No MI	1,280	93,526,420.16	45.64	73,067.52	8.83	81.92	657
PMI	1	84,026.94	0.04	84,026.94	7.90	80.00	620

Total:	1,942	204,936,238.58	100.00	105,528.44	7.90	80.64	650

7. Lien

Lien	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
1	1,044	162,876,344.78	79.48	156,011.82	7.19	75.81	640
2	898	42,059,893.80	20.52	46,837.30	10.65	99.36	687

Total:	1,942	204,936,238.58	100.00	105,528.44	7.90	80.64	650

8. Seasoning (mos)
Seasoning (mos)	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
1	778	76,387,235.71	37.27	98,184.11	7.92	81.44	655
2	973	106,778,923.61	52.10	109,741.96	7.88	79.88	646
3	130	13,404,298.77	6.54	103,109.99	7.99	81.95	661
4	9	1,267,702.19	0.62	140,855.80	7.57	81.44	629
6	1	464,929.65	0.23	464,929.65	6.50	85.00	641
26	18	2,557,382.70	1.25	142,076.82	8.39	77.00	628
27	19	2,401,529.35	1.17	126,396.28	7.70	84.70	619
28	3	576,481.14	0.28	192,160.38	7.30	76.94	605
32	4	501,225.08	0.24	125,306.27	7.61	86.26	607
33	3	267,965.76	0.13	89,321.92	7.66	73.73	670
39	1	124,825.46	0.06	124,825.46	8.35	80.00	582
42	1	53,539.77	0.03	53,539.77	7.99	95.00	691
44	1	66,172.45	0.03	66,172.45	7.15	75.00	597
56	1	84,026.94	0.04	84,026.94	7.90	80.00	620

Total:	1,942	204,936,238.58	100.00	105,528.44	7.90	80.64	650

9. Combined LTV’s
Combined LTV’s	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
<= 25.00	5	342,888.14	0.17	68,577.63	6.71	21.99	669
25.01 - 30.00	4	346,268.99	0.17	86,567.25	7.28	28.62	677
30.01 - 35.00	10	867,189.82	0.42	86,718.98	7.09	31.92	642
35.01 - 40.00	16	1,564,961.28	0.76	97,810.08	7.01	37.37	622
40.01 - 45.00	23	3,126,935.91	1.53	135,953.74	7.10	42.59	627
45.01 - 50.00	26	3,333,967.08	1.63	128,229.50	6.77	47.85	636
50.01 - 55.00	28	5,010,317.08	2.44	178,939.90	6.61	53.22	626
55.01 - 60.00	53	7,197,302.81	3.51	135,798.17	6.73	58.21	644
60.01 - 65.00	84	14,908,328.15	7.27	177,480.10	6.79	63.44	633
65.01 - 70.00	104	16,553,479.48	8.08	159,168.07	6.80	68.52	633
70.01 - 75.00	88	14,066,699.09	6.86	159,848.85	7.03	73.64	627
75.01 - 80.00	239	39,415,250.70	19.23	164,917.37	7.10	79.20	646
80.01 - 85.00	104	15,411,144.64	7.52	148,184.08	7.44	84.22	628
85.01 - 90.00	202	28,763,829.45	14.04	142,395.20	7.68	89.41	645
90.01 - 95.00	146	11,917,115.72	5.82	81,624.08	8.71	94.57	666
95.01 - 100.00	810	42,110,560.24	20.55	51,988.35	10.42	99.97	686

Total:	1,942	204,936,238.58	100.00	105,528.44	7.90	80.64	650

10. Owner Occupancy

Owner Occupancy	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
Investment	46	5,593,407.50	2.73	121,595.82	7.77	71.11	673
Owner	1,880	196,949,932.30	96.10	104,760.60	7.91	80.96	649
Second Home	16	2,392,898.78	1.17	149,556.17	7.77	76.25	663

Total:	1,942	204,936,238.58	100.00	105,528.44	7.90	80.64	650

11. Property Types
Property Types	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
2-4 Family	70	10,876,640.71	5.31	155,380.58	7.66	74.34	662
Condo	114	8,180,753.44	3.99	71,761.00	8.79	84.49	667
PUD	321	33,887,442.55	16.54	105,568.36	7.93	81.80	659
Single Family Residence	1,437	151,991,401.88	74.17	105,769.94	7.86	80.63	646

Total:	1,942	204,936,238.58	100.00	105,528.44	7.90	80.64	650

12. Loan Purpose
Loan Purpose	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
Cash Out Refinance	927	136,379,199.64	66.55	147,118.88	7.22	75.61	636
Purchase	935	58,101,376.39	28.35	62,140.51	9.57	92.77	682
Rate/Term Refinance	80	10,455,662.55	5.10	130,695.78	7.49	78.78	644

Total:	1,942	204,936,238.58	100.00	105,528.44	7.90	80.64	650

13. Document Type
Document Type	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
Full Documentation	926	109,088,616.70	53.23	117,806.28	7.49	79.64	627
Limited Documentation	36	5,237,092.13	2.56	145,474.78	7.44	79.52	641
No Documentation	287	22,466,425.33	10.96	78,280.23	8.56	80.86	700
Stated Income	693	68,144,104.42	33.25	98,332.04	8.38	82.26	669

Total:	1,942	204,936,238.58	100.00	105,528.44	7.90	80.64	650

14. Product Type
Product Type	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
BALL15	820	38,754,237.18	18.91	47,261.26	10.60	99.23	686
BALL30	4	1,116,812.32	0.54	279,203.08	6.91	81.05	640
FR10	9	746,040.65	0.36	82,893.41	6.97	78.85	651
FR15	210	20,565,247.94	10.03	97,929.75	7.69	77.09	656
FR20	19	2,204,794.35	1.08	116,041.81	7.53	73.88	625
FR25	5	481,913.34	0.24	96,382.67	7.93	61.93	560
FR30	856	136,562,742.80	66.64	159,535.91	7.23	76.26	638
FR30 IO	19	4,504,450.00	2.20	237,076.32	6.66	75.28	674

Total:	1,942	204,936,238.58	100.00	105,528.44	7.90	80.64	650

15. State

State	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
Alabama	16	1,189,335.77	0.58	74,333.49	8.40	88.21	637
Arizona	67	5,615,899.40	2.74	83,819.39	8.05	84.29	659
Arkansas	25	1,900,422.13	0.93	76,016.89	8.40	87.56	654
California	234	31,550,128.16	15.40	134,829.61	7.62	78.23	663
Colorado	33	3,184,007.80	1.55	96,485.08	8.35	86.34	653
Connecticut	20	2,302,096.12	1.12	115,104.81	7.96	84.56	624
Delaware	4	557,800.36	0.27	139,450.09	7.29	79.52	689
District of Columbia	8	1,016,114.97	0.50	127,014.37	9.21	76.68	621
Florida	486	49,430,560.57	24.12	101,708.97	7.86	78.48	653
Georgia	56	5,458,398.32	2.66	97,471.40	8.08	86.31	621
Idaho	5	447,814.40	0.22	89,562.88	8.00	87.25	618
Illinois	39	4,168,803.27	2.03	106,892.39	7.77	81.00	623
Indiana	16	1,061,692.95	0.52	66,355.81	8.46	89.28	619
Iowa	1	27,979.94	0.01	27,979.94	11.00	95.00	678
Kansas	12	800,197.05	0.39	66,683.09	8.22	91.63	647
Kentucky	19	1,144,527.76	0.56	60,238.30	9.20	89.80	666
Louisiana	51	4,652,680.27	2.27	91,229.02	8.07	80.78	633
Maine	7	700,068.64	0.34	100,009.81	8.18	80.83	658
Maryland	66	7,703,615.07	3.76	116,721.44	7.93	78.06	654
Massachusetts	30	3,878,048.72	1.89	129,268.29	7.88	77.51	650
Michigan	34	2,097,170.40	1.02	61,681.48	8.75	87.13	646
Minnesota	10	1,771,930.54	0.86	177,193.05	7.18	65.64	586
Mississippi	18	1,543,697.46	0.75	85,760.97	8.43	85.05	636
Missouri	39	3,161,515.02	1.54	81,064.49	8.38	82.66	631
Nevada	20	1,580,178.98	0.77	79,008.95	8.84	82.22	651
New Hampshire	5	447,374.72	0.22	89,474.94	8.85	77.72	599
New Jersey	44	8,955,495.35	4.37	203,533.99	7.19	73.51	637
New Mexico	3	213,923.36	0.10	71,307.79	8.85	91.27	619
New York	67	12,517,357.38	6.11	186,826.23	7.42	79.92	647
North Carolina	91	6,677,714.57	3.26	73,381.48	8.52	89.25	663
Ohio	46	3,434,724.45	1.68	74,667.92	8.60	84.60	654
Oklahoma	10	1,396,683.23	0.68	139,668.32	7.72	82.04	657
Oregon	11	1,478,196.91	0.72	134,381.54	7.43	78.84	706
Pennsylvania	29	3,551,682.55	1.73	122,471.81	7.30	73.87	637
Rhode Island	6	753,825.90	0.37	125,637.65	7.48	80.72	705
South Carolina	52	4,308,465.84	2.10	82,855.11	7.84	83.66	654
South Dakota	1	112,333.83	0.05	112,333.83	8.70	100.00	644
Tennessee	27	2,307,015.02	1.13	85,445.00	8.26	88.57	630
Texas	108	8,133,032.64	3.97	75,305.86	8.07	83.75	644
Utah	11	1,009,148.36	0.49	91,740.76	8.43	84.33	686
Vermont	5	345,315.68	0.17	69,063.14	8.98	87.81	616
Virginia	71	8,411,342.07	4.10	118,469.61	8.21	83.98	650
Washington	25	2,787,183.43	1.36	111,487.34	8.17	85.37	645
West Virginia	4	301,732.34	0.15	75,433.09	8.77	77.40	594
Wisconsin	6	543,552.00	0.27	90,592.00	7.61	82.84	628
Wyoming	4	305,454.88	0.15	76,363.72	7.09	83.26	721

Total:	1,942	204,936,238.58	100.00	105,528.44	7.90	80.64	650

16. Prepay Penalty

Prepay Penalty	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
Has Prepay Penalty	1,094	132,289,243.14	64.55	120,922.53	7.54	78.39	647
None	848	72,646,995.44	35.45	85,668.63	8.55	84.74	655

Total:	1,942	204,936,238.58	100.00	105,528.44	7.90	80.64	650

17. Prepay Term
Prepay Term	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
0	848	72,646,995.44	35.45	85,668.63	8.55	84.74	655
12	5	907,099.94	0.44	181,419.99	7.92	87.43	651
24	311	20,877,757.06	10.19	67,131.05	9.23	91.35	671
36	750	106,875,919.36	52.15	142,501.23	7.20	75.61	642
60	28	3,628,466.78	1.77	129,588.10	7.84	83.31	629

Total:	1,942	204,936,238.58	100.00	105,528.44	7.90	80.64	650

18. Fico Scores
Fico Scores	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
<= 519	3	319,068.13	0.16	106,356.04	9.27	49.16	506
520 - 539	34	4,074,269.00	1.99	119,831.44	8.29	70.96	531
540 - 559	57	7,935,327.83	3.87	139,216.28	8.01	75.51	552
560 - 579	61	8,697,271.53	4.24	142,578.22	7.64	68.58	569
580 - 599	124	17,335,664.04	8.46	139,803.74	7.51	73.36	589
600 - 619	200	25,202,625.68	12.30	126,013.13	7.57	78.94	610
620 - 639	239	28,298,301.18	13.81	118,402.93	7.55	79.64	629
640 - 659	260	26,101,452.31	12.74	100,390.20	7.97	82.32	649
660 - 679	277	26,050,717.39	12.71	94,045.91	8.06	84.84	670
680 - 699	221	21,651,554.21	10.57	97,970.83	7.94	83.32	689
700 - 719	149	14,140,312.14	6.90	94,901.42	7.89	82.43	710
720 - 739	136	11,148,697.85	5.44	81,975.72	8.54	86.12	728
740 - 759	98	7,484,486.06	3.65	76,372.31	8.90	88.01	748
760 - 779	56	4,579,760.63	2.23	81,781.44	8.22	87.33	768
780 - 799	19	1,332,019.41	0.65	70,106.28	8.32	81.08	786
800 - 819	8	584,711.19	0.29	73,088.90	10.01	94.94	806

Total:	1,942	204,936,238.58	100.00	105,528.44	7.90	80.64	650

Novastar 2005-3

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2005-3

901 records

Balance: 236,452,407

Interest Only Loans

1. Original Principal Balances of Mortgage Loans

Original Principal Balances of Mortgage Loans	Number Of Loans	Aggregate Original Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
25,000.01 - 50,000.00	1	50,000.00	0.02	50,000.00	7.60	23.70	615
50,000.01 - 75,000.00	2	139,420.00	0.06	69,710.00	7.60	84.84	734
75,000.01 - 100,000.00	16	1,475,800.00	0.62	92,231.56	7.05	79.66	663
100,000.01 - 125,000.00	39	4,428,489.00	1.87	113,546.73	7.09	80.98	674
125,000.01 - 150,000.00	55	7,627,792.00	3.23	138,687.13	7.06	79.43	678
150,000.01 - 175,000.00	95	15,423,733.60	6.52	162,355.08	6.85	79.53	680
175,000.01 - 200,000.00	113	21,265,054.00	8.99	188,185.04	7.01	79.43	671
200,000.01 - 225,000.00	92	19,609,380.20	8.29	213,145.44	7.02	79.78	661
225,000.01 - 250,000.00	74	17,654,370.00	7.47	238,567.77	6.87	79.36	677
250,000.01 - 275,000.00	65	17,132,822.00	7.25	263,577.75	6.99	83.22	667
275,000.01 - 300,000.00	61	17,535,627.00	7.42	287,469.16	6.87	81.42	671
300,000.01 - 333,700.00	79	24,897,840.00	10.53	315,160.40	6.76	82.61	674
333,700.01 - 350,000.00	22	7,522,950.00	3.18	341,952.27	6.77	83.47	696
350,000.01 - 600,000.00	176	74,270,119.80	31.41	421,987.30	6.82	83.03	670
600,000.01 - 1,000,000.00	11	7,420,795.00	3.14	674,597.36	7.36	86.12	658

Total:	901	236,454,192.60	100.00	262,433.30	6.90	81.71	672

2. Principal Balances of Mortgage Loans as of Cutoff Date
Principal Balances of Mortgage Loans as of Cutoff Date	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
25,000.01 - 50,000.00	1	50,000.00	0.02	50,000.00	7.60	23.70	615
50,000.01 - 75,000.00	2	139,420.00	0.06	69,710.00	7.60	84.84	734
75,000.01 - 100,000.00	16	1,475,704.98	0.62	92,231.56	7.05	79.66	663
100,000.01 - 125,000.00	39	4,428,322.38	1.87	113,546.73	7.09	80.98	674
125,000.01 - 150,000.00	55	7,627,792.00	3.23	138,687.13	7.06	79.43	678
150,000.01 - 175,000.00	95	15,423,732.96	6.52	162,355.08	6.85	79.53	680
175,000.01 - 200,000.00	113	21,264,909.68	8.99	188,185.04	7.01	79.43	671
200,000.01 - 225,000.00	92	19,609,380.20	8.29	213,145.44	7.02	79.78	661
225,000.01 - 250,000.00	74	17,654,014.78	7.47	238,567.77	6.87	79.36	677
250,000.01 - 275,000.00	65	17,132,553.88	7.25	263,577.75	6.99	83.22	667
275,000.01 - 300,000.00	61	17,535,619.00	7.42	287,469.16	6.87	81.42	671
300,000.01 - 333,700.00	79	24,897,671.35	10.53	315,160.40	6.76	82.61	674
333,700.01 - 350,000.00	22	7,522,950.00	3.18	341,952.27	6.77	83.47	696
350,000.01 - 600,000.00	176	74,269,764.88	31.41	421,987.30	6.82	83.03	670
600,000.01 - 1,000,000.00	11	7,420,571.00	3.14	674,597.36	7.36	86.12	658

Total:	901	236,452,407.09	100.00	262,433.30	6.90	81.71	672

3. Mortgage Rates (%)
Mortgage Rates (%)	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
<= 4.999	2	724,000.00	0.31	362,000.00	4.91	79.56	668
5.000 - 5.499	7	1,990,500.00	0.84	284,357.14	5.30	72.91	700
5.500 - 5.999	106	30,094,428.79	12.73	283,909.71	5.86	76.42	686
6.000 - 6.499	139	36,679,027.58	15.51	263,877.90	6.29	78.62	676
6.500 - 6.999	301	77,771,909.04	32.89	258,378.44	6.76	81.26	679
7.000 - 7.499	149	38,360,768.61	16.22	257,454.82	7.24	83.45	665
7.500 - 7.999	128	33,419,199.69	14.13	261,087.50	7.73	85.34	654
8.000 - 8.499	37	9,417,956.00	3.98	254,539.35	8.25	88.61	654
8.500 - 8.999	21	5,455,440.00	2.31	259,782.86	8.72	91.47	653
9.000 - 9.499	8	1,979,544.00	0.84	247,443.00	9.20	89.99	634
9.500 - 9.999	2	451,800.00	0.19	225,900.00	9.54	90.00	648
10.500 - 10.999	1	107,833.38	0.05	107,833.38	10.70	79.47	535

Total:	901	236,452,407.09	100.00	262,433.30	6.90	81.71	672

4. Original Term to Maturity of Mortgage Loans
Original Term to Maturity of Mortgage Loans	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
360	901	236,452,407.09	100.00	262,433.30	6.90	81.71	672

Total:	901	236,452,407.09	100.00	262,433.30	6.90	81.71	672

5. Stated Remaining Term to Maturity of Mortgage Loans

Stated Remaining Term to Maturity of Mortgage Loans	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
301 - 360	901	236,452,407.09	100.00	262,433.30	6.90	81.71	672

Total:	901	236,452,407.09	100.00	262,433.30	6.90	81.71	672

6. Mortgage Insurance

Mortgage Insurance	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
MGIC	775	204,552,110.86	86.51	263,938.21	6.88	82.57	674
No MI	126	31,900,296.23	13.49	253,176.95	7.02	76.19	653

Total:	901	236,452,407.09	100.00	262,433.30	6.90	81.71	672

7. Lien

Lien	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
1	901	236,452,407.09	100.00	262,433.30	6.90	81.71	672

Total:	901	236,452,407.09	100.00	262,433.30	6.90	81.71	672

8. Seasoning(mos)

Seasoning(mos)	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
1	337	86,610,649.00	36.63	257,004.89	6.77	81.08	672
2	479	128,287,812.75	54.26	267,824.24	6.96	82.28	672
3	72	18,977,021.98	8.03	263,569.75	7.05	80.68	667
4	13	2,576,923.36	1.09	198,224.87	7.33	82.09	669

Total:	901	236,452,407.09	100.00	262,433.30	6.90	81.71	672

9. Combined LTV’s
Combined LTV’s	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
<= 25.00	1	50,000.00	0.02	50,000.00	7.60	23.70	615
25.01 - 30.00	1	131,000.00	0.06	131,000.00	7.25	28.17	610
30.01 - 35.00	2	346,240.00	0.15	173,120.00	6.46	30.96	635
40.01 - 45.00	6	1,134,000.00	0.48	189,000.00	6.29	43.14	664
45.01 - 50.00	3	821,000.00	0.35	273,666.67	6.05	48.47	698
50.01 - 55.00	7	1,353,100.00	0.57	193,300.00	6.60	52.62	647
55.01 - 60.00	16	3,824,150.00	1.62	239,009.38	6.08	58.52	627
60.01 - 65.00	26	5,329,250.00	2.25	204,971.15	6.44	63.32	636
65.01 - 70.00	26	6,143,822.79	2.60	236,300.88	6.45	68.35	654
70.01 - 75.00	33	8,814,750.00	3.73	267,113.64	6.37	73.64	671
75.01 - 80.00	470	120,106,352.19	50.80	255,545.43	6.73	79.89	683
80.01 - 85.00	73	21,420,649.50	9.06	293,433.55	6.93	84.48	655
85.01 - 90.00	162	46,091,766.35	19.49	284,517.08	7.35	89.59	663
90.01 - 95.00	75	20,886,326.26	8.83	278,484.35	7.59	94.82	666

Total:	901	236,452,407.09	100.00	262,433.30	6.90	81.71	672

10. Owner Occupancy

Owner Occupancy	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
Investment	54	11,886,563.00	5.03	220,121.54	7.47	80.94	702
Owner	822	217,576,223.09	92.02	264,691.27	6.84	81.58	670
Second Home	25	6,989,621.00	2.96	279,584.84	7.88	87.06	683

Total:	901	236,452,407.09	100.00	262,433.30	6.90	81.71	672

11. Property Types

Property Types	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
2-4 Family	27	7,290,186.20	3.08	270,006.90	7.02	81.93	696
Condo	85	19,742,015.60	8.35	232,259.01	7.01	82.35	682
PUD	206	53,098,998.64	22.46	257,762.13	6.92	82.69	672
Single Family Residence	583	156,321,206.65	66.11	268,132.43	6.87	81.28	669

Total:	901	236,452,407.09	100.00	262,433.30	6.90	81.71	672

12. Loan Purpose

Loan Purpose	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
Cash Out Refinance	353	94,183,963.70	39.83	266,810.10	6.81	80.76	653
Purchase	531	138,315,193.39	58.50	260,480.59	6.96	82.32	685
Rate/Term Refinance	17	3,953,250.00	1.67	232,544.12	6.94	82.98	652

Total:	901	236,452,407.09	100.00	262,433.30	6.90	81.71	672

13. Document Type

Document Type	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
Full Documentation	248	61,024,558.06	25.81	246,066.77	6.68	82.81	652
Limited Documentation	20	5,324,093.00	2.25	266,204.65	7.13	84.62	637
No Documentation	156	36,363,263.56	15.38	233,097.84	7.06	81.94	703
Stated Income	477	133,740,492.47	56.56	280,378.39	6.95	81.03	673

Total:	901	236,452,407.09	100.00	262,433.30	6.90	81.71	672

14. Product Type

Product Type	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
ARM 2/28 IO	830	217,900,289.20	92.15	262,530.47	6.92	81.98	672
ARM 3/27 IO	31	8,685,492.89	3.67	280,177.19	6.66	79.30	673
ARM 5/25 IO	21	5,362,175.00	2.27	255,341.67	6.58	79.82	671
FR30 IO	19	4,504,450.00	1.91	237,076.32	6.66	75.28	674

Total:	901	236,452,407.09	100.00	262,433.30	6.90	81.71	672

15. State

State	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
Alabama	1	162,000.00	0.07	162,000.00	8.85	90.00	626
Arizona	44	9,186,756.20	3.89	208,789.91	7.06	82.65	679
Arkansas	2	400,000.00	0.17	200,000.00	6.48	80.00	694
California	281	91,507,217.76	38.70	325,648.46	6.65	79.79	667
Colorado	29	6,370,245.00	2.69	219,663.62	6.92	80.30	677
Connecticut	3	801,717.35	0.34	267,239.12	7.26	86.73	678
Delaware	4	1,003,597.50	0.42	250,899.38	7.34	88.62	659
District of Columbia	6	2,241,250.00	0.95	373,541.67	7.33	85.82	673
Florida	238	53,501,408.28	22.63	224,795.83	7.23	83.38	678
Georgia	7	1,227,733.38	0.52	175,390.48	7.85	86.19	634
Idaho	1	249,850.00	0.11	249,850.00	7.99	95.00	773
Illinois	14	3,336,699.60	1.41	238,335.69	6.99	82.87	672
Kentucky	1	112,410.00	0.05	112,410.00	8.40	90.00	679
Louisiana	2	460,400.00	0.19	230,200.00	7.67	92.89	670
Maine	2	719,000.00	0.30	359,500.00	7.07	80.91	675
Maryland	49	12,366,749.36	5.23	252,382.64	6.82	80.80	677
Massachusetts	8	2,281,210.82	0.96	285,151.35	7.10	83.02	636
Michigan	7	991,750.00	0.42	141,678.57	7.14	85.56	650
Minnesota	5	1,314,950.00	0.56	262,990.00	6.88	81.66	692
Missouri	3	544,500.00	0.23	181,500.00	8.15	90.00	628
Nevada	27	6,316,002.60	2.67	233,926.02	6.95	81.63	670
New Hampshire	5	1,195,464.00	0.51	239,092.80	6.53	74.73	655
New Jersey	13	3,727,820.00	1.58	286,755.38	7.11	83.12	672
New York	12	3,930,950.00	1.66	327,579.17	6.80	82.23	693
North Carolina	25	4,257,130.75	1.80	170,285.23	7.25	83.60	673
Ohio	12	1,612,549.98	0.68	134,379.17	6.80	81.81	684
Oregon	4	992,950.00	0.42	248,237.50	6.57	86.10	663
Pennsylvania	4	725,670.00	0.31	181,417.50	7.23	84.34	660
Rhode Island	2	444,000.00	0.19	222,000.00	7.05	80.00	699
South Carolina	16	3,378,994.85	1.43	211,187.18	7.50	82.88	641
Tennessee	1	130,960.00	0.06	130,960.00	6.40	80.00	641
Texas	3	607,048.00	0.26	202,349.33	6.45	80.00	725
Utah	7	1,738,978.00	0.74	248,425.43	7.28	81.01	660
Virginia	48	15,374,910.66	6.50	320,310.64	6.64	83.45	679
Washington	13	2,770,560.00	1.17	213,120.00	6.82	83.87	668
West Virginia	1	288,973.00	0.12	288,973.00	5.99	80.00	639
Wyoming	1	180,000.00	0.08	180,000.00	7.45	90.00	672

Total:	901	236,452,407.09	100.00	262,433.30	6.90	81.71	672

16. Prepay Penalty

Prepay Penalty	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
Has Prepay Penalty	598	154,673,107.85	65.41	258,650.68	6.77	81.45	666
None	303	81,779,299.24	34.59	269,898.68	7.14	82.21	682

Total:	901	236,452,407.09	100.00	262,433.30	6.90	81.71	672

17. Prepay Term

Prepay Term	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
0	303	81,779,299.24	34.59	269,898.68	7.14	82.21	682
12	13	5,201,464.00	2.20	400,112.62	6.69	80.87	673
24	409	106,255,100.10	44.94	259,792.42	6.82	81.53	668
36	176	43,216,543.75	18.28	245,548.54	6.67	81.32	661

Total:	901	236,452,407.09	100.00	262,433.30	6.90	81.71	672

18. Fico Scores

Fico Scores	Number Of Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Average Balance	WAC	LTV	FICO
520 - 539	1	107,833.38	0.05	107,833.38	10.70	79.47	535
540 - 559	2	840,250.00	0.36	420,125.00	7.42	87.14	554
560 - 579	3	1,169,400.00	0.49	389,800.00	7.49	79.30	567
580 - 599	11	3,761,750.00	1.59	341,977.27	7.07	80.70	593
600 - 619	111	28,397,078.68	12.01	255,829.54	7.18	80.22	610
620 - 639	129	31,325,186.88	13.25	242,830.91	6.99	81.70	630
640 - 659	147	40,493,463.00	17.13	275,465.73	7.02	81.36	650
660 - 679	147	39,702,449.45	16.79	270,084.69	6.91	82.33	670
680 - 699	97	26,204,850.29	11.08	270,153.10	6.71	82.65	690
700 - 719	85	22,175,701.00	9.38	260,890.60	6.68	82.02	709
720 - 739	68	17,437,345.86	7.37	256,431.56	6.80	83.06	727
740 - 759	48	12,390,226.20	5.24	258,129.71	6.49	81.47	749
760 - 779	37	9,155,312.35	3.87	247,440.87	6.70	80.94	769
780 - 799	10	2,275,960.00	0.96	227,596.00	7.12	78.91	790
800 - 819	5	1,015,600.00	0.43	203,120.00	6.39	77.27	814

Total:	901	236,452,407.09	100.00	262,433.30	6.90	81.71	672

Novastar 2005-3

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